UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 02753

SBL Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

 (Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia

SBL Fund
805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

 (Name and address of agent for service)

Registrant's telephone number, including area code:	1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

SERIES A (LARGE CAP CORE SERIES)

SERIES B (LARGE CAP VALUE SERIES)

SERIES C (MONEY MARKET SERIES)

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

SERIES E (U.S. INTERMEDIATE BOND SERIES)

SERIES J (MID CAP GROWTH SERIES)

SERIES N (MANAGED ASSET ALLOCATION SERIES)

SERIES O (ALL CAP VALUE SERIES)

SERIES P (HIGH YIELD SERIES)

SERIES Q (SMALL CAP VALUE SERIES)

SERIES V (MID CAP VALUE SERIES)

SERIES X (SMALL CAP GROWTH SERIES)

SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

SERIES Z (ALPHA OPPORTUNITY SERIES)

460425800

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 14 of our variable insurance funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended December 31, 2012:

– Series A (Large Cap Core Series)

– Series B (Large Cap Value Series)

– Series C (Money Market Series)

– Series D (MSCI EAFE Equal Weight Series)

– Series E (U.S. Intermediate Bond Series)

– Series J (Mid Cap Growth Series)

– Series N (Managed Asset Allocation Series)

– Series O (All Cap Value Series)

– Series P (High Yield Series)

– Series Q (Small Cap Value Series)

– Series V (Mid Cap Value Series)

– Series X (Small Cap Growth Series)

– Series Y (Large Cap Concentrated Growth Series)

– Series Z (Alpha Opportunity Series)

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2012

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Series Value and Growth Funds may not be suitable for all investors. • An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. • Value stocks are subject to the risk that the intrinsic value of the underlying stocks may never be realized by the market or that the stock’s price will decline in value. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

The Series C (Money Market Series) may not be suitable for all investors. • An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. • It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are listed below. • The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. • The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. • Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. • Fixed income securities with longer durations are subject to more volatility than those with shorter durations. • Regulations of money market funds are evolving. • New regulations may affect negatively the Fund’s performance, yield and cost.

The Series D (MSCI EAFE Equal Weight Series) may not be suitable for all investors. • Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the fund may lose money. • Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Noncorrelation risk refers to the risk that the advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s underlying index, either on a daily or aggregate basis. Noncorrelation risk may cause the Fund’s performance to be less than you expect. • The Fund’s investment in foreign instruments may be volatile due to the impact of diplomatic, political or economic developments on the country in question. Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. • The Fund’s use of futures contracts may be more volatile than direct investments in underlying securities, involve additional expenses and may involve a small initial investment relative to the risk assumed. • The Fund’s underlying index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominant capitalization range represented in the underlying index may underperform other segments of the equity market or the equity market as a whole. See the prospectus for more details.

The Series E (U.S. Intermediate Bond Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. • The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect.

The Series P (High Yield Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (concluded)	December 31, 2012

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays U.S. Intermediate Government/Credit Bond® Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI EAFE Equal Weighted Index equally weights the issuers in the MSCI EAFE Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Equal Weighted Index is rebalanced quarterly so that each issuer has the same weight on each rebalancing date. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1,4]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
Series A (Large Cap Core Series)	0.96%	4.91%	$1,000.00	$1,049.10	$4.94
Series B (Large Cap Value Series)	0.84%	9.01%	1,000.00	1,090.10	4.41
Series C (Money Market Series)	0.73%	(0.22%)	1,000.00	997.80	3.67
Series D (MSCI EAFE Equal Weight Series)	1.18%	12.78%	1,000.00	1,127.80	6.31
Series E (U.S. Intermediate Bond Series)	0.81%	3.73%	1,000.00	1,037.30	4.15
Series J (Mid Cap Growth Series)	0.95%	5.78%	1,000.00	1,057.80	4.91
Series N (Managed Asset Allocation Series)	1.22%	5.59%	1,000.00	1,055.90	6.30
Series O (All Cap Value Series)	0.91%	9.60%	1,000.00	1,096.00	4.79
Series P (High Yield Series)	0.98%	7.56%	1,000.00	1,075.60	5.11
Series Q (Small Cap Value Series)	1.16%	10.74%	1,000.00	1,107.40	6.14
Series V (Mid Cap Value Series)	0.93%	10.99%	1,000.00	1,109.90	4.93
Series X (Small Cap Growth Series)	1.16%	4.82%	1,000.00	1,048.20	5.97
Series Y (Large Cap Concentrated Growth Series)	1.04%	1.44%	1,000.00	1,014.40	5.27
Series Z (Alpha Opportunity Series)	2.23%	6.48%	1,000.00	1,064.80	11.57

Table 2. Based on hypothetical 5% return (before expenses)
Series A (Large Cap Core Series)	0.96%	5.00%	$1,000.00	$1,020.31	$4.88
Series B (Large Cap Value Series)	0.84%	5.00%	1,000.00	1,020.91	4.27
Series C (Money Market Series)	0.73%	5.00%	1,000.00	1,021.47	3.71
Series D (MSCI EAFE Equal Weight Series)	1.18%	5.00%	1,000.00	1,019.20	5.99
Series E (U.S. Intermediate Bond Series)	0.81%	5.00%	1,000.00	1,021.06	4.12
Series J (Mid Cap Growth Series)	0.95%	5.00%	1,000.00	1,020.36	4.82
Series N (Managed Asset Allocation Series)	1.22%	5.00%	1,000.00	1,019.00	6.19
Series O (All Cap Value Series)	0.91%	5.00%	1,000.00	1,020.56	4.62
Series P (High Yield Series)	0.98%	5.00%	1,000.00	1,020.21	4.98
Series Q (Small Cap Value Series)	1.16%	5.00%	1,000.00	1,019.30	5.89
Series V (Mid Cap Value Series)	0.93%	5.00%	1,000.00	1,020.46	4.72
Series X (Small Cap Growth Series)	1.16%	5.00%	1,000.00	1,019.30	5.89
Series Y (Large Cap Concentrated Growth Series)	1.04%	5.00%	1,000.00	1,019.91	5.28
Series Z (Alpha Opportunity Series)	2.23%	5.00%	1,000.00	1,013.93	11.29

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.
[4]	This ratio represents annualized net expenses which includes dividends on short sales and prime broker interest expense. Excluding these expenses, the operating expense ratio would be 0.03% lower in Series Z (Alpha Opportunity Series).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders

For the fiscal year ended December 31, 2012, the Series A (Large Cap Core Series) returned 13.04%, while the benchmark, the S&P 500® Index, gained 16.00%. The Fund pursues its objective by investing 50% of its total assets according to a large cap growth strategy and approximately 50% to a large cap value strategy. The managers rebalance if either strategy equals or exceeds 60% of total assets. The managers use a blended approach, investing in growth stocks and value stocks, and may invest in a limited number of industries and sectors.

The large cap growth manager chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed-income factors, along with a quantitative fundamental bottom-up approach. The large cap value manager chooses securities of companies that appear to be undervalued relative to assets, growth potential and cash flow. The managers sell a security when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor performance.

Poor stock selection, particularly in the Financials and Health Care sectors, was the main reason for the underperformance relative to the benchmark. These effects were partially offset by good stock selection in the Consumer Discretionary sector and by both stock selection and an underweight in the Utilities sector.

The holdings contributing most to return were Apple, Inc. and Wells Fargo & Co. Leading detractors from performance were Caterpillar, Inc. and Hewlett-Packard Co.

From the growth perspective, our fixed income indicators, including the slope of the yield curve and corporate bond spreads, continue to point to a modest economic environment but a decent risk environment. Strong corporate debt issuance, coupled with historically tight bond spreads, confirms a healthy risk appetite with fixed-income markets, which we believe is a leading indicator of the risk environment for equities. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

In the value side of the portfolio, we remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

Mark Bronzo, CFA, Portfolio Manager

Mark A. Mitchell, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES A (LARGE CAP CORE SERIES)

OBJECTIVE:  Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series A (Large Cap Core Series)	13.04%	0.52%	4.20%
S&P 500 Index	16.00%	1.66%	7.10%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.1%
Financial Select Sector SPDR Fund	2.3%
JPMorgan Chase & Co.	2.3%
Mondelez International, Inc. — Class A	2.2%
Health Care Select Sector SPDR Fund	2.1%
Covidien plc	2.1%
Wells Fargo & Co.	1.9%
Aetna, Inc.	1.9%
Google, Inc. — Class A	1.9%
Chevron Corp.	1.8%
Top Ten Total	22.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES A (LARGE CAP CORE SERIES)

	Shares	Value

COMMON STOCKS† - 89.1%

Information Technology - 20.1%
Apple, Inc.	15,295	$8,152,693
Google, Inc. — Class A*	5,235	3,713,552
International Business Machines Corp.	17,250	3,304,238
Microsoft Corp.	121,530	3,248,497
eBay, Inc.*	63,650	3,247,423
Computer Sciences Corp.	75,010	3,004,151
Oracle Corp.	89,550	2,983,806
TE Connectivity Ltd.	77,700	2,884,224
EMC Corp.*	107,650	2,723,545
Broadcom Corp. — Class A	63,080	2,094,887
Cisco Systems, Inc.	102,700	2,018,055
Hewlett-Packard Co.	74,214	1,057,549
NetApp, Inc.*	22,270	747,159
Euronet Worldwide, Inc.*	20,642	487,151
Mercury Systems, Inc.*	23,080	212,336
Total Information Technology		39,879,266
Consumer Discretionary - 13.2%
Time Warner, Inc.	69,400	3,319,401
Starbucks Corp.	60,450	3,241,329
TJX Companies, Inc.	75,650	3,211,343
Comcast Corp. — Class A	84,800	3,169,824
Home Depot, Inc.	50,800	3,141,980
Walt Disney Co.	61,842	3,079,113
BorgWarner, Inc.*	33,350	2,388,527
Wynn Resorts Ltd.	19,750	2,221,678
Lowe’s Companies, Inc.	50,390	1,789,853
DeVry, Inc.	27,900	662,067
Total Consumer Discretionary		26,225,115
Financials - 12.3%
JPMorgan Chase & Co.	101,836	4,477,729
Wells Fargo & Co.	109,404	3,739,428
Aon plc	51,190	2,846,164
Berkshire Hathaway, Inc. — Class A*	19	2,547,140
American International Group, Inc.*	67,730	2,390,869
Allstate Corp.	48,400	1,944,228
State Street Corp.	40,100	1,885,101
U.S. Bancorp	55,658	1,777,717
BB&T Corp.	49,017	1,426,885
Reinsurance Group of America, Inc. —
Class A	17,460	934,459
Citigroup, Inc.	12,280	485,797
Total Financials		24,455,517
Energy - 11.3%
Chevron Corp.	33,800	3,655,132
Ensco plc — Class A	47,450	2,812,836
Schlumberger Ltd.	38,500	2,667,665
Williams Companies, Inc.	78,900	2,583,186
McDermott International, Inc.*	214,160	2,360,043
Apache Corp.	22,405	1,758,792
Halliburton Co.	46,300	1,606,147
Exxon Mobil Corp.	16,530	1,430,672
ConocoPhillips	19,000	1,101,810
Whiting Petroleum Corp.*	20,310	880,845
Chesapeake Energy Corp.	42,300	703,026
Phillips 66	9,500	504,450
WPX Energy, Inc.*	29,566	439,942
Total Energy		22,504,546
Industrials - 11.2%
Honeywell International, Inc.	44,000	2,792,679
Deere & Co.	31,450	2,717,909
AMETEK, Inc.	65,675	2,467,410
URS Corp.	62,160	2,440,402
Boeing Co.	29,780	2,244,221
Republic Services, Inc. — Class A	73,900	2,167,487
United Technologies Corp.	24,700	2,025,647
Quanta Services, Inc.*	67,890	1,852,718
Equifax, Inc.	34,180	1,849,822
Parker Hannifin Corp.	19,050	1,620,393
Total Industrials		22,178,688
Health Care - 8.9%
Covidien plc	73,020	4,216,174
Aetna, Inc.	80,400	3,722,520
Abbott Laboratories	32,600	2,135,300
Gilead Sciences, Inc.*	29,038	2,132,841
Biogen Idec, Inc.*	11,550	1,694,039
Forest Laboratories, Inc.*	41,400	1,462,248
UnitedHealth Group, Inc.	24,200	1,312,608
Teva Pharmaceutical Industries Ltd. ADR	24,850	927,899
Total Health Care		17,603,629
Consumer Staples - 7.8%
Mondelez International, Inc. — Class A	173,700	4,424,139
Coca-Cola Co.	87,700	3,179,125
CVS Caremark Corp.	53,050	2,564,968
JM Smucker Co.	24,300	2,095,632
Wal-Mart Stores, Inc.	29,780	2,031,889
Kraft Foods Group, Inc.	17,066	775,991
Costco Wholesale Corp.	4,770	471,133
Total Consumer Staples		15,542,877

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
SERIES A (LARGE CAP CORE SERIES)

	Shares	Value

Materials - 2.3%
Dow Chemical Co.	76,950	$2,487,024
CF Industries Holdings, Inc.	10,350	2,102,706
Total Materials		4,589,730
Utilities - 1.6%
Edison International	72,000	3,253,680
Telecommunication Services - 0.4%
Windstream Corp.	89,400	740,232
Total Common Stocks
(Cost $156,659,980)		176,973,280
EXCHANGE TRADED FUNDS† - 7.8%
Financial Select Sector SPDR Fund	279,300	4,580,520
Health Care Select Sector SPDR Fund	106,600	4,258,670
Materials Select Sector SPDR Fund	62,050	2,329,357
Industrial Select Sector SPDR Fund	59,450	2,253,155
Consumer Staples Select Sector
SPDR Fund	59,400	2,068,902
Total Exchange Traded Funds
(Cost $15,271,509)		15,490,604

	Face
	Amount	Value

REPURCHASE AGREEMENT††,1 - 2.1%
UMB Financial Corp.
issued 12/31/12 at 0.07%
due 01/02/13	$4,142,000	$4,142,000
Total Repurchase Agreement
(Cost $4,142,000)		4,142,000
Total Investments - 99.0%
(Cost $176,073,489)		$196,605,884
Other Assets & Liabilities, net - 1.0%		2,009,223
Total Net Assets - 100.0%		$198,615,107

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SERIES A (LARGE CAP CORE SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $171,931,489)	$192,463,884
Repurchase agreements, at value
(cost $4,142,000)	4,142,000
Total investments
(cost $176,073,489)	196,605,884
Cash	1,603,724
Prepaid expenses	4,756
Receivables:
Securities sold	372,619
Dividends	304,815
Fund shares sold	4,585
Interest	8
Total assets	198,896,391
Liabilities:
Payable for:
Management fees	126,300
Fund shares redeemed	73,685
Fund accounting/administration fees	15,998
Transfer agent/maintenance fees	5,592
Directors’ fees*	535
Miscellaneous	59,174
Total liabilities	281,284
Net assets	$198,615,107
Net assets consist of:
Paid in capital	$218,405,358
Undistributed net investment income	1,952,226
Accumulated net realized loss on investments	(42,274,872)
Net unrealized appreciation on investments	20,532,395
Net assets	$198,615,107
Capital shares outstanding	7,873,905
Net asset value per share	$25.22

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$3,933,710
Interest	1,519
Total investment income	3,935,229

Expenses:
Management fees	1,583,420
Transfer agent/maintenance fees	26,593
Fund accounting/administration fees	200,564
Directors’ fees*	23,885
Custodian fees	11,060
Miscellaneous	137,481
Total expenses	1,983,003
Net investment income	1,952,226

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,722,503
Net realized gain	13,722,503
Net change in unrealized appreciation (depreciation) on:
Investments	10,476,312
Net change in unrealized appreciation (depreciation)	10,476,312
Net realized and unrealized gain	24,198,815
Net increase in net assets resulting from operations	$26,151,041

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (LARGE CAP CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,952,226	$1,309,773
Net realized gain on investments	13,722,503	6,657,049
Net change in unrealized appreciation (depreciation) on investments	10,476,312	(16,841,599)
Net increase (decrease) in net assets resulting from operations	26,151,041	(8,874,777)

Capital share transactions:
Proceeds from sale of shares	8,284,929	13,965,682
Cost of shares redeemed	(42,815,935)	(41,915,795)
Net decrease from capital share transactions	(34,531,006)	(27,950,113)
Net decrease in net assets	(8,379,965)	(36,824,890)

Net assets:
Beginning of year	206,995,072	243,819,962
End of year	$198,615,107	$206,995,072
Undistributed net investment income at end of year	$1,952,226	$1,309,773

Capital share activity:
Shares sold	335,217	602,805
Shares redeemed	(1,738,927)	(1,815,320)
Net decrease in shares	(1,403,710)	(1,212,515)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SERIES A (LARGE CAP CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$22.31	$23.24	$19.97	$15.38	$24.57
Income (loss) from investment operations:
Net investment income[a]	.23	.13	.18	.11	.14
Net gain (loss) on investments (realized and unrealized)	2.68	(1.06)	3.09	4.48	(9.33)
Total from investment operations	2.91	(.93)	3.27	4.59	(9.19)
Net asset value, end of period	$25.22	$22.31	$23.24	$19.97	$15.38

Total Return[b]	13.04%	(4.00%)	16.37%	29.84%	(37.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$198,615	$206,995	$243,820	$186,007	$165,109
Ratios to average net assets:
Net investment income	0.92%	0.57%	0.89%	0.68%	0.66%
Total expenses[c]	0.94%	0.90%	0.92%	0.92%	0.90%
Portfolio turnover rate	103%	87%	111%	78%	142%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the fiscal year ended December 31, 2012, the Series B (Large Cap Value Series) returned 15.61%, compared with the Russell 1000® Value Index, which returned 17.51%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by good stock selection and an underweight in the Utilities sector, as well as good stock selection in the Information Technology sector. However, these benefits were not enough to offset poor stock selection in the Financials sectors, and an underweight and poor stock selection in the Telecommunication Services sector.

The holdings contributing most to portfolio performance over the period were Computer Sciences Corp. and Equifax, Inc. The main detractors were Hewlett-Packard Co. and Western Union Co.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

Mark A. Mitchell, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE:  Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12[1]

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	15.61%	0.51%	7.65%
Russell 1000 Value Index	17.51%	0.59%	7.38%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Aetna, Inc.	4.0%
Chevron Corp.	3.9%
Wells Fargo & Co.	3.8%
Time Warner, Inc.	3.5%
Edison International	3.5%
Computer Sciences Corp.	3.2%
TE Connectivity Ltd.	3.1%
Aon plc	3.1%
Williams Companies, Inc.	2.8%
CVS Caremark Corp.	2.7%
Top Ten Total	33.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 96.4%

Financials - 23.6%
Wells Fargo & Co.	272,825	$9,325,158
Aon plc	136,310	7,578,836
Berkshire Hathaway, Inc. — Class A*	50	6,702,999
American International Group, Inc.*	179,839	6,348,317
JPMorgan Chase & Co.	135,369	5,952,175
Allstate Corp.	127,050	5,103,599
State Street Corp.	104,500	4,912,545
U.S. Bancorp	148,526	4,743,920
BB&T Corp.	128,263	3,733,736
Reinsurance Group of America, Inc. —
Class A	46,530	2,490,286
Citigroup, Inc.	32,730	1,294,799
Total Financials		58,186,370
Energy - 17.9%
Chevron Corp.	88,400	9,559,577
Williams Companies, Inc.	208,910	6,839,713
McDermott International, Inc.*	570,019	6,281,609
Apache Corp.	58,612	4,601,042
Halliburton Co.	120,900	4,194,021
Exxon Mobil Corp.	43,470	3,762,329
ConocoPhillips	41,200	2,389,188
Whiting Petroleum Corp.*	54,090	2,345,883
Chesapeake Energy Corp.	111,800	1,858,116
WPX Energy, Inc.*	77,433	1,152,203
Phillips 66	20,600	1,093,860
Total Energy		44,077,541
Industrials - 12.8%
URS Corp.	163,270	6,409,980
Republic Services, Inc. — Class A	191,700	5,622,561
United Technologies Corp.	63,900	5,240,439
Quanta Services, Inc.*	180,890	4,936,488
Equifax, Inc.	91,020	4,926,002
Parker Hannifin Corp.	50,760	4,317,646
Total Industrials		31,453,116
Information Technology - 11.2%
Computer Sciences Corp.	199,580	7,993,178
TE Connectivity Ltd.	204,550	7,592,896
Cisco Systems, Inc.	267,800	5,262,270
Hewlett-Packard Co.	196,051	2,793,727
NetApp, Inc.*	58,490	1,962,340
Euronet Worldwide, Inc.*	54,865	1,294,814
Mercury Systems, Inc.*	60,620	557,704
Total Information Technology		27,456,929
Health Care - 10.0%
Aetna, Inc.	211,000	9,769,300
Covidien plc	89,100	5,144,634
Forest Laboratories, Inc.*	107,800	3,807,496
UnitedHealth Group, Inc.	63,300	3,433,392
Teva Pharmaceutical Industries Ltd. ADR	65,320	2,439,049
Total Health Care		24,593,871
Consumer Staples - 7.7%
CVS Caremark Corp.	139,120	6,726,452
Wal-Mart Stores, Inc.	79,090	5,396,310
Mondelez International, Inc. — Class A	136,300	3,471,561
Kraft Foods Group, Inc.	45,433	2,065,839
Costco Wholesale Corp.	12,680	1,252,404
Total Consumer Staples		18,912,566
Consumer Discretionary - 6.2%
Time Warner, Inc.	181,933	8,701,855
Lowe’s Companies, Inc.	134,480	4,776,730
DeVry, Inc.	73,500	1,744,155
Total Consumer Discretionary		15,222,740
Utilities - 3.5%
Edison International	189,700	8,572,543
Materials - 2.7%
Dow Chemical Co.	205,350	6,636,912
Telecommunication Services - 0.8%
Windstream Corp.	232,532	1,925,365
Total Common Stocks
(Cost $194,130,430)		237,037,953

EXCHANGE TRADED FUNDS† - 1.5%
iShares Russell 1000 Value Index Fund	51,780	3,770,620
Total Exchange Traded Funds
(Cost $3,547,806)		3,770,620
	Face
	Amount
REPURCHASE AGREEMENT††,1 - 2.1%
UMB Financial Corp.
issued 12/31/12 at 0.07%
due 01/02/13	$5,245,000	5,245,000
Total Repurchase Agreement
(Cost $5,245,000)		5,245,000
Total Investments - 100.0%
(Cost $202,923,236)		$246,053,573
Other Assets & Liabilities, net - 0.0%		53,122
Total Net Assets - 100.0%		$246,106,695

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $197,678,236)	$240,808,573
Repurchase agreements, at value
(cost $5,245,000)	5,245,000
Total investments
(cost $202,923,236)	246,053,573
Prepaid expenses	5,644
Cash	1,319
Receivables:
Dividends	360,133
Fund shares sold	23,414
Interest	10
Total assets	246,444,093
Liabilities:
Payable for:
Fund shares redeemed	143,509
Management fees	134,955
Fund accounting/administration fees	19,724
Transfer agent/maintenance fees	6,020
Directors’ fees*	393
Miscellaneous	32,797
Total liabilities	337,398
Net assets	$246,106,695
Net assets consist of:
Paid in capital	$249,494,013
Undistributed net investment income	3,229,551
Accumulated net realized loss on investments	(49,747,206)
Net unrealized appreciation on investments	43,130,337
Net assets	$246,106,695
Capital shares outstanding	8,586,755
Net asset value per share	$28.66

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$5,312,153
Interest	2,413
Total investment income	5,314,566

Expenses:
Management fees	1,639,125
Transfer agent/maintenance fees	27,124
Fund accounting/administration fees	239,561
Directors’ fees*	28,311
Custodian fees	8,163
Miscellaneous	142,731
Total expenses	2,085,015
Net investment income	3,229,551

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,161,128
Net realized gain	10,161,128
Net change in unrealized appreciation (depreciation) on:
Investments	23,246,913
Net change in unrealized appreciation (depreciation)	23,246,913
Net realized and unrealized gain	33,408,041
Net increase in net assets resulting from operations	$36,637,592

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,229,551	$2,783,403
Net realized gain on investments	10,161,128	8,846,208
Net change in unrealized appreciation (depreciation) on investments	23,246,913	(21,354,454)
Net increase (decrease) in net assets resulting from operations	36,637,592	(9,724,843)

Capital share transactions:
Proceeds from sale of shares	14,915,262	17,773,916
Cost of shares redeemed	(54,897,141)	(56,778,889)
Net decrease from capital share transactions	(39,981,879)	(39,004,973)
Net decrease in net assets	(3,344,287)	(48,729,816)

Net assets:
Beginning of year	249,450,982	298,180,798
End of year	$246,106,695	$249,450,982
Undistributed net investment income at end of year	$3,229,551	$2,783,403

Capital share activity:
Shares sold	550,498	700,724
Shares redeemed	(2,025,731)	(2,201,359)
Net decrease in shares	(1,475,233)	(1,500,635)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$24.79	$25.79	$22.20	$17.55	$27.94
Income (loss) from investment operations:
Net investment income[a]	.35	.26	.19	.19	.29
Net gain (loss) on investments (realized and unrealized)	3.52	(1.26)	3.40	4.46	(10.68)
Total from investment operations	3.87	(1.00)	3.59	4.65	(10.39)
Net asset value, end of period	$28.66	$24.79	$25.79	$22.20	$17.55

Total Return[b]	15.61%	(3.88%)	16.17%	26.50%	(37.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$246,107	$249,451	$298,181	$280,473	$250,972
Ratios to average net assets:
Net investment income	1.28%	1.00%	0.81%	1.03%	1.21%
Total expenses[c]	0.83%	0.80%	0.80%	0.81%	0.80%
Portfolio turnover rate	17%	19%	17%	16%	32%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the fiscal year ended December 31, 2012, the Series C (Money Market Series) returned -0.52%. The U.S. Federal Reserve continues to hold rates near 0%, making it a challenge to maintain a positive yield. The Fed has signaled that it will continue to keep rates low in the near future.

Composition of Portfolio Assets

At December 31, 2012, the average weighted maturity of the holdings in the Fund was 45 days. At year-end, approximately 40% of the Fund consisted of a mix of Treasury and Agency repurchase agreements and 60% in commercial paper.

Market Review

The Federal Reserve has repeatedly stated its intention to keep rates low for the foreseeable future, which will continue to be challenging for money market portfolios as there is very little yield available. Because of the historically low yields, returns in the Fund turned negative after the application of management fees. Newly instituted SEC regulations require at least 30% of portfolio assets to be invested in government issues or equivalent securities, such as repurchase agreements. Additionally, average weighted maturity is now limited to a maximum of 60 days. Both changes are on the side of safety but weigh on the yield of money market funds.

The Fund focused on the high quality issuers and short duration periods due to the relatively flat yield curve over 60 day maturities, which provided no incentive to increase the Funds’ duration. In addition, we invested in asset-backed commercial paper of large, well-diversified programs that offer multiple layers of protection.

Outlook

Our philosophy in managing the Fund is to take a conservative approach that doesn’t add risk to the portfolio by reaching for marginal gains in yield. With the yield environment likely to remain as is for the time being, we will continue to manage the Fund conservatively with expectations of low returns. As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Series C (Money Market Series).

Sincerely,

Steve McFeely, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES C (MONEY MARKET SERIES)

OBJECTIVE:  Seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: May 1, 1979

The Fund invests principally in money market instruments such as commercial paper.

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series C (Money Market Series)	-0.52%	0.04%	1.32%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES C (MONEY MARKET SERIES)

	Face
	Amount	Value

MORTGAGE BACKED SECURITIES†† - 0.2%
Small Business Administration Pools
#503303, 0.75% due 01/01/13[1,2]	$91,673	$91,971
#503295, 0.75% due 01/01/13[1,2]	50,403	50,567
#502353, 1.00% due 01/01/13[1,2]	20,872	20,872
Total Mortgage Backed Securities
(Cost $162,977)		163,410
COMMERCIAL PAPER†† - 59.5%
Toyota Motor Credit Corp.
0.24% due 03/06/13	3,500,000	3,499,128
0.23% due 08/14/13	205,000	204,691
Total Toyota Motor Credit Corp.		3,703,819
Archer-Daniels-Midland Co.
0.20% due 01/31/13	3,000,000	2,999,500
0.25% due 02/06/13	600,000	599,850
Total Archer-Daniels-Midland Co.		3,599,350
Coca-Cola Co.
0.16% due 03/04/13	2,000,000	1,999,545
0.20% due 02/06/13	1,000,000	999,894
0.14% due 03/01/13	600,000	599,870
Total Coca-Cola Co.		3,599,309
American Honda Finance Corp.
0.16% due 02/22/13	2,500,000	2,499,171
0.16% due 03/21/13	1,100,000	1,099,404
Total American Honda Finance Corp.		3,598,575
Sheffield Receivables Corp.
0.23% due 03/12/13	3,600,000	3,598,531
Prudential plc
0.38% due 01/04/13	2,000,000	1,999,962
0.35% due 05/02/13	1,100,000	1,098,677
0.80% due 05/02/13	500,000	499,398
Total Prudential plc		3,598,037
Barclays US Funding LLC
0.50% due 01/03/13	3,000,000	2,999,965
0.25% due 02/01/13	500,000	499,923
Total Barclays US Funding LLC		3,499,888
General RE Corp.
0.17% due 02/06/13	3,500,000	3,499,338
Nestle Capital Corp.
0.24% due 05/20/13	2,000,000	1,998,810
0.23% due 05/20/13	1,500,000	1,499,108
Total Nestle Capital Corp.		3,497,918
Societe Generale North America, Inc.
0.30% due 02/01/13	2,900,000	2,899,251
0.38% due 02/07/13	500,000	499,862
Total Societe Generale North America, Inc.		3,399,113
Jupiter Securitization Company LLC
0.21% due 03/06/13	2,000,000	1,999,345
0.21% due 03/05/13	1,250,000	1,249,596
Total Jupiter Securitization Company LLC		3,248,941
UBS Finance Delaware LLC
0.38% due 09/10/13	3,000,000	2,991,194
ING (U.S.) Funding LLC
0.60% due 05/02/13	1,000,000	998,797
0.55% due 05/01/13	800,000	799,053
Total ING U.S. Funding LLC		1,797,850
Total Commercial Paper
(Cost $43,628,812)		43,631,863
REPURCHASE AGREEMENT††,3 - 39.3%
UMB Financial Corp.
issued 12/31/12 at 0.07%
due 01/02/13	28,846,000	28,846,000
Total Repurchase Agreement
(Cost $28,846,000)		28,846,000
Total Investments - 99.0%
(Cost $72,637,789)		$72,641,273
Other Assets & Liabilities, net - 1.0%		729,734
Total Net Assets - 100.0%		$73,371,007

††	Value determined based on Level 2 inputs — See Note 4.

[1]	Maturity date indicated is next interest reset date.

[2]	Variable rate security. Rate indicated is rate effective at December 31, 2012.
[3]	Repurchase Agreement — See Note 5.

 plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES C (MONEY MARKET SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $43,791,789)	$43,795,273
Repurchase agreements, at value
(cost $28,846,000)	28,846,000
Total investments
(cost $72,637,789)	72,641,273
Prepaid expenses	2,207
Cash	349
Receivables:
Fund shares sold	747,886
Securities sold	71,618
Interest	322
Total assets	73,463,655
Liabilities:
Payable for:
Management fees	31,280
Fund shares redeemed	17,344
Professional fees	12,990
Transfer agent/maintenance fees	7,737
Fund accounting/administration fees	5,943
Directors’ fees*	2,612
Miscellaneous	14,742
Total liabilities	92,648
Net assets	$73,371,007
Net assets consist of:
Paid in capital	$73,367,523
Undistributed net investment income	—
Accumulated net realized gain on investments	—
Net unrealized appreciation on investments	3,484
Net assets	$73,371,007
Capital shares outstanding	5,492,548
Net asset value per share	$13.36

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$157,305
Total investment income	157,305

Expenses:
Management fees	439,108
Transfer agent/maintenance fees	28,630
Fund accounting/administration fees	83,430
Directors’ fees*	8,337
Custodian fees	6,051
Miscellaneous	57,618
Total expenses	623,174
Net investment loss	(465,869)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—
Net realized gain	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,224
Net change in unrealized appreciation (depreciation)	2,224
Net realized and unrealized gain	2,224
Net decrease in net assets resulting from operations	$(463,645)

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES C (MONEY MARKET SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(465,869)	$(682,146)
Net realized loss on investments	—	(4)
Net change in unrealized appreciation (depreciation) on investments	2,224	1,797
Net decrease in net assets resulting from operations	(463,645)	(680,353)

Capital share transactions:
Proceeds from sale of shares	77,832,972	174,897,246
Cost of shares redeemed	(112,615,282)	(171,790,898)
Net increase (decrease) from capital share transactions	(34,782,310)	3,106,348
Net increase (decrease) in net assets	(35,245,955)	2,425,995

Net assets:
Beginning of year	108,616,962	106,190,967
End of year	$73,371,007	$108,616,962
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	5,809,813	12,988,330
Shares redeemed	(8,405,645)	(12,763,672)
Net increase (decrease) in shares	(2,595,832)	224,658

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES C (MONEY MARKET SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$13.43	$13.50	$13.56	$13.61	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.08)	(.06)	(.03)	.26
Net gain (loss) on investments (realized and unrealized)	(—)[c]	.01	(—)[c]	(.02)	.02
Total from investment operations	(.07)	(.07)	(.06)	(.05)	.28
Net asset value, end of period	$13.36	$13.43	$13.50	$13.56	$13.61

Total Return[b]	(0.52%)	(0.52%)	(0.44%)	(0.37%)	2.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,371	$108,617	$106,191	$153,262	$268,318
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.57%)	(0.46%)	(0.23%)	1.94%
Total expenses	0.71%	0.70%	0.70%	0.67%	0.65%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Less than $0.01 per share.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the 12-month period ended December 31, 2012, the Series D (MSCI EAFE Equal Weight Series) returned 16.57%, while the Fund’s benchmark, the MSCI EAFE Equal Weighted Index, returned 16.91%.

The strategy provides broad exposure to the companies in the MSCI EAFE Equal Weighted Index, which represents the equity markets of developed countries in Europe, Australasia and the Far East. The Fund seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index. The index weights the issuers in the MSCI EAFE Index (the cap-weighted version of the index) the same weight on the rebalancing date. Between two rebalancings, the weight of securities in the equal weighted index will deviate from equal weight based on the performance of each security.

The sectors contributing most to Fund performance over the past 12 months were the Financials and Industrials sectors. The Telecommunication Services sector was the only detractor from return.

The holdings contributing most to the portfolio performance over the period were Vanguard MSCI EAFE ETF and the Goodman Group.

The holdings detracting most from portfolio performance over the period were Bankia S.A. and Banco Popular Espanol S.A.

Thank you for investing in the Fund.

Sincerely,

Michael Byrum, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

OBJECTIVE:  Seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index (the “Underlying Index”).

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series D (MSCI EAFE Equal Weight Series)	16.57%	-3.48%	7.55%
MSCI EAFE Equal Weighted Index	16.91%	N/A	N/A
MSCI EAFE Equal Weighted Index-Blended**	16.91%	-2.19%	7.22%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)

Vanguard MSCI EAFE ETF	3.5%
iShares MSCI Japan Index Fund	0.8%
Sharp Corp.	0.2%
Invensys plc	0.2%
Tokyo Electric Power Company, Inc.	0.2%
Nomura Holdings, Inc.	0.1%
Sumco Corp.	0.1%
Kobe Steel Ltd.	0.1%
Mazda Motor Corp.	0.1%
Tokyu Land Corp.	0.1%
Top Ten Total	5.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI EAFE Equal Weighted Index and MSCI World Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	The MSCI EAFE Equal Weighted Index-Blended uses performance data for the MSCI World Index from 12/31/02 to 04/28/11, and the MSCI EAFE Equal Weight Index from 04/29/11 to 12/31/12.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

COMMON STOCKS†† - 95.2%

FINANCIALS - 21.9%
Nomura Holdings, Inc.	44,000	$260,118
Tokyu Land Corp.	33,000	241,488
Unione di Banche Italiane SCPA	51,529	240,206
Mitsubishi Estate Company Ltd.	10,000	239,103
Daiwa Securities Group, Inc.	42,000	234,022
Sumitomo Realty & Development
Company Ltd.	7,000	232,901
Daiwa House Industry Company Ltd.	13,000	223,223
Dai-ichi Life Insurance Company Ltd.	158	222,034
Banco Espirito Santo S.A.*	185,508	220,563
Shinsei Bank Ltd.	110,250	220,391
Keppel Land Ltd.	65,770	220,310
Mitsui Fudosan Company Ltd.	9,000	219,889
Mitsubishi UFJ Financial Group, Inc.	40,320	217,899
KBC Groep N.V.	6,237	217,303
Vienna Insurance Group AG
Wiener Versicherung Gruppe	4,066	216,947
Delta Lloyd N.V.	13,070	215,242
Investor AB — Class B	8,173	214,768
Sumitomo Mitsui Trust Holdings, Inc.	60,990	214,614
SBI Holdings, Inc.	23,986	214,145
NTT Urban Development Corp.	221	214,084
Wendel S.A.	2,076	213,928
Mizuho Financial Group, Inc.	116,650	213,605
Banca Monte dei Paschi di Siena SpA*	713,839	213,439
Investec plc	30,644	213,367
Aegon N.V.	33,035	213,331
Macquarie Group Ltd.	5,669	212,637
Aberdeen Asset Management plc	35,298	212,429
City Developments Ltd.	19,850	212,323
Mediobanca SpA	34,378	212,285
Industrivarden AB — Class C	12,720	211,985
London Stock Exchange Group plc	11,884	211,877
Banco Popolare SC*	126,891	211,226
Sumitomo Mitsui Financial Group, Inc.	5,800	210,515
Royal Bank of Scotland Group plc*	39,305	210,101
NKSJ Holdings, Inc.	9,800	209,934
ORIX Corp.	1,860	209,837
Hang Lung Properties Ltd.	52,060	209,527
Erste Group Bank AG*	6,565	208,664
United Overseas Bank Ltd.	12,710	208,523
Aviva plc	33,688	208,486
Standard Chartered plc	8,055	208,477
AXA S.A.	11,613	208,453
Banco Bilbao Vizcaya Argentaria S.A.	22,418	208,214
Sun Hung Kai Properties Ltd.	13,710	207,931
Ageas	7,032	207,709
Credit Saison Company Ltd.	8,310	207,591
Assicurazioni Generali SpA	11,356	207,460
MS&AD Insurance Group Holdings	10,400	207,289
RSA Insurance Group plc	100,336	207,128
Barclays plc	47,604	206,833
T&D Holdings, Inc.	17,000	206,718
UOL Group Ltd.	41,850	206,427
Natixis	60,204	205,717
Credit Agricole S.A.*	25,222	205,343
Oversea-Chinese Banking Corporation Ltd.	25,420	204,861
Partners Group Holding AG	886	204,680
Deutsche Boerse AG	3,338	204,626
Investment AB Kinnevik — Class B	9,767	204,360
Lend Lease Group	20,879	204,159
Standard Life plc	37,331	204,087
Mizrahi Tefahot Bank Ltd.*	19,644	203,780
Pohjola Bank plc — Class A	13,601	203,590
Allianz AG	1,460	203,453
Segro plc	50,060	203,194
CapitaLand Ltd.	66,000	203,182
Schroders plc	7,309	203,037
Mapfre S.A.	65,797	202,664
Banco Santander S.A.	24,903	202,321
ICAP plc	39,996	202,260
Societe Generale S.A.*	5,320	202,214
Unibail-Rodamco SE	834	202,182
Global Logistic Properties Ltd.	87,330	201,996
Tryg A/S	2,667	201,801
UniCredit SpA*	40,959	201,635
CNP Assurances	13,070	201,117
Wharf Holdings Ltd.	25,210	200,932
Skandinaviska Enskilda Banken AB —
Class A	23,468	200,843
Commerzbank AG*	104,863	200,827
Nomura Real Estate Holdings, Inc.	10,510	200,722
Swedbank AB — Class A	10,209	200,618
Klepierre	5,016	200,421
Bendigo and Adelaide Bank Ltd.	22,461	200,340
Admiral Group plc	10,516	200,221
Old Mutual plc	68,108	200,002
Swiss Prime Site AG†	2,397	199,946
DBS Group Holdings Ltd.	16,280	199,888
ING Groep N.V.*	21,019	199,573
Hammerson plc	24,874	199,496
Zurich Insurance Group AG	745	199,487
Suncorp Group Ltd.	18,647	199,382
Resolution Ltd.	48,961	199,273
Wheelock & Company Ltd.	39,060	199,263
Lloyds Banking Group plc*	249,895	199,198
IMMOFINANZ AG	47,292	199,025
Hong Kong Exchanges and Clearing Ltd.	11,480	198,689
AMP Ltd.	39,097	198,567
Resona Holdings, Inc.	43,420	198,281
British Land Company plc	21,459	198,153
Hannover Rueckversicherung AG	2,529	198,017
HSBC Holdings plc	18,681	198,006
Muenchener Rueckversicherungs AG	1,096	197,794
Cheung Kong Holdings Ltd.	12,710	197,775
Bank Hapoalim BM*	46,081	197,763
Corio N.V.	4,314	197,759
Singapore Exchange Ltd.	34,000	197,603
Tokio Marine Holdings, Inc.	7,100	197,550
Exor SpA	7,835	197,393

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (CONTINUED)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value
ASX Ltd.	6,040	$197,362
CapitaCommercial Trust	142,000	197,083
3i Group plc	55,206	197,014
Australia & New Zealand Banking
Group Ltd.	7,471	197,010
Nordea Bank AB	20,469	196,947
Julius Baer Group Ltd.	5,532	196,815
National Australia Bank Ltd.	7,465	196,602
Fonciere Des Regions	2,337	196,602
Pargesa Holding S.A.	2,848	196,143
Westpac Banking Corp.	7,147	196,076
Credit Suisse Group AG	8,039	196,063
Sino Land Company Ltd.	107,051	196,040
Commonwealth Bank of Australia	3,004	195,889
Banco Popular Espanol S.A.*	250,466	195,708
Insurance Australia Group Ltd.	39,620	195,390
Centro Retail Australia	82,357	195,215
Chugoku Bank Ltd.	14,000	195,161
Wing Hang Bank Ltd.	18,510	194,986
Government Properties Trust, Inc.	50,537	194,774
Legal & General Group plc	81,054	194,300
BNP Paribas S.A.	3,414	194,296
Eurazeo	4,010	194,090
CapitaMall Trust	110,330	193,905
Capital Shopping Centres Group plc	33,698	193,887
Land Securities Group plc	14,535	193,869
First Pacific Company Ltd.	175,250	193,545
SCOR SE	7,158	193,407
Nishi-Nippon City Bank Ltd.	78,000	193,299
Henderson Land Development
Company Ltd.	26,990	193,241
Stockland	52,168	193,138
Danske Bank A/S*	11,371	193,078
Groupe Bruxelles Lambert S.A.	2,417	192,708
Aeon Credit Service Company Ltd.	9,510	192,186
Svenska Handelsbanken AB — Class A	5,342	192,111
Dexus Property Group	180,600	192,060
Kerry Properties Ltd.	36,530	191,925
CapitaMalls Asia Ltd.	119,060	191,777
Baloise Holding AG	2,219	191,525
Swiss Re AG	2,642	191,406
Japan Retail Fund Investment Corp.	104	190,937
Sony Financial Holdings, Inc.	10,600	190,328
Swire Pacific Ltd. — Class A	15,210	190,275
ICADE	2,130	190,109
Hang Seng Bank Ltd.	12,310	190,043
Sampo Oyj — Class A	5,870	190,042
New World Development Company Ltd.	120,000	189,995
Bank of East Asia Ltd.	48,920	189,986
Gjensidige Forsikring ASA	13,209	189,763
Hysan Development Company Ltd.	38,920	189,275
AIA Group Ltd.	47,600	188,811
Westfield Group	17,072	188,781
DNB ASA	14,746	188,421
BOC Hong Kong Holdings Ltd.	59,840	188,257
Swire Properties Ltd.	55,800	187,949
Bank Leumi Le-Israel BM*	55,199	187,941
Prudential plc	13,143	187,481
Gecina S.A.	1,656	187,470
Ascendas Real Estate Investment Trust	95,760	187,419
Acom Company Ltd.*	6,510	187,273
UBS AG*	11,967	187,137
Japan Real Estate Investment Corp.	19	186,953
Mirvac Group	119,792	186,663
Deutsche Bank AG	4,238	186,389
QBE Insurance Group Ltd.	16,246	186,382
Banque Cantonale Vaudoise	350	186,267
Bank of Kyoto Ltd.	22,000	186,083
Westfield Retail Trust	58,905	186,079
Gunma Bank Ltd.	38,000	185,681
Banco de Sabadell S.A.*	70,996	185,614
Yamaguchi Financial Group, Inc.	21,000	185,224
Japan Prime Realty Investment Corp.	64	184,738
CFS Retail Property Trust Group	92,172	184,622
Swiss Life Holding AG	1,382	184,333
Suruga Bank Ltd.	15,000	184,252
Aozora Bank Ltd.	60,000	184,249
Ratos AB — Class B	19,114	184,136
Fukuoka Financial Group, Inc.	46,000	183,986
Shizuoka Bank Ltd.	18,850	183,896
Seven Bank Ltd.	69,800	183,884
Intesa Sanpaolo SpA	106,211	183,612
Iyo Bank Ltd.	23,000	182,088
Chiba Bank Ltd.	31,000	181,373
Bank of Yokohama Ltd.	39,000	181,105
CaixaBank	51,566	180,580
Hachijuni Bank Ltd.	36,000	180,384
Joyo Bank Ltd.	38,000	180,320
Raiffeisen Bank International AG	4,334	180,232
Hiroshima Bank Ltd.	43,000	180,091
Daito Trust Construction Company Ltd.	1,900	179,341
Mitsubishi UFJ Lease & Finance
Company Ltd.	4,170	179,150
Nomura Real Estate Office Fund,
Inc. — Class A	31	178,349
Goodman Group	38,756	176,818
Nippon Building Fund, Inc.	17	175,638
Link REIT	34,490	172,742
Aeon Mall Company Ltd.	7,000	171,989
Hargreaves Lansdown plc	15,063	168,414
Hulic Company Ltd.	23,631	160,131
Bankia S.A.*,†	135,630	69,976
Intesa Sanpaolo SpA	9,830	13,957
Hang Lung Group Ltd.	780	4,488
Hokuhoku Financial Group, Inc.	40	59
Man Group plc	3	4
Total Financials		40,621,163

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

Industrials - 19.0%
Invensys plc	52,650	$281,784
Bouygues S.A.	7,854	233,636
European Aeronautic Defence and Space
Company N.V.	5,896	232,352
Shimizu Corp.	61,060	229,240
Taisei Corp.	68,000	225,832
Obayashi Corp.	40,000	225,239
Hitachi Construction Machinery
Company Ltd.	10,600	222,644
ACS Actividades de Construccion
y Servicios S.A.	8,777	222,368
Fuji Electric Company Ltd.	90,000	221,156
Amada Company Ltd.	34,000	220,959
NSK Ltd.	31,000	220,305
Randstad Holding N.V.	5,935	220,219
Mitsui OSK Lines Ltd.	74,000	220,163
Kawasaki Heavy Industries Ltd.	81,000	220,003
JTEKT Corp.	23,010	219,086
Ryanair Holdings plc ADR†	6,362	218,090
SMC Corp.	1,200	217,709
IHI Corp.	84,000	217,545
FANUC Corp.	1,170	217,402
Metso Oyj	5,091	217,273
Mitsubishi Logistics Corp.	15,000	214,965
Nippon Express Company Ltd.	52,000	214,604
Securitas AB — Class B	24,390	213,882
Kajima Corp.	64,700	213,801
Finmeccanica SpA*	36,882	213,375
Abertis Infraestructuras S.A.	12,900	212,992
Sojitz Corp.	144,200	212,935
Komatsu Ltd.	8,300	212,711
Smiths Group plc	10,840	212,236
ALS Ltd.	18,569	212,094
Balfour Beatty plc	47,016	211,623
Alstom S.A.	5,245	211,221
Furukawa Electric Company Ltd.*	94,000	211,149
Deutsche Lufthansa AG	11,171	211,111
Sumitomo Heavy Industries Ltd.	44,000	210,604
TNT Express N.V.†	18,917	210,424
Zardoya Otis S.A.†	14,730	209,915
Nabtesco Corp.	9,400	209,695
Makita Corp.	4,500	208,780
Vinci S.A.	4,337	208,746
IMI plc	11,530	208,577
Kinden Corp.	32,000	208,273
Japan Steel Works Ltd.	32,000	208,213
Qantas Airways Ltd.*	132,755	208,148
Hochtief AG*	3,558	208,052
Kubota Corp.	18,000	206,691
Mitsubishi Heavy Industries Ltd.	42,710	206,336
Hopewell Holdings Ltd.	47,500	205,967
DSV A/S	7,960	205,893
Daikin Industries Ltd.	6,000	205,834
Cie de St.-Gobain	4,791	205,677
Atlantia SpA	11,329	205,652
Koninklijke Boskalis Westminster N.V.	4,543	205,581
Cobham plc	56,580	205,573
Sandvik AB	12,779	205,440
Singapore Technologies Engineering Ltd.	65,000	205,180
Alfa Laval AB	9,790	204,766
ABB Ltd.	9,850	204,120
Adecco S.A.	3,857	204,115
Mitsubishi Electric Corp.	24,000	204,085
Safran S.A.	4,691	203,087
Schneider Electric S.A.	2,773	203,031
TOTO Ltd.	27,000	202,730
Asciano Ltd.	41,370	202,639
Orkla ASA	23,126	202,603
Tokyu Corp.	36,000	202,557
Rexel S.A.	9,905	202,519
Nippon Yusen K.K.	86,000	202,173
Noble Group Ltd.	208,980	201,927
BAE Systems plc	36,280	201,671
Orient Overseas International Ltd.	30,510	201,431
NGK Insulators Ltd.	17,000	201,410
Prysmian SpA	10,089	201,321
Yangzijiang Shipbuilding Holdings Ltd.	251,060	201,171
International Consolidated Airlines
Group S.A.*	68,330	200,962
SembCorp Industries Ltd.	46,060	200,863
Marubeni Corp.	28,000	200,652
Mitsui & Company Ltd.	13,400	200,596
Legrand S.A.	4,728	200,573
NWS Holdings Ltd.	118,000	200,571
Siemens AG	1,833	200,375
Toyota Tsusho Corp.	8,110	199,923
ComfortDelGro Corporation Ltd.	135,830	199,849
LIXIL Group Corp.	8,960	199,604
Keppel Corporation Ltd.	21,850	199,551
Melrose Industries plc	54,301	199,449
Fraser and Neave Ltd.	24,920	199,151
Weir Group plc	6,440	199,117
Deutsche Post AG	9,025	198,716
Hino Motors Ltd.	22,000	198,602
Geberit AG	895	198,259
G4S plc	47,303	198,200
THK Company Ltd.	11,000	197,592
GS Yuasa Corp.	49,000	197,308
Groupe Eurotunnel S.A.	25,338	196,831
ITOCHU Corp.	18,600	196,336
Wartsila Oyj Abp	4,511	196,327
SKF AB — Class B	7,749	196,320
Brambles Ltd.	24,707	196,158
Fraport AG Frankfurt Airport
Services Worldwide	3,362	196,062
SembCorp Marine Ltd.	51,280	195,925
Dai Nippon Printing Company Ltd.	25,000	195,787
Vallourec S.A.	3,731	195,784
Intertek Group plc	3,837	194,921
Assa Abloy AB — Class B	5,175	194,857
Sulzer AG	1,231	194,691

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

Skanska AB — Class B	11,834	$194,263
Cathay Pacific Airways Ltd.	104,410	193,945
Hutchison Whampoa Ltd.	18,280	193,726
Toll Holdings Ltd.	40,338	193,583
Zodiac Aerospace	1,746	193,239
Aurizon Holdings Ltd.	49,006	192,956
Brenntag AG	1,465	192,944
MAN SE	1,793	192,543
Kintetsu Corp.	47,000	192,349
Andritz AG	2,988	191,943
Ferrovial S.A.	12,894	191,882
Leighton Holdings Ltd.	10,136	191,581
Kamigumi Company Ltd.	24,000	191,249
Hutchison Port Holdings Trust	242,000	191,180
Bureau Veritas S.A.	1,705	191,119
JGC Corp.	6,140	191,089
Sumitomo Corp.	14,910	191,050
Auckland International Airport Ltd.	86,024	190,886
Aeroports de Paris	2,466	190,863
Capita plc	15,444	190,789
Fiat Industrial SpA	17,416	190,740
Tobu Railway Company Ltd.	36,000	190,671
Meggitt plc	30,443	190,652
Sumitomo Electric Industries Ltd.	16,510	190,594
Edenred	6,153	190,240
Yamato Holdings Company Ltd.	12,510	189,874
Rolls-Royce Holdings plc	13,211	189,457
Wolseley plc	3,951	189,025
Koninklijke Philips Electronics N.V.	7,131	188,769
Singapore Airlines Ltd.	21,280	188,769
SGS S.A.	85	188,656
Mitsubishi Corp.	9,800	188,440
Scania AB — Class B	9,055	188,320
Babcock International Group plc	11,908	187,945
MTR Corporation Ltd.	47,420	187,918
GEA Group AG	5,773	187,652
Odakyu Electric Railway Company Ltd.	18,000	187,038
Chiyoda Corp.	13,070	186,993
Kone Oyj — Class B	2,529	186,983
Central Japan Railway Co.	2,300	186,430
Secom Company Ltd.	3,700	186,178
Keio Corp.	25,000	186,141
Toppan Printing Company Ltd.	30,000	185,738
Keisei Electric Railway Company Ltd.	22,000	185,418
Thales S.A.	5,300	184,606
Transurban Group	28,925	184,099
Kurita Water Industries Ltd.	8,390	184,019
Kuehne + Nagel International AG	1,524	183,602
Volvo AB — Class B	13,306	183,531
Serco Group plc	20,955	183,461
Sydney Airport	52,015	183,459
Mabuchi Motor Company Ltd.	4,300	183,137
Asahi Glass Company Ltd.	25,000	182,308
West Japan Railway Co.	4,600	180,995
East Japan Railway Co.	2,800	180,830
Hankyu Hanshin Holdings, Inc.	35,000	180,732
All Nippon Airways Company Ltd.	86,000	180,448
Experian plc	11,185	180,339
Societe BIC S.A.	1,491	178,665
Bunzl plc	10,800	178,652
Ushio, Inc.	16,200	177,419
Keikyu Corp.	20,000	177,328
Koninklijke Vopak N.V.	2,499	176,591
Japan Airlines Company Ltd.*	4,100	176,009
Nidec Corp.	3,000	174,974
Park24 Company Ltd.	11,000	173,502
Aggreko plc	5,190	148,089
AP Moeller - Maersk A/S — Class B	19	143,844
Schindler Holding AG - Participation
Certificate	952	137,615
Atlas Copco AB — Class A	4,817	133,615
Atlas Copco AB — Class B	2,799	68,726
Schindler Holding AG	422	59,806
AP Moeller - Maersk A/S — Class A	8	56,964
Nippon Sheet Glass Company Ltd.	770	1,017
Neptune Orient Lines Ltd.*	1,000	952
Cosco Corporation Singapore Ltd.	1,000	745
Kawasaki Kisen Kaisha Ltd.*	20	31
Total Industrials		35,114,153
CONSUMER DISCRETIONARY - 13.4%
Sharp Corp.†	90,000	314,371
Mazda Motor Corp.*	120,000	245,965
Panasonic Corp.	37,910	231,390
Fuji Heavy Industries Ltd.	18,000	226,698
Daihatsu Motor Company Ltd.	11,000	218,873
Lagardere SCA	6,505	218,731
Sekisui House Ltd.	20,000	218,716
Peugeot S.A.*	29,952	218,504
Casio Computer Company Ltd.	24,910	218,363
Yamaha Corp.	20,610	218,310
Marui Group Company Ltd.	27,100	216,219
Porsche Automobil Holding SE	2,626	216,089
J Front Retailing Company Ltd.	39,000	215,878
Daimler AG	3,883	213,711
Jardine Cycle & Carriage Ltd.	5,360	213,516
NGK Spark Plug Company Ltd.	16,000	212,871
Fiat SpA*	41,866	210,828
Genting Singapore plc	183,330	210,647
Sony Corp.	18,800	210,583
Li & Fung Ltd.	116,040	209,408
Nikon Corp.	7,100	209,357
Suzuki Motor Corp.	8,000	209,081
Dentsu, Inc.	7,800	208,664
ITV plc	120,132	208,285
Mitsubishi Motors Corp.*	201,070	207,621
Honda Motor Company Ltd.	5,600	207,131
Toyota Boshoku Corp.	17,810	206,235
Takashimaya Company Ltd.	29,000	206,105
Continental AG	1,767	205,883
Renault S.A.	3,783	205,381
Toyota Motor Corp.	4,400	205,203

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

Christian Dior S.A.	1,202	$204,820
Wolters Kluwer N.V.	9,949	204,303
Eutelsat Communications S.A.	6,140	204,152
Sekisui Chemical Company Ltd.	23,420	204,050
Koito Manufacturing Company Ltd.	14,000	203,918
Fast Retailing Company Ltd.	800	203,910
Tabcorp Holdings Ltd.	63,533	203,183
Bridgestone Corp.	7,800	202,789
Accor S.A.	5,680	202,523
JCDecaux S.A.	8,457	201,794
Cie Generale des Etablissements
Michelin	2,104	201,538
LVMH Moet Hennessy Louis Vuitton S.A.	1,092	201,471
Isetan Mitsukoshi Holdings Ltd.	20,610	201,441
Yamada Denki Company Ltd.	5,210	201,116
GKN plc	53,230	200,817
Publicis Groupe S.A.	3,333	200,459
Hennes & Mauritz AB — Class B	5,779	200,341
WPP plc	13,710	200,258
TUI Travel plc	43,150	200,235
Kabel Deutschland Holding AG	2,641	198,712
Asics Corp.	13,010	198,496
Denso Corp.	5,700	198,246
OPAP S.A.	27,648	198,189
Cie Financiere Richemont S.A.	2,524	197,982
Toyota Industries Corp.	6,200	197,690
Whitbread plc	4,913	197,423
Sodexo	2,334	197,156
Inditex S.A.	1,403	197,066
Galaxy Entertainment Group Ltd.*	49,140	197,055
Yamaha Motor Company Ltd.	17,800	196,934
Isuzu Motors Ltd.	33,000	196,675
Pirelli & C. SpA	17,064	196,542
Kingfisher plc	42,040	196,443
Reed Elsevier N.V.	13,244	196,314
Reed Elsevier plc	18,543	195,695
Sands China Ltd.	43,750	195,606
SES S.A.	6,783	195,292
Next plc	3,208	194,758
Shangri-La Asia Ltd.	96,270	193,944
Harvey Norman Holdings Ltd.	97,208	193,758
InterContinental Hotels Group plc	6,904	193,554
Pearson plc	9,931	193,484
Toho Company Ltd.	11,000	193,361
Crown Ltd.	17,271	193,266
Husqvarna AB — Class B	31,816	193,148
Adidas AG	2,163	192,983
Hugo Boss AG	1,816	192,933
SKYCITY Entertainment Group Ltd.	61,263	192,870
Electrolux AB	7,298	192,828
Tatts Group Ltd.	61,131	192,794
PPR	1,026	192,631
Marks & Spencer Group plc	30,628	192,419
Sumitomo Rubber Industries Ltd.	15,920	192,265
Hakuhodo DY Holdings, Inc.	2,970	191,949
ABC-Mart, Inc.	4,400	191,313
Luxottica Group SpA	4,630	191,041
Compass Group plc	16,054	190,517
Aisin Seiki Company Ltd.	6,100	190,244
Bayerische Motoren Werke AG	1,950	189,695
British Sky Broadcasting Group plc	14,985	188,948
Sega Sammy Holdings, Inc.	11,200	188,809
ProSiebenSat.1 Media AG	6,613	188,303
MGM China Holdings Ltd.	102,123	188,107
Burberry Group plc	9,354	187,950
SJM Holdings Ltd.	79,630	187,945
Axel Springer AG	4,373	187,147
Singapore Press Holdings Ltd.	56,340	186,594
Nitori Holdings Company Ltd.	2,550	186,593
Nissan Motor Company Ltd.	19,510	184,893
Nokian Renkaat Oyj	4,592	183,883
Flight Centre Ltd.	6,490	183,873
Rakuten, Inc.*	23,588	183,717
Rinnai Corp.	2,700	183,216
Stanley Electric Company Ltd.	12,900	183,117
USS Company Ltd.	1,760	183,036
Yue Yuen Industrial Holdings Ltd.	54,100	182,991
Oriental Land Company Ltd.	1,500	181,426
Carnival plc	4,630	179,788
Shimano, Inc.	2,800	179,065
Benesse Holdings, Inc.	4,300	178,724
Sankyo Company Ltd.	4,500	178,333
NOK Corp.	11,400	178,288
McDonald’s Holdings Company
Japan Ltd.	6,710	176,840
Jupiter Telecommunications
Company Ltd.†	142	176,630
Toyoda Gosei Company Ltd.	8,700	176,619
Echo Entertainment Group Ltd.	48,737	176,245
Wynn Macau Ltd.*	63,760	175,588
Shimamura Company Ltd.	1,800	174,695
NHK Spring Company Ltd.	21,200	174,467
Namco Bandai Holdings, Inc.	13,220	171,143
Volkswagen AG	738	169,278
Don Quijote Company Ltd.	4,600	169,000
Sanrio Company Ltd.	5,200	165,690
Swatch Group AG	319	161,651
Swatch Group AG/REG	449	38,813
Volkswagen AG	150	32,530
Bayerische Motoren Werke AG	307	19,881
Lifestyle International Holdings Ltd.	20	49
Mediaset SpA	2	4
Total Consumer Discretionary		24,758,875
Materials - 10.1%
Kobe Steel Ltd.*	199,040	253,996
Fortescue Metals Group Ltd.	46,205	230,553
Taiheiyo Cement Corp.	83,000	227,903
JFE Holdings, Inc.	12,100	227,755
Rio Tinto plc	3,894	227,176
Mitsubishi Materials Corp.	65,000	221,931
Kazakhmys plc	17,120	221,216

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

Akzo Nobel N.V.	3,326	$220,100
HeidelbergCement AG	3,585	219,301
ArcelorMittal	12,523	218,273
Nippon Paper Group, Inc.	15,700	217,862
Daido Steel Company Ltd.	43,000	217,766
Voestalpine AG	5,919	217,413
Rio Tinto Ltd.	3,079	216,757
Salzgitter AG	4,129	216,325
Mitsubishi Chemical Holdings Corp.	43,010	213,986
Anglo American plc	6,765	213,282
Toyo Seikan Kaisha Ltd.	15,810	212,778
CRH plc	10,441	212,260
Lafarge S.A.	3,286	212,116
ThyssenKrupp AG	8,974	211,831
Sumitomo Metal Mining Company Ltd.	15,000	211,470
Mitsui Chemicals, Inc.	81,000	210,822
BHP Billiton plc	5,968	210,546
Vedanta Resources plc	10,881	209,986
Ube Industries Ltd.	87,000	208,729
Evraz plc	48,429	207,725
Boral Ltd.	45,150	207,432
Teijin Ltd.	83,000	206,437
Stora Enso Oyj — Class R	29,448	206,052
Umicore S.A.	3,710	205,367
Solvay S.A.	1,411	205,251
Antofagasta plc	9,369	205,247
Holcim Ltd.	2,784	204,910
Daicel Corp.	31,000	204,846
Imerys S.A.	3,177	203,702
Boliden AB	10,711	203,579
Sika AG	88	203,395
BHP Billiton Ltd.	5,201	203,308
Oji Holdings Corp.	59,000	203,254
Norsk Hydro ASA	40,016	203,041
Eurasian Natural Resources Corp. plc	42,927	203,030
Iluka Resources Ltd.	20,928	202,505
Sumitomo Chemical Company Ltd.	64,000	201,436
Koninklijke DSM N.V.	3,305	201,360
UPM-Kymmene Oyj	17,115	201,288
Johnson Matthey plc	5,112	200,810
Xstrata plc	11,467	200,245
Orica Ltd.	7,599	200,155
BASF SE	2,117	200,118
Fletcher Building Ltd.	28,405	199,882
Maruichi Steel Tube Ltd.	8,680	199,795
K+S AG	4,299	199,597
Kuraray Company Ltd.	15,130	198,090
Glencore International plc	34,235	197,848
Sims Metal Management Ltd.	19,921	197,097
Nippon Steel & Sumitomo Metal Corp.	80,000	196,724
Givaudan S.A.	186	196,423
Arkema S.A.	1,871	196,389
Toray Industries, Inc.	32,000	196,328
Mitsubishi Gas Chemical Company, Inc.	32,000	196,035
Hitachi Metals Ltd.	23,000	195,893
Novozymes A/S — Class B	6,873	195,052
Shin-Etsu Chemical Company Ltd.	3,200	195,049
Asahi Kasei Corp.	33,000	194,885
Croda International plc	4,965	194,052
Kansai Paint Company Ltd.	18,000	193,738
Yara International ASA	3,884	193,592
Incitec Pivot Ltd.	56,653	193,397
Amcor Ltd.	22,777	192,750
Hitachi Chemical Company Ltd.	12,800	192,693
JSR Corp.	10,100	192,541
Yamato Kogyo Company Ltd.	6,580	192,466
Air Liquide S.A.	1,523	192,350
Syngenta AG	476	192,161
Lanxess AG	2,176	191,816
Air Water, Inc.	15,000	191,739
Denki Kagaku Kogyo K.K.	56,000	191,489
James Hardie Industries plc	19,744	191,402
Rexam plc	26,688	190,989
Showa Denko K.K.	125,000	190,811
Alumina Ltd.	195,486	187,854
Linde AG	1,071	187,309
Kaneka Corp.	37,000	186,970
EMS-Chemie Holding AG	787	185,407
Taiyo Nippon Sanso Corp.	32,000	183,870
Nitto Denko Corp.	3,700	181,989
Israel Corporation Ltd.	276	181,599
Israel Chemicals Ltd.	15,032	181,083
Fresnillo plc	5,858	179,745
Randgold Resources Ltd.	1,767	174,873
OZ Minerals Ltd.	24,369	173,279
Newcrest Mining Ltd.	6,895	161,498
Lynas Corporation Ltd.*	5	3
Total Materials		18,765,178
Consumer Staples - 7.1%
Delhaize Group S.A.	5,341	215,060
Svenska Cellulosa AB — Class B	9,376	203,917
Associated British Foods plc	7,912	202,090
Suedzucker AG	4,895	200,860
Casino Guichard Perrachon S.A.	2,088	199,929
Kikkoman Corp.	14,000	199,655
Wilmar International Ltd.	72,280	199,576
Tesco plc	36,111	198,969
Koninklijke Ahold N.V.	14,797	198,349
Colruyt S.A.†	3,994	197,631
J Sainsbury plc	34,769	196,731
Carrefour S.A.	7,635	196,517
Wesfarmers Ltd.	5,077	196,126
Golden Agri-Resources Ltd.	363,290	195,530
Kesko Oyj — Class B	5,938	194,881
Danone S.A.†	2,958	194,787
Beiersdorf AG	2,376	194,485
Aryzta AG	3,760	193,335
Carlsberg A/S — Class B	1,960	193,043
L’Oreal S.A.	1,376	191,398
Pernod-Ricard S.A.	1,649	191,256
Heineken Holding N.V.	3,473	191,171
Unicharm Corp.	3,680	190,987

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

WM Morrison Supermarkets plc	44,457	$190,886
Kerry Group plc — Class A	3,609	190,569
Heineken N.V.	2,841	190,409
Woolworths Ltd.	6,187	190,048
Toyo Suisan Kaisha Ltd.	7,140	189,995
SABMiller plc	4,091	189,909
Lawson, Inc.	2,800	189,698
Aeon Company Ltd.	16,610	189,587
Unilever N.V.	4,954	189,496
Distribuidora Internacional
de Alimentacion S.A.	29,667	189,485
Nestle S.A.	2,891	188,485
Jeronimo Martins SGPS S.A.	9,747	188,411
Unilever plc	4,841	188,169
Anheuser-Busch InBev N.V.	2,161	188,129
Yakult Honsha Company Ltd.	4,300	188,110
Reckitt Benckiser Group plc	2,960	187,925
Nisshin Seifun Group, Inc.	15,010	187,599
Olam International Ltd.	145,410	186,807
Coca-Cola West Company Ltd.	12,100	186,591
Coca Cola Hellenic Bottling
Company S.A.†	7,987	186,541
Shiseido Company Ltd.	13,100	184,678
Coca-Cola Amatil Ltd.	13,119	184,600
Swedish Match AB	5,491	184,386
Tate & Lyle plc	14,889	184,162
Nissin Foods Holdings Company Ltd.	4,840	183,388
Seven & I Holdings Company Ltd.	6,500	183,008
DE Master Blenders 1753 N.V.*	15,861	182,163
Yamazaki Baking Company Ltd.	16,280	181,173
Metro AG	6,492	180,298
British American Tobacco plc	3,540	179,998
Nippon Meat Packers, Inc.	13,000	179,978
Diageo plc	6,168	179,674
Barry Callebaut AG	185	178,849
Imperial Tobacco Group plc	4,608	178,655
Japan Tobacco, Inc.	6,299	177,717
MEIJI Holdings Company Ltd.	4,100	177,582
Asahi Group Holdings Ltd.	8,350	177,569
Remy Cointreau S.A.†	1,624	177,282
Kao Corp.	6,800	176,967
FamilyMart Company Ltd.	4,300	176,927
Kirin Holdings Company Ltd.	15,000	176,266
Ajinomoto Company, Inc.	13,280	175,504
Metcash Ltd.	49,969	173,450
Treasury Wine Estates Ltd.	34,475	169,900
Calbee, Inc.	2,200	154,821
Henkel AG & Company KGaA	1,414	116,294
Lindt & Spruengli AG	3	113,468
Lindt & Spruengli AG - Participation
Certificate	25	81,470
Henkel AG & Company KGaA	1,031	70,736
Total Consumer Staples		13,154,095
Information Technology - 6.3%
Sumco Corp.*	26,460	259,942
STMicroelectronics N.V.	30,647	222,411
Yaskawa Electric Corp.	23,000	221,669
Nokia Oyj	56,028	221,334
Advantest Corp.	14,000	220,822
Ibiden Company Ltd.	13,600	217,353
Trend Micro, Inc.*	7,100	214,255
Rohm Company Ltd.	6,500	212,214
Ricoh Company Ltd.	20,000	212,020
Toshiba Corp.	53,000	209,519
Fujitsu Ltd.	50,000	209,433
FUJIFILM Holdings Corp.	10,400	208,981
Telefonaktiebolaget LM
Ericsson — Class B	20,656	208,712
Canon, Inc.	5,300	205,166
Omron Corp.	8,500	203,770
Hirose Electric Company Ltd.	1,700	203,299
Brother Industries Ltd.	18,810	202,241
Murata Manufacturing Company Ltd.	3,400	200,316
ASM Pacific Technology Ltd.	16,300	200,131
Hitachi Ltd.	34,000	199,820
Amadeus IT Holding S.A. — Class A	7,901	199,604
Infineon Technologies AG	24,450	199,116
Tokyo Electron Ltd.	4,300	198,070
Nomura Research Institute Ltd.	9,500	197,641
NTT Data Corp.	63	196,954
Citizen Holdings Company Ltd.	37,310	196,838
Capital Gemini S.A.	4,502	196,797
Computershare Ltd.	20,782	196,299
Hamamatsu Photonics K.K.	5,380	195,362
ASML Holding N.V.	3,041	194,967
Keyence Corp.	700	193,881
SAP AG	2,409	193,652
Nippon Electric Glass Company Ltd.	34,000	193,350
ARM Holdings plc	15,302	193,195
Hexagon AB — Class B	7,593	192,069
Kyocera Corp.	2,110	191,061
Konica Minolta Holdings, Inc.	26,510	190,533
Yokogawa Electric Corp.	17,380	190,334
NEC Corp.*	90,000	189,600
Hoya Corp.	9,600	188,918
Shimadzu Corp.	27,640	188,369
Dassault Systemes S.A.	1,672	186,881
AtoS	2,645	185,690
NICE Systems Ltd.*	5,533	185,370
United Internet AG	8,487	183,474
Dena Company Ltd.†	5,600	183,471
Oracle Corporation Japan	4,400	183,062
Gemalto N.V.	2,006	181,012
Sage Group plc	37,199	178,881
Yahoo Japan Corp.	551	178,185
Konami Corp.	7,810	175,652
Square Enix Holdings Company Ltd.	13,810	175,454
Otsuka Corp.	2,300	173,799
Hitachi High-Technologies Corp.	8,300	171,540
TDK Corp.	4,700	170,942

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

Nintendo Company Ltd.	1,600	$170,627
Nexon Company Ltd.*	16,769	169,622
Gree, Inc.	10,880	168,638
Itochu Techno-Solutions Corp.	3,900	160,392
Mellanox Technologies Ltd.*	2,160	133,832
Elpida Memory, Inc.*,†††,1	50,900	587
Foxconn International Holdings Ltd.*	150	74
Alcatel-Lucent*	3	4
Total Information Technology		11,647,207
Health Care - 5.5%
Olympus Corp.*	11,030	213,719
Lonza Group AG	3,946	213,667
Orion Oyj — Class B	7,206	212,098
Grifols S.A.*	5,821	203,484
CSL Ltd.	3,557	201,074
Shire plc	6,480	199,305
Sanofi	2,090	198,130
Bayer AG	2,073	197,621
Cochlear Ltd.	2,374	197,054
William Demant Holding A/S*	2,294	197,031
Dainippon Sumitomo Pharma
Company Ltd.	16,410	196,895
Elekta AB — Class B†	12,623	196,880
Roche Holding AG	967	195,370
Getinge AB — Class B	5,737	195,073
Ramsay Health Care Ltd.	6,824	194,884
Cie Generale d’Optique Essilor
International S.A.	1,932	194,793
Smith & Nephew plc	17,601	194,636
Sysmex Corp.	4,220	194,080
Coloplast A/S — Class B	3,945	193,415
Novartis AG	3,059	193,110
AstraZeneca plc	4,025	190,786
Sonic Healthcare Ltd.	13,642	190,665
Novo Nordisk A/S — Class B	1,169	190,308
Eisai Company Ltd.	4,560	190,106
GlaxoSmithKline plc	8,691	189,227
UCB S.A.	3,292	188,532
Fresenius Medical Care AG & Co. KGaA	2,726	188,066
Shionogi & Company Ltd.	11,300	188,062
Celesio AG	10,822	187,387
Fresenius SE & Company KGaA	1,629	187,386
Kyowa Hakko Kirin Company Ltd.	19,000	187,201
Elan Corporation plc*	18,231	186,873
Sonova Holding AG†	1,683	186,448
Merck KGaA	1,412	186,034
Daiichi Sankyo Company Ltd.	12,100	185,526
Actelion Ltd.	3,870	185,051
Miraca Holdings, Inc.	4,580	184,435
Takeda Pharmaceutical Company Ltd.	4,100	183,017
QIAGEN N.V.*	10,061	182,660
Hisamitsu Pharmaceutical Company, Inc.	3,630	180,437
Chugai Pharmaceutical Company Ltd.	9,300	177,963
Mitsubishi Tanabe Pharma Corp.	13,600	177,142
Otsuka Holdings Company Ltd.	6,230	175,285
Suzuken Company Limited/Aichi Japan	6,200	174,451
Ono Pharmaceutical Company Ltd.	3,410	173,976
Teva Pharmaceutical Industries Ltd.	4,641	172,506
Terumo Corp.	4,340	172,123
Tsumura & Co.	5,700	172,096
Santen Pharmaceutical Company Ltd.	4,480	171,872
Taisho Pharmaceutical Holdings
Company Ltd.	2,500	171,489
Alfresa Holdings Corp.	4,300	167,862
Medipal Holdings Corp.	15,110	167,318
Astellas Pharma, Inc.	3,700	166,147
M3, Inc.	100	159,405
Prothena Corporation plc*,†	445	3,259
Total Health Care		10,123,420
Utilities - 4.7%
Tokyo Electric Power Company, Inc.*	116,720	280,944
EDP - Energias de Portugal S.A.	74,801	227,454
Hokkaido Electric Power Company, Inc.	18,600	225,513
Acciona S.A.	2,969	221,649
Veolia Environnement S.A.	18,146	219,913
Kyushu Electric Power Company, Inc.	19,310	219,878
Suez Environnement Co.	17,969	216,686
Shikoku Electric Power Company, Inc.	13,500	215,096
Gas Natural SDG S.A.	11,833	213,248
Enel Green Power SpA	112,056	208,667
Kansai Electric Power Company, Inc.	19,800	207,679
Enel SpA	49,850	207,283
Verbund AG	8,239	204,570
Chugoku Electric Power Company, Inc.	13,010	204,468
Iberdrola S.A.	36,397	203,201
Enagas S.A.	9,452	202,434
Terna Rete Elettrica Nazionale SpA	49,989	199,979
AGL Energy Ltd.	12,379	199,259
Snam SpA	42,459	198,116
Centrica plc	36,077	196,916
Fortum Oyj	10,502	196,543
Red Electrica Corporation S.A.	3,974	196,236
SP AusNet	168,617	196,201
E.ON SE	10,418	195,337
Hokuriku Electric Power Co.	16,400	194,382
SSE plc	8,291	192,823
Severn Trent plc	7,464	192,016
Cheung Kong Infrastructure Holdings Ltd.	31,080	191,995
United Utilities Group plc	17,337	190,792
Hong Kong & China Gas Company Ltd.	68,820	189,098
APA Group	32,403	187,301
National Grid plc	16,279	186,652
Contact Energy Ltd.*	43,012	186,188
Tohoku Electric Power Company, Inc.*	19,910	185,416
Power Assets Holdings Ltd.	21,600	185,332
Electricite de France S.A.	9,991	185,078
Chubu Electric Power Company, Inc.	13,710	182,725
CLP Holdings Ltd.	21,640	181,829
GDF Suez	8,565	176,348
RWE AG	4,211	174,605
Electric Power Development
Company Ltd.	7,300	172,921

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value

Toho Gas Company Ltd.	32,000	$171,382
Osaka Gas Company Ltd.	47,000	170,503
Tokyo Gas Company Ltd.	37,000	168,841
RWE AG	336	12,701
Total Utilities		8,736,198
Energy - 3.8%
Whitehaven Coal Ltd.	62,200	232,104
Cosmo Oil Company Ltd.	97,000	216,965
Aker Solutions ASA	10,125	209,612
JX Holdings, Inc.	36,610	206,430
Origin Energy Ltd.	16,610	204,443
Delek Group Ltd.	851	200,309
Idemitsu Kosan Company Ltd.	2,300	200,164
Tenaris S.A.	9,508	198,181
Eni SpA	8,072	197,680
Caltex Australia Ltd.	9,763	197,167
Total S.A.	3,786	196,933
Petrofac Ltd.	7,300	195,056
Fugro N.V.	3,279	194,506
Galp Energia SGPS S.A.†	12,502	194,001
Subsea 7 S.A.	8,052	193,449
Neste Oil Oyj	14,829	192,183
OMV AG	5,295	191,807
Statoil ASA	7,612	191,799
Japan Petroleum Exploration Co.	5,370	189,414
Woodside Petroleum Ltd.	5,282	188,464
Santos Ltd.	15,969	187,341
BP plc	26,896	187,057
Technip S.A.	1,616	186,807
AMEC plc	11,283	186,406
Cie Generale de Geophysique - Veritas*	6,125	186,056
TonenGeneral Sekiyu K.K.	21,280	183,791
Lundin Petroleum AB*	7,938	183,756
BG Group plc	10,942	182,492
Transocean Ltd.	4,057	181,761
Inpex Corp.	34	181,614
Repsol S.A.	8,766	178,880
Showa Shell Sekiyu K.K.	31,600	178,764
Tullow Oil plc	8,529	177,737
Seadrill Ltd.	4,816	177,376
WorleyParsons Ltd.	7,182	177,139
Saipem SpA	4,269	166,236
Royal Dutch Shell plc — Class A	3,233	112,262
Royal Dutch Shell plc — Class B	2,289	81,695
Total Energy		7,087,837
Telecommunication Services - 3.4%
Telekom Austria AG	28,379	215,417
TDC A/S	28,724	203,461
Portugal Telecom SGPS S.A.	40,260	200,422
Vivendi S.A.	8,809	199,159
France Telecom S.A.	17,955	199,125
PCCW Ltd.	449,210	198,565
Tele2 AB — Class B	10,938	197,760
Elisa Oyj	8,919	197,668
StarHub Ltd.	62,980	197,292
Deutsche Telekom AG	17,299	196,849
Singapore Telecommunications Ltd.	72,060	196,103
Swisscom AG	452	195,719
BT Group plc	51,254	195,537
Inmarsat plc	20,102	193,674
Telefonica S.A.	14,220	192,463
Telenet Group Holding N.V.†	4,089	192,351
HKT Trust / HKT Ltd.	195,095	191,639
Millicom International Cellular S.A.	2,197	190,757
TeliaSonera AB	27,948	189,794
Belgacom S.A.	6,450	189,643
Telstra Corporation Ltd.	41,467	189,194
Telenor ASA	9,216	187,597
Ziggo N.V.†	5,741	187,566
Vodafone Group plc	73,925	186,102
Telecom Corporation of
New Zealand Ltd.	97,284	184,601
Iliad S.A.†	1,073	184,131
NTT DOCOMO, Inc.	127	182,841
Bezeq The Israeli Telecommunication
Corporation Ltd.	153,504	177,855
KDDI Corp.	2,500	176,519
Softbank Corp.	4,800	175,655
Nippon Telegraph & Telephone Corp.	4,100	172,403
Koninklijke KPN N.V.	34,076	168,462
Telecom Italia SpA	137,491	124,673
Telecom Italia SpA - Savings Shares	88,219	70,190
Total Telecommunication Services		6,301,187
Total Common Stocks
(Cost $176,715,733)		176,309,313

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

	Shares	Value
RIGHTS†††- 0.0%
Olam International Ltd.
Expires 01/21/13*,1	45,513	$—
Total Rights
(Cost $–)		—
EXCHANGE TRADED FUNDS† - 4.4%
Vanguard MSCI EAFE ETF	181,931	6,409,430
iShares MSCI Japan Index Fund	157,191	1,532,612
iShares MSCI Singapore Index Fund	6,634	90,819
iShares MSCI Hong Kong Index Fund	4,638	90,070
Total Exchange Traded Funds
(Cost $7,723,852)		8,122,931
SHORT-TERM INVESTMENTS†† - 0.4%
State Street General Account
U.S. Government Fund	729,294	729,294
Total Short-Term Investments
(Cost $729,294)		729,294
Total Investments - 100.0%
(Cost $185,168,879)		$185,161,538
Other Assets & Liabilities, net - 0.0%		71,212
Total Net Assets - 100.0%		$185,232,750

INVESTMENT CONCENTRATION

At December 31, 2012, the investment diversification of the series by country was as follows:

Country	% of Net Assets	Value
Japan	33.6%	$62,222,156
Britain	10.3%	19,077,288
France	7.3%	13,534,955
Australia	7.0%	13,007,983
United States	5.2%	9,641,353
Germany	4.9%	9,076,903
Switzerland	4.2%	7,801,670
Hong Kong	4.2%	7,759,249
Sweden	3.2%	5,931,731
Singapore	3.1%	5,793,529
Netherlands	2.7%	4,904,285
Italy	2.4%	4,463,539
Spain	2.3%	4,279,986
Finland	1.5%	2,800,145
Belgium	1.2%	2,199,684
Austria	1.0%	1,826,019
Israel	1.0%	1,822,038
Denmark	1.0%	1,780,475
Other	3.9%	7,238,550
Total Investments	100.0%	$185,161,538

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, except as noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.

ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments at value
(cost $185,168,879)	$185,161,538
Foreign currency, at value
(cost $31,503)	31,524
Prepaid expenses	4,287
Receivables:
Dividends	171,645
Securities sold	198,411
Foreign taxes reclaim	123,148
Fund shares sold	3,081
Total assets	185,693,634
Liabilities:
Payable for:
Fund shares redeemed	150,152
Management fees	108,093
Custodian fees	100,854
Fund accounting/administration fees	23,163
Transfer agent/maintenance fees	5,918
Directors’ fees*	3,808
Miscellaneous	68,896
Total liabilities	460,884
Net assets	$185,232,750
Net assets consist of:
Paid in capital	$259,942,054
Undistributed net investment income	8,169,335
Accumulated net realized loss on investments	(82,868,429)
Net unrealized depreciation on investments and foreign currency	(10,210)
Net assets	$185,232,750
Capital shares outstanding	18,419,054
Net asset value per share	$10.06

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $651,614)	$5,847,254
Interest	869
Other income	131
Total investment income	5,848,254
Expenses:
Management fees	1,282,801
Transfer agent/maintenance fees	26,996
Fund accounting/administration fees	274,888
Custodian fees	225,572
Directors’ fees*	23,333
Miscellaneous	302,501
Total expenses	2,136,091
Net investment income	3,712,163

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(14,435,564)
Foreign currency	(96,199)
Securities sold short	4
Net realized loss	(14,531,759)
Net change in unrealized appreciation (depreciation) on:
Investments	39,099,883
Foreign currency	1,793
Net change in unrealized appreciation (depreciation)	39,101,676
Net realized and unrealized gain	24,569,917
Net increase in net assets resulting from operations	$28,282,080

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,712,163	$2,895,379
Net realized gain (loss) on investments and foreign currency	(14,531,759)	40,436,575
Net change in unrealized appreciation (depreciation) on investments and foreign currency	39,101,676	(80,144,459)
Net increase (decrease) in net assets resulting from operations	28,282,080	(36,812,505)

Capital share transactions:
Proceeds from sale of shares	9,335,815	11,891,306
Cost of shares redeemed	(38,131,911)	(58,976,775)
Net decrease from capital share transactions	(28,796,096)	(47,085,469)
Net decrease in net assets	(514,016)	(83,897,974)

Net assets:
Beginning of year	185,746,766	269,644,740
End of year	$185,232,750	$185,746,766
Undistributed net investment income at end of year	$8,169,335	$1,977,489

Capital share activity:
Shares sold	1,002,338	1,188,367
Shares redeemed	(4,113,445)	(5,964,233)
Net decrease in shares	(3,111,107)	(4,775,866)

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (MSCI EAFE EQUAL WEIGHT SERIES)

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008[e]
Per Share Data
Net asset value, beginning of period	$8.63	$10.25	$8.86	$7.40	$12.01
Income (loss) from investment operations:
Net investment income[a]	.19	.12	.04	.09	.11
Net gain (loss) on investments (realized and unrealized)	1.24	(1.74)	1.35	1.37	(4.72)
Total from investment operations	1.43	(1.62)	1.39	1.46	(4.61)
Net asset value, end of period	$10.06	$8.63	$10.25	$8.86	$7.40

Total Return[b]	16.57%	(15.80%)	15.69%	19.73%	(38.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$185,233	$185,747	$269,645	$270,081	$275,965
Ratios to average net assets:
Net investment income	2.03%	1.23%	0.49%	1.12%	1.09%
Total expenses[c]	1.17%	1.21%	1.26%	1.27%	1.26%
Net expenses[d]	1.17%	1.21%	1.26%	1.27%	1.25%
Portfolio turnover rate	36%	171%	283%	317%	302%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Security Investors, LLC (“SI”) became the sub-advisor of Series D effective May 1, 2008. Prior to May 1, 2008, Oppenheimer sub-advised 50% of Series D and SI sub-advised 50%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders

Guggenheim Investments Series E (U.S. Intermediate Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Portfolio Manager at the Investment Manager and Chief Investment Officer and a Managing Partner at Guggenheim Partners Investment Management, LLC (“GPIM”); Anne B. Walsh, Portfolio Manager at the Investment Manager and Senior Managing Director at GPIM; James W. Michal, Portfolio Manager at the Investment Manager and Director and Portfolio Manager at GPIM; and JeffreyB. Abrams, Portfolio Manager at the Investment Manager and Senior Managing Director and Portfolio Manager at GPIM. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2012.

For the one-year period ending December 31, 2012, the Series E (U.S. Intermediate Bond Series) returned 5.86%, compared with the 3.88% return of its benchmark, the Barclays U.S. Intermediate Government/Credit Bond® Index.

Effective August 2012, the Fund experienced a change in individuals managing the portfolio, although Guggenheim Investments continues to serve as the investment manager. The change in portfolio management teams does not affect the investment objective of the Fund, which is to seek current income. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade U.S. fixed-income securities.

Such fixed-income securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The investment manager will attempt to maintain a dollar weighted average duration of 3 to 4.5 years and a dollar weighted average maturity of 3 to 10 years in managing the Fund’s portfolio. The Fund also may invest in debt securities that are not investment grade (also known as “high yield/high risk securities” or “junk bonds”) or restricted securities that include limitations on resale.

The Board of Directors approved a change in the Fund, effective January 29, 2013. The Fund’s investment objective will change to: seeks to provide total return, comprised of current income and capital appreciation; its name changed to Series E (Total Return Bond Series) and its benchmark changed to the Barclays U.S. Aggregate Index. Shareholders were notified of the changes prior to their becoming effective.

In the fixed income domain, abundant liquidity and the continuation of open-ended quantitative easing suggest a benign credit environment with low default rates. With yields on Treasuries remaining largely range-bound and the corporate yields off all-time lows, the leveraged credit sector continues to benefit from the dearth of viable fixed income alternatives.

Accommodative monetary stimulus provided by central banks across the globe combined with elevated investor demand for yield continued to drive spreads and overall yields tighter. Volatility still persisted as risks posed by mixed U.S. economic data and economic weakness of the European Union from weaker periphery countries led to some choppiness throughout the period. Despite stress stemming from European debt issues and the threat of dissolution of the single Euro currency, European and emerging markets outperformed the U.S. market on both equity and bond benchmarks over the past 12 months.

Structured credit and corporate bonds rallied on the back of monetary stimulus with the main drivers of positive Fund performance being corporate bonds, asset-backed securities (“ABS”) and collateralized loan obligations (“CLOs”). Cash flow of principal and interest also contributed to positive performance. We continue to position the portfolio to remain overweight spread duration and underweight effective duration.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	December 31, 2012

Detractors to performance for the period included several corporate credit positions that experienced mark to market weakness given specific credit or industry outlooks. Guggenheim continues to believe that corporate fundamentals will remain positive as accommodation and low borrowing rates will remain supportive of corporate credits.

We remain bullish on credit spread assets, such as CLOs (particularly floaters discounted to par) where spreads have more room to tighten, and hard assets, such as commercial ABS, that will appreciate as asset values are inflated through monetary accommodation. We anticipate further investment opportunities over the next few years as global deleveraging, coupled with the need for alternative and structured financing, should continue to provide supply to structured finance investors.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

The Guggenheim Funds annual REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES E (U.S. INTERMEDIATE BOND SERIES)

OBJECTIVE: Seeks to provide current income.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12[1]
	1 Year	5 Year	10 Year
Series E (U.S. Intermediate Bond Series)	5.86%	3.17%	3.14%
Barclays U.S. Intermediate Government/Credit Bond Index	3.88%	5.18%	4.62%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 26, 1985

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Rating**
Fixed Income Instruments
BBB	16.0%
A	13.6%
BBB+	13.4%
BBB-	8.9%
A-	8.7%
A+	7.6%
AA-	6.5%
AA+	4.3%
AAA	3.7%
B	2.9%
B+	2.2%
AA	2.1%
Other - Non Investment Grade	8.5%
Other Instruments
Preferred Stocks	0.2%
Total Investments	98.6%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES E (U.S. INTERMEDIATE BOND SERIES)

	Shares	Value
PREFERRED STOCKS††† - 0.2%
Woodbourne Capital Trust III 0.03%[1,2,3,4,6]	300,000	$53,138
Woodbourne Capital Trust IV 0.03%[1,2,3,4,6]	300,000	53,138
Woodbourne Capital Trust I 0.03%[1,2,3,4,6]	300,000	53,138
Woodbourne Capital Trust II 0.03%[1,2,3,4,6]	300,000	53,138
Total Preferred Stocks
(Cost $1,205,796)		212,552
	Face
	Amount
CORPORATE BONDS†† - 80.0%
FINANCIALS - 26.7%
Ford Motor Credit Company LLC
5.00% due 05/15/18	$2,000,000	2,206,872
3.88% due 01/15/15	2,000,000	2,085,686
JPMorgan Chase & Co.
4.65% due 06/01/14	2,000,000	2,107,210
6.30% due 04/23/19	1,000,000	1,233,762
American Express Credit Corp.
2.38% due 03/24/17	2,000,000	2,092,633
Citigroup, Inc.
8.50% due 05/22/19	1,000,000	1,344,637
6.38% due 08/12/14	500,000	540,325
4.75% due 05/19/15	9,000	9,702
ING US, Inc.
5.50% due 07/15/22[3,4]	1,600,000	1,736,330
New York Life Global Funding
2.45% due 07/14/16[3,4]	1,500,000	1,571,742
Prudential Financial, Inc.
5.63% due 06/15/43	1,500,000	1,554,450
Montpelier Re Holdings Ltd.
4.70% due 10/15/22	1,500,000	1,534,626
Infinity Property & Casualty Corp.
5.00% due 09/19/22	1,450,000	1,512,695
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	1,100,000	1,174,760
Caribbean Development Bank
4.38% due 11/09/27[3,4]	1,100,000	1,097,446
General Electric Capital Corp.
3.35% due 10/17/16	750,000	805,040
7.13% due 12/15/49[2]	230,000	259,967
US Bancorp
2.95% due 07/15/22	1,000,000	1,010,226
RenaissanceRe Holdings Ltd.
5.88% due 02/15/13	1,000,000	1,005,325
Macquarie Group Ltd.
6.25% due 01/14/21[3,4]	550,000	609,637
7.63% due 08/13/19[3,4]	300,000	353,353
Nuveen Investments, Inc.
9.13% due 10/15/17[3,4]	750,000	736,875
Jones Lang LaSalle, Inc.
4.40% due 11/15/22	700,000	715,087
Lancashire Holdings Ltd.
5.70% due 10/01/22[3,4]	700,000	695,303
Nationstar Mortgage LLC /
Nationstar Capital Corp.
7.88% due 10/01/20[3,4]	500,000	527,500
CNO Financial Group, Inc.
6.38% due 10/01/20[3,4]	450,000	468,000
Hub International Ltd.
8.13% due 10/15/18[3,4]	400,000	410,000
Torchmark Corp.
7.88% due 05/15/23	250,000	335,429
Residential Capital LLC
8.50% due 06/01/13[5]	650,000	149,500
Hospitality Properties Trust
5.00% due 08/15/22	100,000	105,801
EPR Properties
5.75% due 08/15/22	100,000	103,691
Total Financials		30,093,610
INFORMATION TECHNOLOGY - 12.4%
Amphenol Corp.
4.00% due 02/01/22	3,000,000	3,172,443
4.75% due 11/15/14	2,000,000	2,131,016
Broadcom Corp.
2.70% due 11/01/18	2,000,000	2,143,142
Computer Sciences Corp.
4.45% due 09/15/22	1,950,000	2,036,476
Cisco Systems, Inc.
4.45% due 01/15/20	1,250,000	1,449,460
Autodesk, Inc.
3.60% due 12/15/22	1,250,000	1,255,513
First Data Corp.
6.75% due 11/01/20[3,4]	750,000	757,500
8.75% due 01/15/22[3,4]	250,000	255,625
Altera Corp.
1.75% due 05/15/17	500,000	510,890
ViaSat, Inc.
6.88% due 06/15/20[3,4]	300,000	313,500
Total Information Technology		14,025,565
CONSUMER DISCRETIONARY - 10.5%
Omnicom Group, Inc.
6.25% due 07/15/19	3,000,000	3,660,860
Starbucks Corp.
6.25% due 08/15/17	2,000,000	2,405,718
Johns Hopkins University
5.25% due 07/01/19	1,500,000	1,798,560
Expedia, Inc.
5.95% due 08/15/20	1,260,000	1,401,879
Continental Airlines 2012-2
Class-A Pass Through Trust
4.00% due 10/29/24	1,100,000	1,157,750
Sabre, Inc.
8.50% due 05/15/19[3,4]	1,000,000	1,065,000
Stanadyne Corp.
10.00% due 08/15/14	180,000	166,950
GRD Holdings III Corp.
10.75% due 06/01/19[3,4]	125,000	125,313
Yonkers Racing Corp.
11.38% due 07/15/16[3,4]	100,000	108,000
Total Consumer Discretionary		11,890,030

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES E (U.S. INTERMEDIATE BOND SERIES)

	Face
	Amount	Value
INDUSTRIALS - 9.7%
Burlington Northern Santa Fe LLC
3.05% due 03/15/22	$4,000,000	$4,128,015
United Parcel Service, Inc.
3.13% due 01/15/21	2,000,000	2,151,420
Asciano Finance Ltd.
4.63% due 09/23/20[3,4]	1,350,000	1,400,805
Penske Truck Leasing Company Lp/
PTL Finance Corp.
4.88% due 07/11/22[3,4]	1,300,000	1,342,900
Chicago Bridge & Iron Co.
5.15% due 10/19/22	750,000	753,158
Verisk Analytics, Inc.
4.13% due 09/12/22	700,000	716,784
SBM Baleia Azul Sarl
5.50% due 09/15/27	500,000	500,105
Total Industrials		10,993,187
MATERIALS - 5.2%
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[3,4]	1,100,000	1,131,342
4.45% due 11/15/21[3,4]	500,000	526,329
Praxair, Inc.
5.20% due 03/15/17	1,000,000	1,169,341
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	1,050,000	1,064,157
Airgas, Inc.
4.50% due 09/15/14	1,000,000	1,055,334
IAMGOLD Corp.
6.75% due 10/01/20[3,4]	1,000,000	975,000
Total Materials		5,921,503
UTILITIES - 3.8%
American Water Capital Corp.
6.09% due 10/15/17	3,000,000	3,585,633
Oncor Electric Delivery Company LLC
6.38% due 01/15/15	600,000	662,171
Total Utilities		4,247,804
ENERGY - 3.7%
Eagle Rock Energy Partners
Limited Partnership/Eagle Rock
Energy Finance Corp.
8.38% due 06/01/19[3,4]	1,000,000	1,020,000
BreitBurn Energy Partners
Limited Partnership/BreitBurn
Finance Corp.
7.88% due 04/15/22[3,4]	550,000	570,625
Midstates Petroleum Company
Incorporated/Midstates
Petroleum Co LLC
10.75% due 10/01/20[3,4]	500,000	531,250
Magnum Hunter Resources Corp.
9.75% due 05/15/20[3,4]	375,000	389,063
Tesoro Logistics Limited Partnership/
Tesoro Logistics Finance Corp.
5.88% due 10/01/20[3,4]	350,000	363,125
Bristow Group, Inc.
6.25% due 10/15/22	300,000	321,000
Hiland Partners Limited
Partnership/Hiland Partners
Finance Corp.
7.25% due 10/01/20[3,4]	250,000	267,500
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corp.
8.25% due 04/15/18	200,000	212,000
Drill Rigs Holdings, Inc.
6.50% due 10/01/17[3,4]	185,000	184,075
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corporation II
8.38% due 06/01/20[3,4]	150,000	161,625
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	110,000	114,125
Total Energy		4,134,388
HEALTH CARE - 2.9%
AstraZeneca plc
5.90% due 09/15/17	1,750,000	2,126,294
Novartis Securities Investment Ltd.
5.13% due 02/10/19	1,000,000	1,195,174
Total Health Care		3,321,468
CONSUMER STAPLES - 2.8%
General Mills, Inc.
5.70% due 02/15/17	1,200,000	1,410,115
Anheuser-Busch InBev Worldwide, Inc.
1.38% due 07/15/17	1,000,000	1,010,530
Procter & Gamble Co.
2.30% due 02/06/22	500,000	508,815
Energizer Holdings, Inc.
4.70% due 05/24/22	250,000	267,705
Total Consumer Staples		3,197,165
TELECOMMUNICATION SERVICES - 2.3%
Univision Communications, Inc.
6.75% due 09/15/22[3,4]	1,000,000	1,032,500
AT&T, Inc.
1.70% due 06/01/17	1,000,000	1,014,247
Open Solutions, Inc.
9.75% due 02/01/15[3,4]	450,000	361,125
Zayo Group LLC/Zayo Capital, Inc.
10.13% due 07/01/20	120,000	136,500
Total Telecommunication Services		2,544,372
Total Corporate Bonds
(Cost $85,038,556)		90,369,092

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
SERIES E (U.S. INTERMEDIATE BOND SERIES)

	Face
	Amount	Value
ASSET BACKED SECURITIES†† - 14.7%
Willis Engine Securitization Trust
2012-A, 5.50% due 09/15/37[3,4]	$2,231,100	$2,220,592
West Coast Funding Ltd.
2006-1A, 0.43% due 11/02/41[3,4,6]	2,268,756	2,146,810
KKR Financial CLO 2007-1 Corp.
2007-1A, 1.76% due 05/15/21[3,4,6]	1,250,000	1,173,737
2007-1A, 2.56% due 05/15/21[3,4,6]	500,000	460,840
Garanti Diversified Payment
Rights Finance Co.
2007-A, 0.54% due 07/09/17[6]	1,520,000	1,427,204
Grayson CLO Ltd.
2006-1A, 0.72% due 11/01/21[3,4,6]	1,250,000	1,070,448
Drug Royalty II Limited
Partnership 1 2012-1
2012-1, 4.31% due 01/15/25[3,4,6]	1,000,000	1,000,730
Great Lakes CLO 2012-1 Ltd.
2012-1A, 4.67% due 01/15/23[3,4,6]	1,000,000	992,750
Knightsbridge CLO
2007-1A, 3.10% due 01/11/22[3,4,6]	1,000,000	917,250
Rockwall CDO Ltd.
2007-1A, 0.86% due 08/01/24[3,4,6]	900,000	704,538
Jasper CLO Ltd.
2005-1A, 0.89% due 08/01/17[3,4,6]	700,000	651,000
ICE EM CLO
2007-1A, 1.32% due 08/15/22[3,4,6]	750,000	635,385
Newstar Trust
2012-2A, 3.56% due 01/20/23[3,4,6]	500,000	500,760
Marathon Clo II Ltd.
2005-2A, 2.11% due 12/20/19[3,4,6]	500,000	464,930
Golub Capital Partners Fundings Ltd.
2007-1A, 1.06% due 03/15/22[3,4,6]	500,000	446,000
Latitude CLO II Corp.
2006-2A, 1.11% due 12/15/18[3,4,6]	500,000	416,825
Cerberus Offshore Levered I, LP
2012-1A, 5.20% due 11/30/18[3,4,6]	350,000	351,694
Eastland CLO Ltd.
2007-1A, 0.71% due 05/01/22[3,4,6]	400,000	324,068
Westwood CDO Ltd.
2007-1A, 0.98% due 03/25/21[3,4,6]	300,000	257,019
Carlyle Global Market Strategies
CLO 2012-3 Ltd.
2012-3A, 0.00% due 10/04/24[3,4,6]	250,000	245,018
Credit-Based Asset Servicing and
Securitization LLC
2005-CB5, 0.47% due 08/25/35[6]	133,920	128,415
Total Asset Backed Securities
(Cost $16,205,134)		16,536,013
U.S. GOVERNMENT SECURITIES† - 2.3%
U.S. Treasury Bill
0.00% due 01/10/13	1,300,000	1,299,991
0.00% due 01/03/13	750,000	750,000
0.00% due 02/07/13	500,000	499,985
Total U.S. Government Securities
(Cost $2,549,997)		2,549,976
MORTGAGE BACKED SECURITIES†† - 1.0%
VNO 2012-6AVE Mortgage Trust
2012-6AVE, 3.34% due 11/15/30[3,4]	1,100,000	1,013,752
JP Morgan Mortgage Trust
2006-A3, 2.91% due 04/25/36[6]	92,653	74,762
Ginnie Mae
#518436, 7.25% due 09/15/29	10,026	11,998
Fannie Mae[7]
1990-68, 6.95% due 07/25/20	1,360	1,506
1990-103, 7.50% due 09/25/20	408	450
Freddie Mac[7]
1990-188, 7.00% due 09/15/21	591	660
Total Mortgage Backed Securities
(Cost $1,124,407)		1,103,128
SENIOR FLOATING RATE INTERESTS†† - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Ollie’s Bargain Outlet
6.25% due 09/27/19[6]	450,000	452,250
Total Senior Floating Rate Interests
(Cost $441,229)		452,250
Total Investments - 98.6%
(Cost $106,565,119)		$111,223,011
Other Assets & Liabilities, net - 1.4%		1,568,466
Total Net Assets - 100.0%		$112,791,477

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Perpetual maturity.
[3]	Security was acquired through a private placement.
[4]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $37,295,085 (cost $37,508,178), or 33.1% of total net assets.
[5]	Security is in default of interest and/or principal obligations.
[6]	Variable rate security. Rate indicated is rate effective at December 31, 2012.

[7]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SERIES E (U.S. INTERMEDIATE BOND SERIES)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $106,565,119)	$111,223,011
Cash	388,851
Prepaid expenses	16,224
Receivables:
Interest	1,310,322
Investment advisor	19,340
Fund shares sold	2,316
Total assets	112,960,064
Liabilities:
Payable for:
Management fees	70,681
Fund shares redeemed	69,610
Fund accounting/administration fees	8,953
Transfer agent/maintenance fees	5,870
Miscellaneous	13,473
Total liabilities	168,587
Net assets	$112,791,477
Net assets consist of:
Paid in capital	$118,229,989
Undistributed net investment income	2,472,337
Accumulated net realized loss on investments	(12,568,741)
Net unrealized appreciation on investments	4,657,892
Net assets	$112,791,477
Capital shares outstanding	7,806,739
Net asset value per share	$14.45

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$4,163,506
Dividends	33,289
Total investment income	4,196,795

Expenses:
Management fees	885,234
Transfer agent/maintenance fees	26,828
Fund accounting/administration fees	112,128
Directors’ fees*	11,128
Custodian fees	4,407
Miscellaneous	71,481
Total expenses	1,111,206
Less:
Expenses waived by Advisor	(154,822)
Net expenses	956,384
Net investment income	3,240,411

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,617,000
Net realized gain	3,617,000
Net change in unrealized appreciation (depreciation) on:
Investments	(279,472)
Net change in unrealized appreciation (depreciation)	(279,472)
Net realized and unrealized gain	3,337,528
Net increase in net assets resulting from operations	$6,577,939

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (U.S. INTERMEDIATE BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,240,411	$3,338,308
Net realized gain on investments	3,617,000	2,006,145
Net change in unrealized appreciation (depreciation) on investments	(279,472)	1,351,543
Net increase in net assets resulting from operations	6,577,939	6,695,996

Capital share transactions:
Proceeds from sale of shares	21,460,693	44,342,161
Cost of shares redeemed	(38,822,059)	(54,554,705)
Net decrease from capital share transactions	(17,361,366)	(10,212,544)
Net decrease in net assets	(10,783,427)	(3,516,548)

Net assets:
Beginning of year	123,574,904	127,091,452
End of year	$112,791,477	$123,574,904
Undistributed net investment income at end of year	$2,472,337	$2,419,921
Capital share activity:
Shares sold	1,532,362	3,325,643
Shares redeemed	(2,778,441)	(4,063,434)
Net decrease in shares	(1,246,079)	(737,791)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SERIES E (U.S. INTERMEDIATE BOND SERIES)

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$13.65	$12.98	$12.24	$11.29	$12.36
Income (loss) from investment operations:
Net investment income[a]	.38	.34	.35	.37	.58
Net gain (loss) on investments (realized and unrealized)	.42	.33	.39	.58	(1.65)
Total from investment operations	.80	.67	.74	.95	(1.07)
Net asset value, end of period	$14.45	$13.65	$12.98	$12.24	$11.29

Total Return[b]	5.86%	5.16%	6.05%	8.41%	(8.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,791	$123,575	$127,091	$130,569	$99,070
Ratios to average net assets:
Net investment income	2.75%	2.57%	2.72%	3.08%	4.80%
Total expenses	0.94%	0.92%	0.92%	0.92%	0.93%
Net expenses[c]	0.81%	0.81%	0.79%	0.77%	0.78%
Portfolio turnover rate	79%	49%	38%	76%	34%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the 12-month period ended December 31, 2012, the Series J (Mid Cap Growth Series) returned 15.79%, compared with the benchmark, the Russell Midcap® Growth Index, which returned 15.81%.

The Fund seeks to deliver long-term capital appreciation by investing in a concentrated portfolio of midcap growth securities. It seeks to identify securities that are in the early-to-middle stages of growth and primarily invests in companies that offer unique proprietary products or are within profitable market niches with rapid growth potential.

The Fund uses a combination of a qualitative top-down approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.

The portfolio’s performance was helped by stock selection in Consumer Discretionary and Financials. The primary detractor from return was poor stock selection in the Health Care sector.

The holdings contributing most to portfolio performance over the period were Jarden Corp. and Discover Financial Services. Leading detractors from performance were International Game Technology and Endo Health Solutions, Inc.

Our fixed income indicators, including the slope of the yield curve and corporate bond spreads, continue to point to a modest economic environment but a decent risk environment. Strong corporate debt issuance, coupled with historically tight bond spreads, confirms a healthy risk appetite with fixed-income markets, which we believe is a leading indicator of the risk environment for equities. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

We appreciate your business and the trust you place in us.

Sincerely,

Joseph O’Connor, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

SERIES J (Mid cap Growth SERIES)

OBJECTIVE: Seeks capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series J (Mid Cap Growth Series)	15.79%	3.52%	7.57%
Russell Midcap Growth Index	15.81%	3.23%	10.32%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
iShares Russell Midcap
Growth Index Fund	5.3%
Ashland, Inc.	3.4%
Financial Select Sector SPDR Fund	3.4%
Yahoo!, Inc.	2.5%
Industrial Select Sector SPDR Fund	2.4%
Precision Castparts Corp.	2.2%
Covidien plc	2.2%
Ensco plc — Class A	2.1%
Union Pacific Corp.	2.1%
Jarden Corp.	2.1%
Top Ten Total	27.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES J (MID CAP GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 84.1%
CONSUMER DISCRETIONARY - 20.9%
Jarden Corp.	56,275	$2,909,417
Omnicom Group, Inc.	44,900	2,243,204
Wyndham Worldwide Corp.	33,450	1,779,875
Newell Rubbermaid, Inc.	78,550	1,749,308
Penn National Gaming, Inc.*	33,295	1,635,117
AutoZone, Inc.*	4,550	1,612,657
BorgWarner, Inc.*	21,950	1,572,059
Priceline.com, Inc.*	2,445	1,518,834
Urban Outfitters, Inc.*	36,550	1,438,608
Las Vegas Sands Corp.	30,250	1,396,340
Wynn Resorts Ltd.	12,312	1,384,977
VF Corp.	9,050	1,366,279
Discovery Communications, Inc. —
Class A*	20,500	1,301,340
Dick’s Sporting Goods, Inc.	27,250	1,239,603
Macy’s, Inc.	29,920	1,167,478
Starwood Hotels & Resorts
Worldwide, Inc.	19,800	1,135,728
Ross Stores, Inc.	18,550	1,004,483
Coach, Inc.	17,700	982,527
Bed Bath & Beyond, Inc.*	16,100	900,151
Scripps Networks Interactive, Inc. —
Class A	8,900	515,488
Total Consumer Discretionary		28,853,473
INFORMATION TECHNOLOGY - 17.4%
Yahoo!, Inc.*	170,400	3,390,959
Juniper Networks, Inc.*	135,750	2,670,202
Alliance Data Systems Corp.*	17,664	2,557,041
Intuit, Inc.	41,050	2,442,475
Broadcom Corp. — Class A	71,190	2,364,220
Avago Technologies Ltd.	68,860	2,180,108
Cadence Design Systems, Inc.*	150,820	2,037,578
Nuance Communications, Inc.*	88,070	1,965,722
IAC/InterActiveCorp	28,380	1,342,374
Citrix Systems, Inc.*	13,400	881,050
Teradata Corp.*	11,975	741,133
F5 Networks, Inc.*	5,550	539,183
Aruba Networks, Inc.*	25,350	526,013
NetApp, Inc.*	13,200	442,860
Total Information Technology		24,080,918
INDUSTRIALS - 11.9%
Precision Castparts Corp.	16,175	3,063,868
Union Pacific Corp.	23,421	2,944,488
Triumph Group, Inc.	43,300	2,827,490
Hubbell, Inc. — Class B	30,050	2,543,132
AMETEK, Inc.	53,030	1,992,337
Dover Corp.	21,700	1,425,907
Stanley Black & Decker, Inc.	10,380	767,809
Joy Global, Inc.	7,180	457,940
IHS, Inc. — Class A*	3,830	367,680
Total Industrials		16,390,651
HEALTH CARE - 11.8%
Covidien plc	52,050	3,005,366
Cerner Corp.*	24,800	1,925,472
Cooper Companies, Inc.	20,020	1,851,450
CareFusion Corp.*	50,250	1,436,145
Thermo Fisher Scientific, Inc.	21,900	1,396,782
Alexion Pharmaceuticals, Inc.*	13,300	1,247,673
Teva Pharmaceutical Industries Ltd. ADR	32,855	1,226,805
Endo Health Solutions, Inc.*	44,350	1,165,075
Agilent Technologies, Inc.	27,340	1,119,300
Regeneron Pharmaceuticals, Inc.*	5,115	875,023
Vertex Pharmaceuticals, Inc.*	14,400	603,936
Illumina, Inc.*	8,100	450,279
Total Health Care		16,303,306
MATERIALS - 8.7%
Ashland, Inc.	58,520	4,705,593
FMC Corp.	47,550	2,782,626
Airgas, Inc.	22,100	2,017,509
Ball Corp.	41,962	1,877,800
CF Industries Holdings, Inc.	3,200	650,112
Total Materials		12,033,640
ENERGY - 5.7%
Ensco plc — Class A	50,050	2,966,963
Oil States International, Inc.*	30,375	2,173,028
Pioneer Natural Resources Co.	12,900	1,375,011
Concho Resources, Inc.*	8,800	708,928
Energy XXI Bermuda Ltd.	21,057	677,825
Total Energy		7,901,755
FINANCIALS - 4.3%
Discover Financial Services	46,760	1,802,598
KeyCorp	187,800	1,581,276
T. Rowe Price Group, Inc.	23,550	1,533,812
MetLife, Inc.	33,294	1,096,704
Total Financials		6,014,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
SERIES J (MID CAP GROWTH SERIES)

	Shares	Value
CONSUMER STAPLES - 3.4%
McCormick & Company, Inc.	31,700	$2,013,901
Dr Pepper Snapple Group, Inc.	35,305	1,559,775
Whole Foods Market, Inc.	12,800	1,169,024
Total Consumer Staples		4,742,700
Total Common Stocks
(Cost $110,274,862)		116,320,833
EXCHANGE TRADED FUNDS† - 11.1%
iShares Russell Midcap
Growth Index Fund	116,515	7,317,142
Financial Select Sector SPDR Fund	286,500	4,698,600
Industrial Select Sector SPDR Fund	89,300	3,384,470
Total Exchange Traded Funds
(Cost $14,655,581)		15,400,212

	Face
	Amount	Value
REPURCHASE AGREEMENT††,1 - 5.9%
UMB Financial Corp.
issued 12/31/12 at 0.07%
due 01/02/13	$8,118,000	$8,118,000
Total Repurchase Agreement
(Cost $8,118,000)		8,118,000
Total Investments - 101.1%
(Cost $133,048,443)		$139,839,045
Other Assets & Liabilities, net - (1.1)%		(1,583,699)
Total Net Assets - 100.0%		$138,255,346

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (MID CAP GROWTH SERIES)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $124,930,443)	$131,721,045
Repurchase agreements, at value
(cost $8,118,000)	8,118,000
Total investments
(cost $133,048,443)	139,839,045
Prepaid expenses	3,173
Receivables:
Security litigation	170,615
Dividends	114,803
Fund shares sold	38,773
Interest	16
Total assets	140,166,425
Liabilities:
Payable for:
Securities purchased	1,452,676
Fund shares redeemed	336,553
Management fees	87,667
Fund accounting/administration fees	11,104
Transfer agent/maintenance fees	5,291
Directors’ fees*	195
Miscellaneous	17,593
Total liabilities	1,911,079
Net assets	$138,255,346
Net assets consist of:
Paid in capital	$151,563,585
Undistributed net investment income	205,098
Accumulated net realized loss on investments	(20,303,939)
Net unrealized appreciation on investments	6,790,602
Net assets	$138,255,346
Capital shares outstanding	4,152,961
Net asset value per share	$33.29

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$1,556,120
Interest	2,374
Total investment income	1,558,494

Expenses:
Management fees	1,067,980
Transfer agent/maintenance fees	26,300
Fund accounting/administration fees	135,276
Directors’ fees*	15,670
Custodian fees	6,238
Miscellaneous	101,932
Total expenses	1,353,396
Net investment income	205,098

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,104,274
Net realized gain	18,104,274
Net change in unrealized appreciation (depreciation) on:
Investments	2,314,116
Net change in unrealized appreciation (depreciation)	2,314,116
Net realized and unrealized gain	20,418,390
Net increase in net assets resulting from operations	$20,623,488

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SERIES J (MID CAP GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$205,098	$(149,404)
Net realized gain on investments	18,104,274	17,884,969
Net change in unrealized appreciation (depreciation) on investments	2,314,116	(24,499,861)
Net increase (decrease) in net assets resulting from operations	20,623,488	(6,764,296)

Capital share transactions:
Proceeds from sale of shares	10,267,365	15,343,716
Cost of shares redeemed	(29,104,216)	(41,499,200)
Net decrease from capital share transactions	(18,836,851)	(26,155,484)
Net increase (decrease) in net assets	1,786,637	(32,919,780)

Net assets:
Beginning of year	136,468,709	169,388,489
End of year	$138,255,346	$136,468,709
Undistributed net investment income at end of year	$205,098	$—

Capital share activity:
Shares sold	318,863	506,362
Shares redeemed	(913,102)	(1,396,435)
Net decrease in shares	(594,239)	(890,073)

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (MID CAP GROWTH SERIES)

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$28.75	$30.05	$24.20	$16.81	$28.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.03)	(.02)	(.03)	(.01)
Net gain (loss) on investments (realized and unrealized)	4.49	(1.27)	5.87	7.42	(11.18)
Total from investment operations	4.54	(1.30)	5.85	7.39	(11.19)
Net asset value, end of period	$33.29	$28.75	$30.05	$24.20	$16.81

Total Return[b]	15.79%	(4.33%)	24.17%	43.96%	(39.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,255	$136,469	$169,388	$154,273	$122,030
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.10%)	(0.10%)	(0.13%)	(0.06%)
Total expenses[c]	0.95%	0.91%	0.91%	0.92%	0.91%
Portfolio turnover rate	150%	155%	130%	136%	203%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the fiscal year ended December 31, 2012, the Series N (Managed Asset Allocation Series) rose 13.29%, outperforming its weighted benchmark that is 60% S&P® 500 Index and 40% Barclays U.S. Aggregate® Bond Index, which gained 11.28%. The S&P 500® Index rose 16.00% over the year and the Barclays U.S. Aggregate® Bond Index gained 4.21%.

Effective April 30, 2012, the portfolio’s sub-advisor changed from T. Rowe Price to Security Investors, LLC, also known as Guggenheim Investments. T. Rowe Price is not affiliated with Security Investors, LLC.

The change in the portfolio management team does not affect the investment objective of the Fund, which is to seek to provide growth of capital and, secondarily, preservation of capital. The Fund pursues its objective by investing principally in equity, fixed income and money market assets through investing in a diversified portfolio of futures contracts and exchange-traded funds and other pooled investment vehicles that track major equity indexes and fixed income indexes.

Under normal market conditions, the Funds’ investments are expected to achieve a moderate allocation of equity, fixed income and money market assets in approximately the following amounts: (1) 60% of assets in equity securities, which may include stock of small capitalization U.S. companies, mid-capitalization U.S. companies, large capitalization U.S. companies and non-U.S. companies; (2) 35% of assets in fixed income securities, which may include short and long term corporate and government bonds; and (3) 5% of assets in cash. However, the Investment Manager intends to utilize dynamic asset allocation techniques that will allow rapid shifts between asset classes to attempt to exploit current market trends, and the Fund may invest fully in any asset class at any time.

Market Review

The U.S. economy continues its positive expansion, although the risks of delinquencies, consumer demand, and the knock-on effect of Europe continue to weigh on the market. Unprecedented policy actions by the Federal Reserve (“the Fed”) continue to provide ample liquidity and accommodation to stimulate growth of the U.S. economy. Recent Fed action, such as the third round of quantitative easing announced in September 2012, shows an increased tolerance for potentially higher levels of inflation. The Fed was aggressive in its policy action by announcing an open-ended bond purchasing program that focused on agency mortgages. Operation Twist, the Fed’s program of buying longer duration Treasury securities while simultaneously selling shorter duration securities, was also extended.

The underlying thesis over the past few months still holds true—that the U.S. economy has shown resiliency through the many headwinds which it has faced, and that better-than-expected growth is anticipated in 2013. Private sector employment is increasing faster than it did in the prior expansion. Additionally, state and local governments are starting to be net contributors to employment. The economy is also experiencing the start of the recovery in the housing market, which is supportive of economic growth. While economic conditions in the U.S. are expected to improve throughout 2013, it will be some time before the unemployment rate falls below an acceptable level for policymakers. Furthermore, inflationary pressures will likely stay muted, as history has shown, there will not be a secular rise in inflation until capacity utilization rises to a level far higher than where it is currently.

Central banks around the world have tagged along with U.S. policymakers and are engaging in their own forms of accommodative policy actions, which should continue to benefit risk assets and assets linked to inflation. While the European Central Bank has made considerable strides to reduce stress emanating from troubled eurozone nations, it is evident that restructuring of toxic debt will take considerable time and effort. The eurozone currency still remains at a relatively high value compared to the U.S. dollar, which makes European countries less competitive with respect to exports. Despite all of these headwinds, the U.S. economy appears to have the momentum, albeit at a slow pace, to withstand an imminent European recession. In China, it appears that we are past the bottom in economic growth, and there are signs that things are turning positive. Industrial production, stock prices, even real estate prices are beginning to rise. The positive news for China could also be good news for the emerging markets.

The over-all environment for the period helped equity markets trend significantly higher and moderated performance of fixed-income markets.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	December 31, 2012

Portfolio Review

Outperformance for the portfolio while being sub-advised by T. Rowe Price was due to outperformance of its large cap equity component, and general overweight position in equities relative to fixed income. Other portfolio contributors for this period were high yield bonds and small cap equities, while the allocation to the MSCI EAFE Index detracted from performance.

Since Guggenheim Investments assumed management of the portfolio, a transition that was completed in April 2012, performance has been driven primarily by performance of the allocation to index futures on the MSCI EAFE Index. After reaching a low point for the year in late May, international equities as represented by the EAFE began a strong move upward, as the European debt crisis appeared to be under control and a hard economic landing in China avoided. Detractors from return since June 2012 have been futures positions in equity indices for Canada, France and Hong Kong.

Outlook

We continue to expect moderate volatility in the near term, driven largely by issues surrounding the U.S. fiscal situation and European debt restructuring. Though volatility will likely persist over the next few months, there are limited catalysts that would derail a U.S. economic recovery given momentum that is currently being witnessed. Low borrowing rates will likely continue to promote growth and support the corporate, consumer and housing sectors.

Central bankers in major economies across the globe have been aggressive to avoid any sluggish growth in their respective economies, engaging in a variety of forms of monetary stimulus. We view this as a near-term positive for risk assets, especially in the U.S. but we do not feel this liquidity injection will have as much of a dampening effect on market volatility in 2013 due to decreasing marginal effects of the policy.

Economic uncertainty throughout Europe, Asia, and the U.S. still remains a cause for concern; however, the Federal Reserve is committed to remain accommodative until economic activity significantly improves. Market volatility will likely continue, but economic data suggests the U.S. will continue to grow at a positive pace.

We appreciate your business and the trust you place in us.

Sincerely,

Matthew Wu, Ph.D., CFA, Portfolio Manager

Michael Byrum, CFA, Portfolio Manager

Michael Dellapa, CFA, CAIA, Portfolio Manager

Ryan Harder, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES N (Managed Asset Allocation SERIES)

OBJECTIVE: Seeks growth of capital and, secondarily, preservation of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series N (Managed Asset
Allocation Series)	13.29%	2.89%	6.97%
S&P 500 Index	16.00%	1.66%	7.10%
Blended Index**	11.28%	3.81%	6.62%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Largest Holdings (% of Total Net Assets)
iShares Core Total US Bond Market ETF	19.3%
SPDR S&P 500 ETF Trust	10.7%
Vanguard S&P 500 ETF	10.7%
iShares iBoxx Investment Grade
Corporate Bond Fund	7.4%
iShares Core S&P Mid-Capital ETF	6.1%
iShares MSCI EAFE Index Fund	3.4%
Total	57.6%

“Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	The Blended Index is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value
RIGHTS†† - 0.0%
INDUSTRIALS - 0.0%
Rolls-Royce Holdings plc*
Expires 01/21/13	555,546	$903
Total Rights
(Cost $550)		903
EXCHANGE TRADED FUNDS† - 57.6%
iShares Core Total US Bond Market ETF	108,091	12,007,829
SPDR S&P 500 ETF Trust	46,804	6,670,506
Vanguard S&P 500 ETF	101,785	6,640,453
iShares iBoxx Investment Grade Corporate Bond Fund	38,120	4,612,139
iShares Core S&P Mid-Capital ETF	37,201	3,783,342
iShares MSCI EAFE Index Fund	37,530	2,132,455
iShares Core S&P 500 ETF	2	286
Total Exchange Traded Funds
(Cost $34,427,499)		35,847,010
SHORT-TERM INVESTMENTS†† - 39.4%
State Street General Account
Money Market Fund	24,477,694	24,477,694
Total Short-Term Investments
(Cost $24,477,694)		24,477,694
Total Investments - 97.0%
(Cost $58,905,743)		$60,325,607
Other Assets & Liabilities, net - 3.0%		1,855,856
Total Net Assets - 100.0%		$62,181,463

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 MSCI EAFE Index Mini
Futures Contracts
(Aggregate Value of
Contracts $6,247,010)	77	$103,079
March 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $9,454,638)	133	64,726
March 2013 Russell 2000 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $3,724,160)	44	34,304
March 2013 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $1,101,308)	9	25,403
January 2013 CAC40 10 Euro
Index Futures Contracts††
(Aggregate Value of
Contracts $1,176,321)	24	21,384

		Unrealized
	Contracts	Gain (Loss)
March 2013 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $1,162,183)	12	$11,548
March 2013 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $1,018,934)	4	8,517
(Total Aggregate Value of Contracts $23,884,554)		$268,961
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2013 U.S. Treasury 2 Year
Note Futures Contracts
(Aggregate Value of
Contracts $4,408,125)	20	$(29)
March 2013 U.S. Treasury 10 Year
Note Futures Contracts
(Aggregate Value of
Contracts $12,178,500)	92	(94,637)
(Total Aggregate Value of Contracts $16,586,625)		$(94,666)
CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2013 Euro FX Currency
Futures Contracts
(Aggregate Value of
Contracts $2,145,487)	13	$257
March 2013 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $1,137,070)	11	192
March 2013 British Pound
Futures Contracts
(Aggregate Value of
Contracts $1,116,844)	11	(489)
March 2013 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $1,106,600)	11	(1,484)
(Total Aggregate Value of Contracts $5,506,001)		$(1,524)
EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 S&P/TSX 60 IX
Index Futures Contracts
(Aggregate Value of
Contracts $1,145,724)	8	$3,201
March 2013 Nikkei 225
Index Futures Contracts
(Aggregate Value of
Contracts $1,213,825)	23	(1,022)
January 2013 Hang Seng
Index Futures Contracts††
(Aggregate Value of
Contracts $1,335,044)	9	(13,964)
(Total Aggregate Value of Contracts $3,694,593)		$(11,785)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except as noted — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $58,905,743)	$60,325,607
Segregated cash with broker	1,461,141
Prepaid expenses	1,426
Receivables:
Variation margin	395,063
Dividends	86,516
Foreign taxes reclaim	8,708
Fund shares sold	2,573
Total assets	62,281,034
Liabilities:
Payable for:
Management fees	34,156
Fund shares redeemed	23,224
Custodian fees	13,015
Fund accounting/administration fees	7,882
Transfer agent/maintenance fees	6,049
Directors’ fees*	358
Miscellaneous	14,887
Total liabilities	99,571
Net assets	$62,181,463
Net assets consist of:
Paid in capital	$58,776,054
Undistributed net investment income	214,734
Accumulated net realized gain on investments	1,609,789
Net unrealized appreciation on investments and foreign currency	1,580,886
Net assets	$62,181,463
Capital shares outstanding	2,741,291
Net asset value per share	$22.68

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $11,848)	$1,006,638
Interest	282,405
Total investment income	1,289,043

Expenses:
Management fees	490,366
Transfer agent/maintenance fees	26,942
Fund accounting/administration fees	95,645
Pricing service fees	68,047
Custodian fees	66,384
Directors’ fees*	6,049
Miscellaneous	80,230
Total expenses	833,663
Net investment income	455,380

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,050,364
Futures contracts	1,312,287
Foreign currency	(22,498)
Net realized gain	10,340,153
Net change in unrealized appreciation (depreciation) on:
Investments	(2,939,093)
Futures contracts	160,986
Foreign currency	668
Net change in unrealized appreciation (depreciation)	(2,777,439)
Net realized and unrealized gain	7,562,714
Net increase in net assets resulting from operations	$8,018,094

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$455,380	$1,012,479
Net realized gain on investments and foreign currency	10,340,153	3,379,777
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,777,439)	(4,071,560)
Net increase in net assets resulting from operations	8,018,094	320,696

Capital share transactions:
Proceeds from sale of shares	3,496,605	3,984,353
Cost of shares redeemed	(13,108,279)	(19,263,587)
Net decrease from capital share transactions	(9,611,674)	(15,279,234)
Net decrease in net assets	(1,593,580)	(14,958,538)

Net assets:
Beginning of year	63,775,043	78,733,581
End of year	$62,181,463	$63,775,043
Undistributed net investment income at end of year	$214,734	$746,310

Capital share activity:
Shares sold	160,776	199,479
Shares redeemed	(604,361)	(973,315)
Net decrease in shares	(443,585)	(773,836)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$20.02	$19.89	$17.99	$14.31	$19.67
Income (loss) from investment operations:
Net investment income[a]	.15	.28	.26	.27	.34
Net gain (loss) on investments (realized and unrealized)	2.51	(.15)	1.64	3.41	(5.70)
Total from investment operations	2.66	.13	1.90	3.68	(5.36)
Net asset value, end of period	$22.68	$20.02	$19.89	$17.99	$14.31

Total Return[b]	13.29%	0.65%	10.56%	25.63%	(27.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,181	$63,775	$78,734	$79,432	$76,421
Ratios to average net assets:
Net investment income	0.71%	1.40%	1.40%	1.71%	1.94%
Total expenses[c]	1.31%	1.56%	1.50%	1.66%	1.52%
Portfolio turnover rate	162%	44%	52%	46%	82%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the fiscal year ended December 31, 2012, the Series O (All Cap Value Series) returned 15.50%, while the benchmark, the Russell 3000® Value Index, returned 17.55%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by stock selection in the Consumer Discretionary and Information Technology sectors, and an underweight in the Utilities sector, where the portfolio managers believe valuations are lofty. These benefits were not enough, however, to offset a slight underweight in the Energy and Information Technology sectors and poor stock selection in the Financials sector.

The holdings contributing most to portfolio performance over the period were Computer Sciences Corp. and Equifax, Inc. The top detractors were Hewlett-Packard Co. and Western Union Co.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

Mark A. Mitchell, CFA, Portfolio

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES O (All CAP Value SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	15.50%	1.08%	6.72%
Russell 3000 Value Index	17.55%	0.83%	7.54%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Computer Sciences Corp.	3.2%
TE Connectivity Ltd.	2.9%
Chevron Corp.	2.7%
Wells Fargo & Co.	2.7%
Berkshire Hathaway, Inc. — Class B	2.5%
Time Warner, Inc.	2.4%
Aon plc	2.4%
Edison International	2.2%
Equifax, Inc.	2.0%
Williams Companies, Inc.	2.0%
Top Ten Total	25.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.8%

FINANCIALS - 25.7%
Wells Fargo & Co.	102,633	$3,507,996
Berkshire Hathaway, Inc. — Class B*	35,900	3,220,229
Aon plc	55,990	3,113,044
JPMorgan Chase & Co.	56,000	2,462,320
American International Group, Inc.*	67,292	2,375,408
Allstate Corp.	48,480	1,947,442
State Street Corp.	39,600	1,861,596
U.S. Bancorp	55,557	1,774,491
BB&T Corp.	59,200	1,723,313
Hanover Insurance Group, Inc.	44,320	1,716,957
WR Berkley Corp.	41,850	1,579,419
Reinsurance Group of America,
Inc. — Class A	22,365	1,196,975
American Financial Group, Inc.	23,270	919,630
Alleghany Corp.*	2,513	842,910
Employers Holdings, Inc.	33,000	679,140
Home Loan Servicing Solutions Ltd.	30,642	579,134
RenaissanceRe Holdings Ltd.	6,450	524,127
Ocwen Financial Corp.*	14,737	509,753
Citigroup, Inc.	12,230	483,819
Endurance Specialty Holdings Ltd.	12,130	481,440
Huntington Bancshares, Inc.	61,170	390,876
Zions Bancorporation	11,800	252,520
First Midwest Bancorp, Inc.	18,845	235,939
First Niagara Financial Group, Inc.	29,660	235,204
Wintrust Financial Corp.	6,260	229,742
City National Corp.	4,550	225,316
SVB Financial Group*	3,860	216,044
Citizens Republic Bancorp, Inc.*	11,135	211,231
Total Financials		33,496,015
ENERGY - 15.2%
Chevron Corp.	33,030	3,571,864
Williams Companies, Inc.	78,840	2,581,222
McDermott International, Inc.*	214,898	2,368,176
Apache Corp.	22,410	1,759,185
ConocoPhillips	29,400	1,704,906
Halliburton Co.	46,300	1,606,147
Exxon Mobil Corp.	11,020	953,781
Whiting Petroleum Corp.*	20,210	876,508
Phillips 66	14,700	780,570
Gulfport Energy Corp.*	19,540	746,819
Chesapeake Energy Corp.	42,000	698,040
SandRidge Energy, Inc.*	87,511	555,695
WPX Energy, Inc.*	29,966	445,894
Resolute Energy Corp.*	46,000	373,980
Goodrich Petroleum Corp.*	32,356	301,558
Oasis Petroleum, Inc.*	8,280	263,304
Superior Energy Services, Inc.*	12,420	257,342
USEC, Inc.*	3,680	1,950
Total Energy		19,846,941
INDUSTRIALS - 14.3%
Equifax, Inc.	48,600	2,630,232
Republic Services, Inc. — Class A	77,100	2,261,343
Quanta Services, Inc.*	82,120	2,241,055
URS Corp.	55,200	2,167,152
United Technologies Corp.	25,800	2,115,858
Parker Hannifin Corp.	18,590	1,581,265
Covanta Holding Corp.	67,000	1,234,140
Aegion Corp. — Class A*	42,010	932,202
Saia, Inc.*	39,000	901,680
Orbital Sciences Corp.*	48,821	672,265
Navigant Consulting, Inc.*	58,500	652,860
Atlas Air Worldwide Holdings, Inc.*	7,928	351,290
ICF International, Inc.*	11,100	260,184
DryShips, Inc.*	147,030	232,307
General Cable Corp.*	7,100	215,911
United Stationers, Inc.	4,990	154,640
Total Industrials		18,604,384
INFORMATION TECHNOLOGY - 13.1%
Computer Sciences Corp.	103,150	4,131,157
TE Connectivity Ltd.	103,200	3,830,785
Cisco Systems, Inc.	106,700	2,096,655
IXYS Corp.	176,300	1,611,382
Hewlett-Packard Co.	76,352	1,088,016
Cree, Inc.*	29,430	1,000,031
NetApp, Inc.*	21,880	734,074
Symmetricom, Inc.*	110,721	638,860
Maxwell Technologies, Inc.*	68,700	569,523
RF Micro Devices, Inc.*	119,150	533,792
Euronet Worldwide, Inc.*	17,651	416,564
Power-One, Inc.*	62,655	257,512
Mercury Systems, Inc.*	19,910	183,172
Total Information Technology		17,091,523
CONSUMER DISCRETIONARY - 8.0%
Time Warner, Inc.	66,046	3,158,981
Lowe’s Companies, Inc.	50,300	1,786,656
Brown Shoe Company, Inc.	52,392	962,441
Chico’s FAS, Inc.	42,690	788,057
DeVry, Inc.	28,700	681,051
Cabela’s, Inc.*	14,360	599,530
Jack in the Box, Inc.*	20,000	572,000
Maidenform Brands, Inc.*	24,850	484,327
Scholastic Corp.	14,500	428,620
Jones Group, Inc.	31,924	353,079
Guess?, Inc.	12,950	317,793
Gentex Corp.	14,970	281,735
Total Consumer Discretionary		10,414,270

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

HEALTH CARE - 7.9%
Aetna, Inc.	43,660	$2,021,458
Covidien plc	32,280	1,863,847
MEDNAX, Inc.*	17,500	1,391,600
UnitedHealth Group, Inc.	21,000	1,139,040
Teva Pharmaceutical Industries Ltd. ADR	24,920	930,513
Forest Laboratories, Inc.*	24,550	867,106
Community Health Systems, Inc.	19,030	584,982
Hologic, Inc.*	24,443	489,593
Universal Health Services, Inc. — Class B	9,340	451,589
Kindred Healthcare, Inc.*	29,594	320,207
Alere, Inc.*	12,771	236,264
Total Health Care		10,296,199
CONSUMER STAPLES - 6.8%
CVS Caremark Corp.	51,720	2,500,662
Wal-Mart Stores, Inc.	29,900	2,040,077
Mondelez International, Inc. — Class A	53,700	1,367,739
Ralcorp Holdings, Inc.*	12,012	1,076,876
Kraft Foods Group, Inc.	17,900	813,913
Hormel Foods Corp.	18,480	576,761
Darling International, Inc.*	27,525	441,501
Total Consumer Staples		8,817,529
MATERIALS - 3.8%
Dow Chemical Co.	79,610	2,572,995
Owens-Illinois, Inc.*	47,630	1,013,090
Sonoco Products Co.	29,900	888,927
Globe Specialty Metals, Inc.	18,460	253,825
Zoltek Companies, Inc.*	30,900	239,475
Total Materials		4,968,312
UTILITIES - 3.5%
Edison International	64,800	2,928,311
Black Hills Corp.	22,000	799,480
Great Plains Energy, Inc.	23,922	485,856
MDU Resources Group, Inc.	13,819	293,516
Total Utilities		4,507,163
TELECOMMUNICATION SERVICES - 0.5%
Windstream Corp.	80,380	665,546
Total Common Stocks
(Cost $114,058,609)		128,707,882
Total Investments - 98.8%
(Cost $114,058,609)		$128,707,882
Other Assets & Liabilities, net - 1.2%		1,526,225
Total Net Assets - 100.0%		$130,234,107

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

ADR — American Depositary Receipt

plc — Public Limited Company

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $114,058,609)	$128,707,882
Cash	1,686,256
Prepaid expenses	3,111
Receivables:
Dividends	146,265
Fund shares sold	16,795
Total assets	130,560,309
Liabilities:
Payable for:
Securities purchased	116,427
Fund shares redeemed	95,584
Management fees	77,483
Fund accounting/administration fees	10,515
Transfer agent/maintenance fees	5,963
Directors’ fees*	192
Miscellaneous	20,038
Total liabilities	326,202
Net assets	$130,234,107
Net assets consist of:
Paid in capital	$134,088,038
Undistributed net investment income	1,256,228
Accumulated net realized loss on investments	(19,759,432)
Net unrealized appreciation on investments	14,649,273
Net assets	$130,234,107
Capital shares outstanding	5,280,922
Net asset value per share	$24.66

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$2,482,931
Interest	471
Total investment income	2,483,402

Expenses:
Management fees	962,776
Transfer agent/maintenance fees	26,955
Fund accounting/administration fees	130,661
Directors’ fees*	15,034
Custodian fees	2,698
Miscellaneous	89,050
Total expenses	1,227,174
Net investment income	1,256,228

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,023,420
Options written	153,699
Net realized gain	5,177,119
Net change in unrealized appreciation (depreciation) on:
Investments	13,635,330
Options written	(161,964)
Net change in unrealized appreciation (depreciation)	13,473,366
Net realized and unrealized gain	18,650,485
Net increase in net assets resulting from operations	$19,906,713

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,256,228	$1,075,134
Net realized gain on investments	5,177,119	4,191,143
Net change in unrealized appreciation (depreciation) on investments	13,473,366	(12,570,533)
Net increase (decrease) in net assets resulting from operations	19,906,713	(7,304,256)

Capital share transactions:
Proceeds from sale of shares	4,708,037	15,737,462
Cost of shares redeemed	(32,174,771)	(36,360,715)
Net decrease from capital share transactions	(27,466,734)	(20,623,253)
Net decrease in net assets	(7,560,021)	(27,927,509)

Net assets:
Beginning of year	137,794,128	165,721,637
End of year	$130,234,107	$137,794,128
Undistributed net investment income at end of year	$1,256,228	$1,075,134

Capital share activity:
Shares sold	203,910	687,537
Shares redeemed	(1,377,712)	(1,656,071)
Net decrease in shares	(1,173,802)	(968,534)

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008[d]
Per Share Data
Net asset value, beginning of period	$21.35	$22.32	$19.14	$14.39	$23.37
Income (loss) from investment operations:
Net investment income[a]	.21	.15	.14	.16	.34
Net gain (loss) on investments (realized and unrealized)	3.10	(1.12)	3.04	4.59	(9.32)
Total from investment operations	3.31	(.97)	3.18	4.75	(8.98)
Net asset value, end of period	$24.66	$21.35	$22.32	$19.14	$14.39

Total Return[b]	15.50%	(4.35%)	16.61%	33.01%	(38.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,234	$137,794	$165,722	$161,918	$156,634
Ratios to average net assets:
Net investment income	0.91%	0.69%	0.68%	1.00%	1.72%
Total expenses	0.89%	0.86%	0.86%	0.87%	1.09%
Net expenses[c]	0.89%	0.86%	0.86%	0.85%	1.07%
Portfolio turnover rate	14%	19%	11%	19%	124%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Security Investors, LLC became the advisor of Series O effective August 15, 2008. Prior to August 15, 2008, T. Rowe Price sub-advised the Series.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders

Guggenheim Investments Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chief Investment Officer and a Managing Partner at Guggenheim Partners Investment Management, LLC (“GPIM”); Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager at GPIM; and Kevin H. Gundersen, Managing Director and Portfolio Manager at GPIM. The Fund's portfolio managers changed In August 2012. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2012.

For the one-year period ending December 31, 2012, the Series P (High Yield Series) returned 14.87%, compared with the 15.81% return of its benchmark, the Barclays U.S. High Yield® Index.

Effective August 2012, the Fund experienced a change in individuals managing the portfolio, although Guggenheim Investments continues to serve as the Fund’s investment manager. The change in the portfolio management team does not affect the investment objective of the Fund, which is to seek high current income, with capital appreciation as a secondary objective. The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization. Its investment approach combines a top-down macroeconomic view with a bottom-up process to identify high yield securities, emphasizing rigorous credit analysis and relative value in selecting securities.

Nominally low yields throughout the fixed income universe drove capital into the leveraged credit sector for the year, with issuers responding with record level supply. 2012 high yield bond issuance totaled $346 billion, the most ever, while the loan market had its highest level of issuance since 2007.

Since the new portfolio management team assumed responsibility for the portfolio in August 2012, it has been applying its philosophy of conducting high-level credit work on individual securities to ensure that the portfolio is built according to the team’s fundamental bottom-up standards. Among the changes being made by the team are adding bank loans to the portfolio; selectively going down the credit spectrum to add single B and high-quality CCC credits; and underweighting credits rated BB.

The management team believes that B-rated bank loans offer comparable risk profiles to BB-rated high yield credits, in addition to competitive or better yields, seniority in the capital structure and low sensitivity to interest rates. The team also believes single B and CCC credits offer better relative value than credits in the BB range, although no credit is added to the portfolio without undergoing Guggenheim Investments’ rigorous analysis. In addition, most securities rated BB are currently trading at a premium; with their strong correlation to U.S. Treasuries, the team sees greater value in other areas of the leveraged credit market. We expect relative performance of BB-rated bonds to suffer as the improving economy puts upward pressure on interest rates.

Historically, the team’s approach to the high yield sector has been to build tightly risk managed portfolios that are competitive in up markets, yet outperform in down markets due to the quality and strength of securities in the Fund. The changes the team has introduced should alter the characteristics of the portfolio, namely reducing the portfolio’s duration and lowering the portfolio’s overall risk. The team also aims for a yield advantage to the benchmark.

At the end of 2012, there was a noticeably cautious tenor surrounding the leveraged credit market. Since 2008, the high yield bond market and leveraged loan market have recorded annualized average returns of 22% and 14%, respectively, but record high prices, historically low yields and gradually deteriorating fundamentals have tempered forward expectations with forecasts calling for single digit returns.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES P (High Yield SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series P (High Yield Series)	14.87%	9.90%	9.88%
Barclays U.S. High Yield Index	15.81%	10.34%	10.62%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Rating**
Fixed Income Instruments
B	45.1%
BB	24.3%
CCC	21.7%
BBB	3.8%
Not Rated	1.7%
A	1.0%
Other Instruments
Common Stocks	0.9%
Preferred Stocks	0.5%
Total Investments	99.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “Not Rated” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES P (HIGH YIELD SERIES)

	Shares	Value

COMMON STOCKS† - 0.9%

ENERGY - 0.5%
Stallion Oilfield Holdings Ltd.*,†††,1,2	19,265	$597,214
CONSUMER DISCRETIONARY - 0.2%
Sonic Automotive, Inc. — Class A	15,103	315,502
Aimia, Inc.	5	75
MEDIQ, Inc.*,†††,1	92	1
Total Consumer Discretionary		315,578
FINANCIALS - 0.2%
CIT Group, Inc.*	7,613	294,166
Leucadia National Corp.	247	5,876
Adelphia Recovery Trust*,†††,1	5,270	53
Total Financials		300,095
INDUSTRIALS - 0.0%
Delta Air Lines, Inc.*	1	12
Chorus Aviation, Inc.	3	12
Total Industrials		24
Total Common Stocks
(Cost $837,375)		1,212,911

PREFERRED STOCKS - 0.5%
Citigroup Capital XIII
7.88% due 10/30/40†	25,000	697,500
U.S. Shipping Corp.*,†††,1	24,529	6,132
Total Preferred Stocks
(Cost $1,250,000)		703,632

WARRANTS†††- 0.0%
Reader’s Digest Association, Inc.
02/19/14*,1	478	5
Total Warrants
(Cost $–)		5

	Face
	Amount
CORPORATE BONDS†† - 83.6%
Consumer Discretionary - 22.7%
Caesars Entertainment Operating
Company, Inc.
9.00% due 02/15/20[2,3]	$2,750,000	2,750,000
Rural/Metro Corp.
10.13% due 07/15/19[2,3]	2,250,000	2,163,750
Snoqualmie Entertainment Authority
9.13% due 02/01/15[2,3]	2,125,000	2,135,625
Sabre, Inc.
8.50% due 05/15/19[2,3]	1,850,000	1,970,250
WMG Acquisition Corp.
11.50% due 10/01/18	1,250,000	1,443,750
6.00% due 01/15/21[2,3]	350,000	369,250
Royal Caribbean Cruises Ltd.
5.25% due 11/15/22	1,500,000	1,586,250
Wolverine World Wide, Inc.
6.13% due 10/15/20[2,3]	1,500,000	1,575,000
Laureate Education, Inc.
9.25% due 09/01/19[2,3]	1,500,000	1,567,499
Continental Airlines 2012-2 Class B
Pass Through Trust
5.50% due 10/29/20	1,500,000	1,563,750
Dufry Finance SCA 5.50%
due 10/15/20[2,3]	1,500,000	1,552,499
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[2,3]	1,500,000	1,522,500
Logo Merger Sub Corp.
8.38% due 10/15/20[2,3]	1,500,000	1,507,499
Yonkers Racing Corp.
11.38% due 07/15/16[2,3]	1,300,000	1,404,000
Catalent Pharma Solutions, Inc.
7.88% due 10/15/18[2,3]	1,250,000	1,259,375
Travelport LLC
9.88% due 09/01/14	1,325,000	1,167,656
Burlington Coat Factory
Warehouse Corp.
10.00% due 02/15/19	950,000	1,026,000
MDC Partners, Inc.
11.00% due 11/01/16[2,3]	900,000	988,875
GRD Holdings III Corp.
10.75% due 06/01/19[2,3]	875,000	877,188
INTCOMEX, Inc.
13.25% due 12/15/14	775,000	802,125
Stanadyne Corp.
10.00% due 08/15/14	750,000	695,625
ServiceMaster Co.
7.00% due 08/15/20[2,3]	375,000	375,938
8.00% due 02/15/20	175,000	182,438
American Standard Americas
10.75% due 01/15/16[2,3]	520,000	509,600
Suburban Propane Partners
Limited Partnership/Suburban
Energy Finance Corp.
7.50% due 10/01/18	253,000	272,608
Stanadyne Holdings, Inc.
12.00% due 02/15/15	125,000	85,000
Metaldyne Corp.
11.00% due 06/15/12†††,1,4	1,000,000	—
Total Consumer Discretionary		31,354,050
ENERGY - 19.5%
Targa Resources Partners
Limited Partnership / Targa
Resources Partners Finance Corp.
5.25% due 05/01/23[2,3]	1,500,000	1,552,500
7.88% due 10/15/18	500,000	547,500
Bill Barrett Corp.
7.00% due 10/15/22	1,250,000	1,287,500
7.63% due 10/01/19	595,000	627,725
Exterran Holdings, Inc.
7.25% due 12/01/18	1,625,000	1,722,500
Eagle Rock Energy Partners
Limited Partnership / Eagle
Rock Energy Finance Corp.
8.38% due 06/01/19[2,3]	1,625,000	1,657,500
Magnum Hunter Resources Corp.
9.75% due 05/15/20[2,3]	1,585,000	1,644,438

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES P (HIGH YIELD SERIES)

	Face
	Amount	Value

Bristow Group, Inc.
6.25% due 10/15/22	$1,500,000	$1,605,000
Hiland Partners Limited Partnership /
Hiland Partners Finance Corp.
7.25% due 10/01/20[2,3]	1,500,000	1,605,000
Midstates Petroleum Company
Incorporated / Midstates
Petroleum Co LLC
10.75% due 10/01/20[2,3]	1,500,000	1,593,750
Penn Virginia Resource Partners
Limited Partnership / Penn Virginia
Resource Finance Corp.
8.25% due 04/15/18	1,500,000	1,590,000
BreitBurn Energy Partners Limited
Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[2,3]	1,250,000	1,296,875
8.63% due 10/15/20	250,000	272,500
Crestwood Midstream Partners
Limited Partnership / Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	1,500,000	1,556,250
Atlas Pipeline Partners Limited
Partnership / Atlas Pipeline
Finance Corp.
6.63% due 10/01/20[2,3]	1,500,000	1,552,500
EPL Oil & Gas, Inc.
8.25% due 02/15/18[2,3]	1,500,000	1,541,250
SandRidge Energy, Inc.
7.50% due 03/15/21	1,000,000	1,070,000
8.13% due 10/15/22	350,000	383,250
Tesoro Logistics Limited
Partnership / Tesoro
Logistics Finance Corp.
5.88% due 10/01/20[2,3]	1,100,000	1,141,250
Drill Rigs Holdings, Inc.
6.50% due 10/01/17[2,3]	1,115,000	1,109,425
Stallion Oilfield Holdings Ltd.
10.50% due 02/15/15	500,000	531,250
Access Midstream Partners Limited
Partnership / ACMP Finance Corp.
4.88% due 05/15/23	425,000	431,375
Legacy Reserves Limited
Partnership / Finance Corp.
8.00% due 12/01/20[2,3]	375,000	382,500
SM Energy Co.
6.50% due 11/15/21	150,000	160,500
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	150,000	154,125
SemGroup, LP
8.75% due 11/15/15†††,1,4	1,700,000	—
Total Energy		27,016,463
FINANCIALS - 10.4%
Nelnet, Inc. 3.69% due 09/29/36	4,250,000	3,357,499
Icahn Enterprises Limited
Partnership / Icahn Enterprises
Finance Corp.
8.00% due 01/15/18	2,000,000	2,147,500
Nationstar Mortgage LLC /
Nationstar Capital Corp.
7.88% due 10/01/20[2,3]	1,500,000	1,582,500
Nuveen Investments, Inc.
9.13% due 10/15/17[2,3]	1,575,000	1,547,438
Hub International Ltd.
8.13% due 10/15/18[2,3]	1,500,000	1,537,500
Lancashire Holdings Ltd.
5.70% due 10/01/22[2,3]	1,500,000	1,489,935
Rabobank Capital Funding Trust II
5.26% due 12/31/49[2,3,5]	1,400,000	1,407,020
Kennedy-Wilson, Inc.
8.75% due 04/01/19[2,3]	1,175,000	1,251,375
Total Financials		14,320,767
TELECOMMUNICATION SERVICES - 6.7%
Zayo Group LLC / Zayo Capital, Inc.
10.13% due 07/01/20	1,500,000	1,706,250
CyrusOne Limited Partnership /
CyrusOne Finance Corp.
6.38% due 11/15/22[2,3]	1,500,000	1,563,750
Univision Communications, Inc.
6.75% due 09/15/22[2,3]	1,500,000	1,548,750
Griffey Intermediate
Incorporated / Griffey
Finance Sub LLC
7.00% due 10/15/20[2,3]	1,500,000	1,533,750
Avaya, Inc.
10.13% due 11/01/15	750,000	671,250
9.75% due 11/01/15	400,000	356,000
Open Solutions, Inc.
9.75% due 02/01/15[2,3]	1,250,000	1,003,125
Unitymedia Hessen GmbH & Company KG /
Unitymedia NRW GmbH
5.50% due 01/15/23[2,3]	450,000	464,625
Clearwire Communications
LLC / Clearwire Finance, Inc.
12.00% due 12/01/15[2,3]	300,000	322,500
Baker & Taylor Acquisitions Corp.
15.00% due 04/01/17[2,3]	140,000	96,600
Sitel LLC / Sitel Finance Corp.
11.00% due 08/01/17[2,3]	20,000	20,300
Total Telecommunication Services		9,286,900
CONSUMER STAPLES - 6.0%
Spectrum Brands Escrow Corp.
6.38% due 11/15/20[2,3]	775,000	813,750
6.63% due 11/15/22[2,3]	725,000	777,563
Reynolds Group Issuer
Incorporated / Reynolds
Group Issuer LLC / Reynolds
Group Issuer Lu
8.50% due 05/15/18	750,000	768,750
5.75% due 10/15/20[2,3]	550,000	567,875
Bumble Bee Acquisition Corp.
9.00% due 12/15/17[2,3]	1,194,000	1,283,550
US Foods, Inc.
8.50% due 06/30/19[2,3]	1,025,000	1,045,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES P (HIGH YIELD SERIES)

	Face
	Amount	Value

American Achievement Corp.
10.88% due 04/15/16[2,3]	$1,050,000	$897,750
Harbinger Group, Inc.
7.88% due 07/15/19[2,3]	800,000	793,000
Bumble Bee Holdco SCA
9.63% due 03/15/18[2,3]	600,000	594,000
Pinnacle Foods Finance LLC /
Pinnacle Foods Finance Corp.
8.25% due 09/01/17	500,000	532,500
Armored Autogroup, Inc.
9.25% due 11/01/18	300,000	254,250
Total Consumer Staples		8,328,488
INFORMATION TECHNOLOGY - 5.3%
First Data Corp.
8.75% due 01/15/22[2,3]	1,625,000	1,661,562
ViaSat, Inc.
6.88% due 06/15/20[2,3]	1,500,000	1,567,500
Nuance Communications, Inc.
5.38% due 08/15/20[2,3]	1,500,000	1,567,500
Stream Global Services, Inc.
11.25% due 10/01/14	1,295,000	1,353,275
Stratus Technologies Bermuda
Limited / Stratus Technologies, Inc.
12.00% due 03/29/15	575,000	569,250
IMS Health, Inc.
6.00% due 11/01/20[2,3]	425,000	445,188
IAC
4.75% due 12/15/22[2,3]	225,000	223,875
Total Information Technology		7,388,150
INDUSTRIALS - 4.9%
CEVA Group plc
8.38% due 12/01/17[2,3]	1,250,000	1,231,250
Berry Plastics Corp.
9.50% due 05/15/18	1,000,000	1,100,000
Huntington Ingalls Industries, Inc.
7.13% due 03/15/21	750,000	815,624
FTI Consulting, Inc.
6.00% due 11/15/22[2,3]	787,500	815,063
Alion Science & Technology Corp.
10.25% due 02/01/15	1,500,000	768,750
Thermadyne Holdings Corp.
9.00% due 12/15/17	625,000	665,625
Coleman Cable, Inc.
9.00% due 02/15/18	550,000	591,250
Covanta Holding Corp.
6.38% due 10/01/22	500,000	542,985
American Railcar Industries, Inc.
7.50% due 03/01/14	132,000	132,990
Triumph Group, Inc.
8.00% due 11/15/17	100,000	108,000
Total Industrials		6,771,537
HEALTH CARE - 3.6%
Apria Healthcare Group, Inc.
11.25% due 11/01/14	1,900,000	1,964,125
Physiotherapy Associates Holdings, Inc.
11.88% due 05/01/19[2,3]	1,230,000	1,094,700
Biomet, Inc.
6.50% due 08/01/20[2,3]	1,000,000	1,062,500
Fresenius Medical Care US Finance, Inc.
5.75% due 02/15/21[2,3]	500,000	535,000
Symbion, Inc.
11.00% due 08/23/15	211,751	218,104
Valeant Pharmaceuticals International
7.00% due 10/01/20[2,3]	100,000	108,750
Total Health Care		4,983,179
UTILITIES - 2.9%
NRG Energy, Inc.
8.50% due 06/15/19	2,000,000	2,200,000
Elwood Energy LLC
8.16% due 07/05/26	1,219,100	1,269,388
Calpine Corp.
7.88% due 01/15/23[2,3]	450,000	508,500
Total utilities		3,977,888
MATERIALS - 1.6%
IAMGOLD Corp.
6.75% due 10/01/20[2,3]	1,500,000	1,462,499
Eldorado Gold Corp.
6.13% due 12/15/20[2,3]	465,000	473,138
Sawgrass Merger Sub, Inc.
8.75% due 12/15/20[2,3]	225,000	226,688
Total Materials		2,162,325
Total Corporate Bonds
(Cost $112,566,791)		115,589,747

SENIOR FLOATING RATE INTERESTS†† - 11.7%
CONSUMER DISCRETIONARY - 3.9%
Transtar Holdings Co.
9.75% due 10/09/19	1,500,000	1,514,999
GCA Services Group, Inc.
9.25% due 11/01/20	1,500,000	1,481,250
Intrawest Corp.
7.00% due 12/03/17	1,100,000	1,101,375
Endurance International Group
10.25% due 05/08/20	750,000	746,250
FleetPride Corp.
9.25% due 05/15/20	600,000	587,628
Total Consumer Discretionary		5,431,502

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

SERIES P (HIGH YIELD SERIES)

	Face
	Amount	Value

INFORMATION TECHNOLOGY - 3.2%
Go Daddy Operating Company LLC
5.50% due 12/17/18	$1,500,000	$1,502,505
SumTotal Systems, Inc.
6.25% due 10/25/19	1,500,000	1,489,695
Wall Street Systems Holdings, Inc.
9.25% due 04/24/20	750,000	747,503
Associated Partners, Inc.
6.71% due 12/21/15	700,000	682,500
Total Information Technology		4,422,203
CONSUMER STAPLES - 1.2%
AdvancePierre Foods
9.50% due 10/02/17	1,600,000	1,622,000
UTILITIES - 1.1%
Astoria Generating Company
Acquisitions LLC
8.50% due 10/26/17	1,500,000	1,503,435
FINANCIALS - 0.9%
Cunningham Lindsey U.S., Inc.
9.25% due 04/18/20	1,200,000	1,221,000
HEALTH CARE - 0.7%
One Call Medical, Inc.
7.00% due 08/22/19	748,125	748,125
8.00% due 08/22/19	1,875	1,875
PRA International
due 06/10/19[6]	250,000	251,563
Total Health Care		1,001,563
Energy - 0.5%
Panda Sherman Power LLC
9.00% due 09/14/18	650,000	658,125
Industrials - 0.2%
Panolam Industries International, Inc.
7.25% due 08/23/17	309,563	307,241
Total Senior Floating Rate Interests
(Cost $15,879,639)		16,167,069
CONVERTIBLE BONDS†† - 2.3%
INDUSTRIALS - 1.2%
DryShips, Inc.
5.00% due 12/01/14	2,166,000	1,711,140
ENERGY - 0.6%
USEC, Inc.
3.00% due 10/01/14	2,050,000	779,000
FINANCIALS - 0.5%
E*TRADE Financial Corp.
0.00% due 08/31/19	750,000	669,844
Total Convertible Bonds
(Cost $4,403,879)		3,159,984
Total Investments - 99.0%
(Cost $134,937,684)		136,833,348
Other Assets & Liabilities, net - 1.0%		1,419,500
Total Net Assets - 100.0%		$138,252,848

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except as noted — See Note 4.
††	Value determined based on Level 2 inputs, except as noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $72,731,705 (cost $70,849,705), or 52.6% of total net assets.
[4]	Security is in default of interest and/or principal obligations.
[5]	Perpetual maturity.
[6]	Security with no rate was unsettled at December 31, 2012.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $134,937,684)	$136,833,348
Cash	906,398
Prepaid expenses	19,000
Receivables:
Interest	2,440,485
Fund shares sold	34,206
Other	20,625
Total assets	140,254,062
Liabilities:
Unfunded loan commitment, at value (commitment fees received $17,500)	17,500
Payable for:
Fund shares redeemed	1,616,542
Securities purchased	245,000
Management fees	88,287
Fund accounting/administration fees	11,183
Transfer agent/maintenance fees	5,950
Directors’ fees*	66
Miscellaneous	16,686
Total liabilities	2,001,214
Net assets	$138,252,848
Net assets consist of:
Paid in capital	$123,320,633
Undistributed net investment income	10,720,118
Accumulated net realized gain on investments	2,295,808
Net unrealized appreciation on investments	1,916,289
Net assets	$138,252,848
Capital shares outstanding	4,496,472
Net asset value per share	$30.75

STATEMENT OF

OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$10,079,857
Dividends	106,359
Total investment income	10,186,216

Expenses:
Management fees	967,344
Transfer agent/maintenance fees	26,921
Fund accounting/administration fees	122,529
Directors’ fees*	13,168
Custodian fees	8,790
Miscellaneous	88,393
Total expenses	1,227,145
Net investment income	8,959,071

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,777,534
Net realized gain	4,777,534
Net change in unrealized appreciation (depreciation) on:
Investments	3,950,334
Net change in unrealized appreciation (depreciation)	3,950,334
Net realized and unrealized gain	8,727,868
Net increase in net assets resulting from operations	$17,686,939

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$8,959,071	$9,242,551
Net realized gain on investments	4,777,534	2,885,909
Net change in unrealized appreciation (depreciation) on investments	3,950,334	(11,100,467)
Net increase in net assets resulting from operations	17,686,939	1,027,993

Capital share transactions:
Proceeds from sale of shares	67,473,900	62,415,591
Cost of shares redeemed	(65,064,117)	(83,736,331)
Net increase (decrease) from capital share transactions	2,409,783	(21,320,740)
Net increase (decrease) in net assets	20,096,722	(20,292,747)

Net assets:
Beginning of year	118,156,126	138,448,873
End of year	$138,252,848	$118,156,126
Undistributed net investment income at end of year	$10,720,118	$11,992,669

Capital share activity:
Shares sold	2,354,539	2,320,705
Shares redeemed	(2,272,280)	(3,076,874)
Net increase (decrease) in shares	82,259	(756,169)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$26.77	$26.78	$23.20	$13.37	$19.18
Income (loss) from investment operations:
Net investment income[a]	2.01	2.00	2.02	1.89	1.57
Net gain (loss) on investments (realized and unrealized)	1.97	(2.01)	1.56	7.94	(7.38)
Total from investment operations	3.98	(.01)	3.58	9.83	(5.81)
Net asset value, end of period	$30.75	$26.77	$26.78	$23.20	$13.37

Total Return[b]	14.87%	(0.40%)	15.43%	73.52%	(30.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,253	$118,156	$138,449	$139,132	$83,219
Ratios to average net assets:
Net investment income	6.95%	7.34%	8.16%	10.24%	9.02%
Total expenses	0.95%	0.93%	0.94%	0.94%	0.94%
Portfolio turnover rate	95%	64%	56%	48%	33%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the fiscal year ended December 31, 2012, the Series Q (Small Cap Value Series) returned 19.51%, compared with the Russell 2000® Value Index, which returned 18.05%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was driven by mostly by stock selection decisions in the Materials, Consumer Discretionary and Financials sectors. These benefits more than offset poor stock selection and an overweight in the Energy sector, which as a group had negative performance in the portfolio. The Fund was also hurt by an underweight to the strongly performing Financials sector. The Fund remained out of the REITS sub-sector, but shifted closer to market weight in the Banking sub-sector of Financials, closing the Financials underweight as the year progressed, which benefited the portfolio as banks staged a strong rally over 2012. The Fund’s portfolio managers continue to favor the insurance sub-sector over banks in the Financials area.

The holdings contributing most to portfolio performance over the period were Ocwen Financial Corp. and Cabela’s, Inc. The top detractors were Maxwell Technologies, Inc. and MGIC Investment Corp.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE:  Seeks long-term capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	19.51%	5.88%	13.22%
Russell 2000 Value Index	18.05%	3.55%	9.50%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.6%
Covanta Holding Corp.	2.2%
Reinsurance Group of America, Inc. — Class A	2.2%
Horace Mann Educators Corp.	2.1%
Home Loan Servicing Solutions Ltd.	2.0%
Cree, Inc.	2.0%
UGI Corp.	1.9%
Global Cash Access Holdings, Inc.	1.9%
Saia, Inc.	1.7%
Brown Shoe Company, Inc.	1.7%
Top Ten Total	21.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

Schedule of Investments	December 31, 2012
Series Q (Small Cap Value Series)

	Shares	Value

COMMON STOCKS† - 98.9%

Financials - 23.0%
Hanover Insurance Group, Inc.	104,960	$4,066,149
Reinsurance Group of America,
Inc. — Class A	46,365	2,481,454
Horace Mann Educators Corp.	117,000	2,335,320
Home Loan Servicing Solutions Ltd.	117,350	2,217,915
Endurance Specialty Holdings Ltd.	42,640	1,692,382
Redwood Trust, Inc.	93,420	1,577,864
Ocwen Financial Corp.*	38,851	1,343,856
1st Source Corp.	59,470	1,313,693
Bancorp, Inc.*	113,300	1,242,901
Safeguard Scientifics, Inc.*	68,820	1,015,095
Employers Holdings, Inc.	47,910	985,988
PrivateBancorp, Inc.	63,522	973,157
Lexington Realty Trust	86,150	900,268
Solar Senior Capital Ltd.	45,479	848,638
Navigators Group, Inc.*	15,540	793,628
AMERISAFE, Inc.*	28,364	772,919
BancFirst Corp.	13,037	552,247
MGIC Investment Corp.*	176,742	470,134
Total Financials		25,583,608
Industrials - 21.3%
Covanta Holding Corp.	134,960	2,485,964
Saia, Inc.*	81,530	1,884,973
Aegion Corp. — Class A*	82,408	1,828,633
EnergySolutions, Inc.*	495,020	1,544,462
Celadon Group, Inc.	84,479	1,526,535
ICF International, Inc.*	64,220	1,505,317
General Cable Corp.*	47,696	1,450,435
Navigant Consulting, Inc.*	122,180	1,363,529
Orbital Sciences Corp.*	89,421	1,231,327
Great Lakes Dredge & Dock Corp.	136,173	1,216,024
Sterling Construction Company, Inc.*	118,408	1,176,976
Powell Industries, Inc.*	27,650	1,148,305
Energy Recovery, Inc.*	303,190	1,030,846
Dynamic Materials Corp.	73,637	1,023,554
Vitran Corporation, Inc. — Class A*	144,500	702,270
PMFG, Inc.*	71,150	646,754
GeoEye, Inc.*	20,583	632,516
Atlas Air Worldwide Holdings, Inc.*	11,151	494,101
Marten Transport Ltd.	26,669	490,443
DryShips, Inc.*	247,320	390,766
Total Industrials		23,773,730
Information Technology - 17.6%
Cree, Inc.*	65,020	2,209,379
Global Cash Access Holdings, Inc.*	262,880	2,060,979
Insight Enterprises, Inc.*	101,379	1,760,953
Maxwell Technologies, Inc.*	209,229	1,734,509
IXYS Corp.	169,800	1,551,972
Carbonite, Inc.*	161,020	1,489,435
Digi International, Inc.*	138,769	1,314,143
RF Micro Devices, Inc.*	267,320	1,197,594
Global Payments, Inc.	25,640	1,161,492
Multi-Fineline Electronix, Inc.*	49,410	998,576
Silicon Graphics International Corp.*	72,840	745,153
Spansion, Inc. — Class A*	53,430	743,211
Semtech Corp.*	22,920	663,534
Power-One, Inc.*	152,515	626,837
Mercury Systems, Inc.*	58,760	540,592
Symmetricom, Inc.*	93,094	537,152
Euronet Worldwide, Inc.*	10,508	247,989
Total Information Technology		19,583,500
Consumer Discretionary - 13.6%
Brown Shoe Company, Inc.	101,000	1,855,370
Chico’s FAS, Inc.	97,640	1,802,434
International Speedway Corp. — Class A	62,060	1,714,097
Maidenform Brands, Inc.*	86,340	1,682,766
Cabela’s, Inc.*	31,980	1,335,165
Coldwater Creek, Inc.*	254,389	1,223,611
iRobot Corp.*	60,505	1,133,864
DeVry, Inc.	46,840	1,111,513
Scholastic Corp.	33,764	998,064
Jones Group, Inc.	81,877	905,560
Guess?, Inc.	32,040	786,262
Gentex Corp.	30,850	580,597
Total Consumer Discretionary		15,129,303
Energy - 8.2%
Gulfport Energy Corp.*	47,755	1,825,196
Abraxas Petroleum Corp.*	798,690	1,749,131
Clayton Williams Energy, Inc.*	31,278	1,251,120
PDC Energy, Inc.*	33,382	1,108,616
Resolute Energy Corp.*	124,060	1,008,608
Goodrich Petroleum Corp.*	103,896	968,311
Sanchez Energy Corp.*	35,149	632,682
Oasis Petroleum, Inc.*	17,540	557,772
USEC, Inc.*	10,613	5,625
Total Energy		9,107,061
Utilities - 6.1%
UGI Corp.	65,490	2,142,177
Black Hills Corp.	49,590	1,802,100
Great Plains Energy, Inc.	62,750	1,274,453
South Jersey Industries, Inc.	19,650	988,985
MDU Resources Group, Inc.	25,365	538,753
Total Utilities		6,746,468
Health Care - 3.7%
Invacare Corp.	80,300	1,308,890
Greatbatch, Inc.*	48,521	1,127,628
Kindred Healthcare, Inc.*	65,010	703,408
Alere, Inc.*	27,045	500,333
Horizon Pharma, Inc.*	196,300	457,379
Total Health Care		4,097,638
Materials - 3.0%
Landec Corp.*	161,844	1,535,899
Zoltek Companies, Inc.*	155,200	1,202,800
Globe Specialty Metals, Inc.	43,890	603,488
Total Materials		3,342,187

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

Schedule of Investments (concluded)	December 31, 2012
Series Q (Small Cap Value Series)

	Shares	Value

CONSUMER STAPLES - 2.4%
Central Garden and Pet Co. — Class A*	145,502	$1,520,496
Darling International, Inc.*	61,486	986,235
Central Garden and Pet Co.*	19,047	190,851
Total Consumer Staples		2,697,582
Total Common Stocks
(Cost $97,797,444)		110,061,077
CONVERTIBLE PREFERRED STOCKS†† - 0.0%
Thermoenergy Corp.*,1	116,667	30,319
Total Convertible Preferred Stocks
(Cost $111,410)		30,319
WARRANTS†† - 0.0%
Horizon Pharma, Inc.
$4.58, 09/20/17*	98,150	14,723
Total Warrants
(Cost $—)		14,723

	Face
	Amount	Value

CONVERTIBLE BONDS†† - 0.4%
Industrials - 0.4%
DryShips, Inc.
5.00% due 12/01/14	$600,000	$474,000
Total Convertible Bonds
(Cost $496,157)		474,000
Total Investments - 99.3%
(Cost $98,405,011)		$110,580,119
Other Assets & Liabilities, net - 0.7%		821,521
Total Net Assets - 100.0%		$111,401,640

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Series Q (Small Cap Value Series)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $98,405,011)	$110,580,119
Cash	1,295,536
Prepaid expenses	2,411
Receivables:
Securities sold	89,339
Dividends	52,976
Fund shares sold	45,014
Interest	2,555
Total assets	112,067,950
Liabilities:
Payable for:
Securities purchased	395,912
Fund shares redeemed	154,682
Management fees	88,688
Fund accounting/administration fees	8,868
Transfer agent/maintenance fees	5,845
Directors’ fees*	33
Miscellaneous	12,282
Total liabilities	666,310
Net assets	$111,401,640
Net assets consist of:
Paid in capital	$86,067,545
Undistributed net investment income	4,846
Accumulated net realized gain on investments	13,154,141
Net unrealized appreciation on investments	12,175,108
Net assets	$111,401,640
Capital shares outstanding	2,904,831
Net asset value per share	$38.35

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding tax of $4,473)	$1,244,718
Interest	58,760
Total investment income	1,303,478

Expenses:
Management fees	1,074,594
Transfer agent/maintenance fees	26,859
Fund accounting/administration fees	107,458
Directors’ fees*	12,003
Custodian fees	7,587
Miscellaneous	75,193
Total expenses	1,303,694
Net investment loss	(216)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,877,332
Options written	255,560
Net realized gain	13,132,892
Net change in unrealized appreciation (depreciation) on:
Investments	6,602,966
Options written	(21,606)
Net change in unrealized appreciation (depreciation)	6,581,360
Net realized and unrealized gain	19,714,252
Net increase in net assets resulting from operations	$19,714,036

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

Series Q (Small Cap Value Series)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(216)	$(351,101)
Net realized gain on investments	13,132,892	22,043,374
Net change in unrealized appreciation (depreciation) on investments	6,581,360	(28,172,801)
Net increase (decrease) in net assets resulting from operations	19,714,036	(6,480,528)

Capital share transactions:
Proceeds from sale of shares	24,611,705	29,722,322
Cost of shares redeemed	(40,510,807)	(42,482,171)
Net decrease from capital share transactions	(15,899,102)	(12,759,849)
Net increase (decrease) in net assets	3,814,934	(19,240,377)

Net assets:
Beginning of year	107,586,706	126,827,083
End of year	$111,401,640	$107,586,706
Undistributed net investment income at end of year	$4,846	$—

Capital share activity:
Shares sold	684,270	862,428
Shares redeemed	(1,132,592)	(1,278,876)
Net decrease in shares	(448,322)	(416,448)

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Series Q (Small Cap Value Series)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[e]	2008
Per Share Data
Net asset value, beginning of period	$32.09	$33.64	$27.60	$17.70	$28.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(—)[b]	(.10)	(.06)	(.01)	.06
Net gain (loss) on investments (realized and unrealized)	6.26	(1.45)	6.10	9.91	(11.18)
Total from investment operations	6.26	(1.55)	6.04	9.90	(11.12)
Net asset value, end of period	$38.35	$32.09	$33.64	$27.60	$17.70

Total Return[c]	19.51%	(4.61%)	21.88%	55.93%	(38.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,402	$107,587	$126,827	$125,460	$85,944
Ratios to average net assets:
Net investment income (loss)	(0.00%)[d]	(0.29%)	(0.22%)	(0.02%)	0.24%
Total expenses	1.15%	1.12%	1.12%	1.14%	1.19%
Portfolio turnover rate	44%	51%	38%	126%	25%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment loss is less than $0.01 per share.
[c]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[d]	Net investment loss ratio is less than 0.01%.

[e]	Security Investors, LLC became the advisor of Series Q effective February 9, 2009. Prior to February 9, 2009, Wells Capital Management, Inc. sub-advised the Series.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the 12-month period ended December 31, 2012, the Series V (Mid Cap Value Series) returned 17.12%, compared with the Russell 2500® Value Index, which returned 19.21%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

Stock selection was broadly neutral to performance, with strong selection in Consumer Discretionary offsetting poor selection in Industrials. The Fund’s underperformance relative to the benchmark was more directly impacted by allocation decisions—primarily being overweight in the underperforming Energy sector and underweight in the strongly performing Financials sector. The Fund remained out of the REITS sub-sector, but shifted closer to market weight in the Banking sub-sector of Financials, closing the Financials underweight as the year progressed, which benefited the portfolio as banks staged a strong rally over 2012. The Fund’s portfolio managers continue to favor the insurance sub-sector over banks in the Financials area. Also affecting performance was that the benchmark was tough to beat, being one of the top-returning equity indices for the year.

The holdings contributing most to portfolio performance over the period were Ocwen Financial Corp. and Computer Sciences Corp. The top detractors were Maxwell Technologies, Inc. and MGIC Investment Corp.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

James Schier, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12[1]
	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	17.12%	5.61%	13.32%
Russell 2500 Value Index	19.21%	4.54%	10.20%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.9%
Computer Sciences Corp.	3.2%
WR Berkley Corp.	2.6%
Covanta Holding Corp.	2.5%
Reinsurance Group of America, Inc. — Class A	2.3%
Quanta Services, Inc.	2.3%
Owens-Illinois, Inc.	2.2%
Ralcorp Holdings, Inc.	2.1%
American Financial Group, Inc.	2.1%
Cree, Inc.	2.0%
Top Ten Total	25.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 99.1%

FINANCIALS - 26.1%
Hanover Insurance Group, Inc.	249,360	$9,660,206
WR Berkley Corp.	169,380	6,392,401
Reinsurance Group of America,
Inc. — Class A	106,227	5,685,269
American Financial Group, Inc.	130,380	5,152,618
Alleghany Corp.*	13,617	4,567,414
Northern Trust Corp.	78,400	3,932,544
Ocwen Financial Corp.*	88,671	3,067,129
RenaissanceRe Holdings Ltd.	37,400	3,039,124
Endurance Specialty Holdings Ltd.	72,896	2,893,242
Lexington Realty Trust	254,053	2,654,854
Huntington Bancshares, Inc.	376,830	2,407,944
Employers Holdings, Inc.	98,600	2,029,188
Home Loan Servicing Solutions Ltd.	98,753	1,866,432
Zions Bancorporation	64,180	1,373,452
First Midwest Bancorp, Inc.	102,473	1,282,962
Wintrust Financial Corp.	34,030	1,248,901
City National Corp.	24,780	1,227,106
SVB Financial Group*	21,020	1,176,489
Investors Real Estate Trust	133,340	1,164,058
Citizens Republic Bancorp, Inc.*	60,595	1,149,487
First Niagara Financial Group, Inc.	144,430	1,145,330
MGIC Investment Corp.*	412,163	1,096,354
Redwood Trust, Inc.	61,138	1,032,621
Bimini Capital Management,
Inc. — Class A*	132,897	16,612
Total Financials		65,261,737
INDUSTRIALS - 18.4%
Covanta Holding Corp.	339,720	6,257,642
Quanta Services, Inc.*	207,260	5,656,125
URS Corp.	123,270	4,839,580
Aegion Corp. — Class A*	200,700	4,453,533
Navigant Consulting, Inc.*	347,040	3,872,966
General Cable Corp.*	108,366	3,295,410
Equifax, Inc.	58,760	3,180,091
Orbital Sciences Corp.*	209,464	2,884,320
Saia, Inc.*	110,200	2,547,824
ICF International, Inc.*	88,000	2,062,720
Babcock & Wilcox Co.	70,442	1,845,580
GeoEye, Inc.*	47,158	1,449,165
Atlas Air Worldwide Holdings, Inc.*	28,109	1,245,510
United Stationers, Inc.	37,810	1,171,732
DryShips, Inc.*	578,750	914,425
Thermoenergy Corp.*	905,961	80,631
Total Industrials		45,757,254
INFORMATION TECHNOLOGY - 12.4%
Computer Sciences Corp.	201,640	8,075,681
Cree, Inc.*	150,620	5,118,067
IXYS Corp.	488,690	4,466,626
Maxwell Technologies, Inc.*	387,650	3,213,619
Global Payments, Inc.	58,780	2,662,734
RF Micro Devices, Inc.*	580,670	2,601,402
Power-One, Inc.*	355,641	1,461,685
Semtech Corp.*	49,360	1,428,972
Symmetricom, Inc.*	214,141	1,235,594
Euronet Worldwide, Inc.*	24,083	568,359
Total Information Technology		30,832,739
CONSUMER DISCRETIONARY - 10.8%
Brown Shoe Company, Inc.	255,611	4,695,574
Chico’s FAS, Inc.	253,770	4,684,594
Cabela’s, Inc.*	78,830	3,291,153
Maidenform Brands, Inc.*	142,060	2,768,749
Jack in the Box, Inc.*	86,000	2,459,600
Scholastic Corp.	78,384	2,317,031
Jones Group, Inc.	189,844	2,099,675
Guess?, Inc.	74,560	1,829,702
DeVry, Inc.	63,027	1,495,631
Gentex Corp.	71,730	1,349,959
HydroGen Corp.*,3	672,346	8,337
Total Consumer Discretionary		27,000,005
ENERGY - 8.7%
Gulfport Energy Corp.*	109,677	4,191,855
SandRidge Energy, Inc.*	609,574	3,870,795
Whiting Petroleum Corp.*	74,720	3,240,606
McDermott International, Inc.*	233,141	2,569,214
Resolute Energy Corp.*	254,600	2,069,898
Goodrich Petroleum Corp.*	219,877	2,049,254
Oasis Petroleum, Inc.*	40,210	1,278,678
Sanchez Energy Corp.*	69,513	1,251,234
Superior Energy Services, Inc.*	59,700	1,236,984
USEC, Inc.*	23,395	12,399
Total Energy		21,770,917
HEALTH CARE - 6.7%
Community Health Systems, Inc.	103,730	3,188,660
Hologic, Inc.*	146,044	2,925,261
Forest Laboratories, Inc.*	76,380	2,697,742
MEDNAX, Inc.*	33,475	2,661,932
Universal Health Services, Inc. — Class B	51,140	2,472,619
Kindred Healthcare, Inc.*	160,530	1,736,935
Alere, Inc.*	61,986	1,146,741
Total Health Care		16,829,890

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

MATERIALS - 5.8%
Owens-Illinois, Inc.*	256,010	$5,445,332
Sonoco Products Co.	143,300	4,260,309
Landec Corp.*	187,400	1,778,426
Zoltek Companies, Inc.*	214,990	1,666,173
Globe Specialty Metals, Inc.	99,240	1,364,550
Total Materials		14,514,790
UTILITIES - 5.4%
Black Hills Corp.	106,800	3,881,112
Great Plains Energy, Inc.	188,305	3,824,476
UGI Corp.	77,999	2,551,347
Pepco Holdings, Inc.	94,127	1,845,830
MDU Resources Group, Inc.	63,731	1,353,646
Total Utilities		13,456,411
CONSUMER STAPLES - 4.8%
Ralcorp Holdings, Inc.*	57,689	5,171,819
Hormel Foods Corp.	86,300	2,693,423
Darling International, Inc.*	142,147	2,280,038
JM Smucker Co.	20,830	1,796,379
Total Consumer Staples		11,941,659
Total Common Stocks
(Cost $218,339,116)		247,365,402
CONVERTIBLE PREFERRED STOCKS†† - 0.0%
Thermoenergy Corp.*,1	308,333	80,130
Total Convertible Preferred Stocks
(Cost $294,438)		80,130

	Face
	Amount	Value

CONVERTIBLE BONDS†† - 0.9%
INDUSTRIALS - 0.4%
DryShips, Inc.
5.00% due 12/01/14	$1,450,000	$1,145,500
ENERGY - 0.5%
USEC, Inc.
3.00% due 10/01/14	3,000,000	1,140,000
Total Convertible Bonds
(Cost $4,210,572)		2,285,500
REPURCHASE AGREEMENT††,2 - 2.4%
UMB Financial Corp.
issued 12/31/12 at 0.07%
due 01/02/13	5,953,000	5,953,000
Total Repurchase Agreement
(Cost $5,953,000)		5,953,000
Total Investments - 102.4%
(Cost $228,797,126)		$255,684,032
Other Assets & Liabilities, net - (2.4)%		(5,877,962)
Total Net Assets - 100.0%		$249,806,070

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[2]	Repurchase Agreement — See Note 5.
[3]	Affiliated issuer— See Note 10.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments in unaffiliated issuers, at value
(cost $220,272,551)	$249,722,695
Investments in affiliated issuers, at value
(cost $2,571,575)	8,337
Repurchase agreements, at value
(cost $5,953,000)	5,953,000
Total investments
(cost $228,797,126)	255,684,032
Cash	23,407
Prepaid expenses	5,365
Receivables:
Securities sold	841,719
Dividends	181,817
Fund shares sold	30,700
Interest	28,933
Total assets	256,795,973
Liabilities:
Payable for:
Fund shares redeemed	5,901,164
Securities purchased	670,259
Management fees	161,110
Fund accounting/administration fees	20,407
Transfer agent/maintenance fees	6,004
Directors’ fees*	359
Miscellaneous	230,600
Total liabilities	6,989,903
Net assets	$249,806,070
Net assets consist of:
Paid in capital	$204,475,374
Undistributed net investment income	1,085,462
Accumulated net realized gain on investments	17,358,328
Net unrealized appreciation on investments	26,886,906
Net assets	$249,806,070
Capital shares outstanding	3,990,502
Net asset value per share	$62.60

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$3,193,687
Interest	268,520
Total investment income	3,462,207

Expenses:
Management fees	1,914,886
Transfer agent/maintenance fees	27,072
Fund accounting/administration fees	242,550
Directors’ fees*	28,219
Custodian fees	12,068
Miscellaneous	151,950
Total expenses	2,376,745
Net investment income	1,085,462

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	16,708,716
Options written	685,961
Net realized gain	17,394,677
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	22,222,598
Investments in affiliated issuers	1,546
Options written	(336,297)
Net change in unrealized appreciation (depreciation)	21,887,847
Net realized and unrealized gain	39,282,524
Net increase in net assets resulting from operations	$40,367,986

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,085,462	$748,307
Net realized gain on investments	17,394,677	22,872,796
Net change in unrealized appreciation (depreciation) on investments	21,887,847	(44,373,384)
Net increase (decrease) in net assets resulting from operations	40,367,986	(20,752,281)

Capital share transactions:
Proceeds from sale of shares	18,437,679	20,299,766
Cost of shares redeemed	(59,619,776)	(65,345,769)
Net decrease from capital share transactions	(41,182,097)	(45,046,003)
Net decrease in net assets	(814,111)	(65,798,284)

Net assets:
Beginning of year	250,620,181	316,418,465
End of year	$249,806,070	$250,620,181
Undistributed net investment income at end of year	$1,085,462	$748,307

Capital share activity:
Shares sold	310,203	353,775
Shares redeemed	(1,008,533)	(1,141,272)
Net decrease in shares	(698,330)	(787,497)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$53.45	$57.78	$49.05	$34.08	$47.64
Income (loss) from investment operations:
Net investment income[a]	.25	.15	.39	.38	.49
Net gain (loss) on investments (realized and unrealized)	8.90	(4.48)	8.34	14.59	(14.05)
Total from investment operations	9.15	(4.33)	8.73	14.97	(13.56)
Net asset value, end of period	$62.60	$53.45	$57.78	$49.05	$34.08

Total Return[b]	17.12%	(7.49%)	17.80%	43.93%	(28.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$249,806	$250,620	$316,418	$304,730	$244,884
Ratios to average net assets:
Net investment income	0.43%	0.26%	0.75%	0.97%	1.15%
Total expenses	0.93%	0.90%	0.90%	0.91%	0.91%
Portfolio turnover rate	24%	28%	25%	29%	56%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the 12-month period ended December 31, 2012, the Series X (Small Cap Growth Series) returned 11.56%, compared with the benchmark, the Russell 2000® Growth Index, which returned 14.59%.

The Fund seeks to deliver long-term growth of capital by investing in securities of small-sized companies that have solid potential for long-term growth. The Fund selects companies that appear to have sustainable revenue and earnings growth, a competitive advantage, superior financial characteristics and strong management.

The Fund uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.

The portfolio’s performance was helped by stock selection in Consumer Discretionary and Materials. Poor stock selection was a factor in Health Care and Energy, which were the largest detractors from return.

The holdings contributing most to portfolio performance over the period were Jarden Corp. and Solutia, Inc. Leading detractors from performance were Superior Energy Services, Inc. and LogMeIn, Inc.

Our fixed income indicators, including the slope of the yield curve and corporate bond spreads, continue to point to a modest economic environment but a decent risk environment. Strong corporate debt issuance, coupled with historically tight bond spreads, confirms a healthy risk appetite with fixed-income markets, which we believe is a leading indicator of the risk environment for equities. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

We appreciate your business and the trust you place in us.

Sincerely,

Joseph O’Connor, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES X (SMALL CAP GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12[1]
	1 Year	5 Year	10 Year
Series X (Small Cap Growth Series)	11.56%	0.30%	8.31%
Russell 2000 Growth Index	14.59%	3.49%	9.80%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Growth Index Fund	7.9%
Ashland, Inc.	2.8%
PowerShares S&P SmallCap Health Care Portfolio	2.7%
IBERIABANK Corp.	2.2%
Triumph Group, Inc.	2.2%
Oil States International, Inc.	2.1%
Jarden Corp.	2.0%
B/E Aerospace, Inc.	1.9%
Cadence Design Systems, Inc.	1.8%
Alliance Data Systems Corp.	1.8%
Top Ten Total	27.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES X (SMALL CAP GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 85.9%

CONSUMER DISCRETIONARY - 18.0%
Jarden Corp.	12,240	$632,808
Hanesbrands, Inc.*	15,080	540,165
Oxford Industries, Inc.	11,360	526,649
Life Time Fitness, Inc.*	8,560	421,237
Pier 1 Imports, Inc.	20,700	414,000
Penn National Gaming, Inc.*	7,565	371,517
Pinnacle Entertainment, Inc.*	22,186	351,204
Monro Muffler Brake, Inc.	9,710	339,559
MDC Partners, Inc. — Class A	29,700	335,610
Lennar Corp. — Class A	7,505	290,218
Ulta Salon Cosmetics & Fragrance, Inc.	2,865	281,515
Sonic Corp.*	25,300	263,373
Vail Resorts, Inc.	4,585	248,003
Warnaco Group, Inc.*	2,675	191,450
WMS Industries, Inc.*	10,600	185,500
HomeAway, Inc.*	6,900	151,800
SodaStream International Ltd.*	3,075	138,037
Select Comfort Corp.*	3,300	86,361
Total Consumer Discretionary		5,769,006
INFORMATION TECHNOLOGY - 16.4%
Cadence Design Systems, Inc.*	43,570	588,631
Alliance Data Systems Corp.*	3,990	577,592
Nuance Communications, Inc.*	20,080	448,186
Cavium, Inc.*	12,950	404,170
Aruba Networks, Inc.*	18,200	377,650
Aspen Technology, Inc.*	13,500	373,140
IAC/InterActiveCorp	6,547	309,673
FEI Co.	5,350	296,711
Nanometrics, Inc.*	19,965	287,895
Harmonic, Inc.*	53,400	270,738
Lattice Semiconductor Corp.*	55,400	221,046
Ciena Corp.*	13,350	209,595
Sourcefire, Inc.*	3,770	178,019
Riverbed Technology, Inc.*	8,808	173,701
SYNNEX Corp.*	5,000	171,900
QLIK Technologies, Inc.*	7,301	158,578
Rofin-Sinar Technologies, Inc.*	5,110	110,785
Pactera Technology International
Ltd. ADR*	11,150	88,531
Total Information Technology		5,246,541
HEALTH CARE - 14.3%
Health Management Associates,
Inc. — Class A*	42,530	396,380
Haemonetics Corp.*	9,530	389,205
Endo Health Solutions, Inc.*	13,260	348,340
Endologix, Inc.*	24,400	347,456
Hologic, Inc.*	16,610	332,698
BioMarin Pharmaceutical, Inc.*	5,370	264,472
AngioDynamics, Inc.*	23,660	260,023
athenahealth, Inc.*	3,260	239,447
Acorda Therapeutics, Inc.*	8,750	217,525
Auxilium Pharmaceuticals, Inc.*	11,185	207,258
Exact Sciences Corp.*	18,650	197,504
Pharmacyclics, Inc.*	3,150	182,385
NxStage Medical, Inc.*	15,850	178,313
Halozyme Therapeutics, Inc.*	25,740	172,715
HeartWare International, Inc.*	1,750	146,913
Incyte Corp.*	8,350	138,694
HMS Holdings Corp.*	4,725	122,472
Ariad Pharmaceuticals, Inc.*	6,300	120,834
Cepheid, Inc.*	3,185	107,685
Questcor Pharmaceuticals, Inc.	2,950	78,824
CardioNet, Inc.*	30,915	70,486
Achillion Pharmaceuticals, Inc.*	7,400	59,348
Total Health Care		4,578,977
INDUSTRIALS - 13.1%
Triumph Group, Inc.	10,550	688,916
B/E Aerospace, Inc.*	12,600	622,440
Kansas City Southern	6,115	510,480
AECOM Technology Corp.*	17,970	427,686
Hexcel Corp.*	12,850	346,436
Regal-Beloit Corp.	4,830	340,370
Colfax Corp.*	7,950	320,783
Crane Co.	5,911	273,561
IDEX Corp.	5,702	265,314
Acuity Brands, Inc.	2,600	176,098
Wabtec Corp.	2,010	175,955
PMFG, Inc.*	6,825	62,039
Total Industrials		4,210,078

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
SERIES X (SMALL CAP GROWTH SERIES)

	Shares	Value

MATERIALS - 8.7%
Ashland, Inc.	11,350	$912,654
HB Fuller Co.	14,420	502,104
Albemarle Corp.	7,325	455,029
Kaiser Aluminum Corp.	6,630	409,005
Cytec Industries, Inc.	5,027	346,008
Silgan Holdings, Inc.	3,700	153,883
Total Materials		2,778,683
ENERGY - 5.8%
Oil States International, Inc.*	9,460	676,769
McDermott International, Inc.*	32,250	355,395
Superior Energy Services, Inc.*	15,820	327,790
Energy XXI Bermuda Ltd.	9,692	311,985
Stone Energy Corp.*	8,400	172,368
Total Energy		1,844,307
FINANCIALS - 5.1%
IBERIABANK Corp.	14,205	697,750
Amtrust Financial Services, Inc.	16,610	476,541
Texas Capital Bancshares, Inc.*	6,950	311,499
Stifel Financial Corp.*	5,152	164,709
Total Financials		1,650,499
TELECOMMUNICATION SERVICES - 1.6%
SBA Communications Corp. —
Class A*	7,370	523,417
UTILITIES - 1.6%
NorthWestern Corp.	14,385	499,591
CONSUMER STAPLES – 1.3%
J&J Snack Foods Corp.	3,325	212,601
Boulder Brands, Inc.*	15,050	194,145
Total Consumer Staples		406,746
Total Common Stocks
(Cost $25,449,404)		27,507,845
EXCHANGE TRADED FUNDS† - 10.6%
iShares Russell 2000 Growth
Index Fund	26,515	2,527,145
PowerShares S&P SmallCap Health
Care Portfolio	24,780	878,203
Total Exchange Traded Funds
(Cost $3,367,594)		3,405,348
Total Investments - 96.5%
(Cost $28,816,998)		$30,913,193
Other Assets & Liabilities, net - 3.5%		1,124,047
Total Net Assets - 100.0%		$32,037,240

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

ADR — American Depositary Receipt

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (SMALL CAP GROWTH SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $28,816,998)	$30,913,193
Cash	928,268
Prepaid expenses	1,344
Receivables:
Securities sold	264,622
Dividends	7,213
Fund shares sold	388
Total assets	32,115,028
Liabilities:
Payable for:
Fund shares redeemed	35,436
Management fees	22,821
Professional fees	8,529
Transfer agent/maintenance fees	5,823
Fund accounting/administration fees	2,551
Directors’ fees*	786
Miscellaneous	1,842
Total liabilities	77,788
Net assets	$32,037,240
Net assets consist of:
Paid in capital	$34,238,019
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,296,974)
Net unrealized appreciation on investments	2,096,195
Net assets	$32,037,240
Capital shares outstanding	1,550,385
Net asset value per share	$20.66

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $4,011)	$204,195
Interest	116
Total investment income	204,311

Expenses:
Management fees	296,608
Transfer agent/maintenance fees	26,722
Fund accounting/administration fees	33,150
Directors’ fees*	4,306
Custodian fees	3,059
Miscellaneous	34,907
Total expenses	398,752
Net investment loss	(194,441)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,568,903
Net realized gain	4,568,903
Net change in unrealized appreciation (depreciation) on:
Investments	(544,759)
Net change in unrealized appreciation (depreciation)	(544,759)
Net realized and unrealized gain	4,024,144
Net increase in net assets resulting from operations	$3,829,703

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SERIES X (SMALL CAP GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(194,441)	$(272,778)
Net realized gain on investments	4,568,903	6,867,850
Net change in unrealized appreciation (depreciation) on investments	(544,759)	(7,888,658)
Net increase (decrease) in net assets resulting from operations	3,829,703	(1,293,586)

Capital share transactions:
Proceeds from sale of shares	2,875,146	15,638,648
Cost of shares redeemed	(10,378,761)	(24,783,255)
Net decrease from capital share transactions	(7,503,615)	(9,144,607)
Net decrease in net assets	(3,673,912)	(10,438,193)

Net assets:
Beginning of year	35,711,152	46,149,345
End of year	$32,037,240	$35,711,152
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	141,633	818,023
Shares redeemed	(519,758)	(1,332,009)
Net decrease in shares	(378,125)	(513,986)

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (SMALL CAP GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008[d]
Per Share Data
Net asset value, beginning of period	$18.52	$18.89	$14.52	$10.74	$20.35
Income (loss) from investment operations:
Net investment loss[a]	(.11)	(.12)	(.10)	(.04)	(.12)
Net gain (loss) on investments (realized and unrealized)	2.25	(.25)	4.47	3.82	(9.49)
Total from investment operations	2.14	(.37)	4.37	3.78	(9.61)
Net asset value, end of period	$20.66	$18.52	$18.89	$14.52	$10.74

Total Return[b]	11.56%	(1.96%)	30.10%	35.20%	(47.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,037	$35,711	$46,149	$35,396	$30,284
Ratios to average net assets:
Net investment loss	(0.56%)	(0.63%)	(0.65%)	(0.30%)	(0.80%)
Total expenses[c]	1.14%	1.08%	1.09%	1.10%	1.24%
Portfolio turnover rate	72%	91%	88%	100%	209%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Security Investors, LLC became the advisor of Series X effective December 1, 2008. Prior to December 1, 2008, RS Investments, Inc. sub-advised the Series.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MANAGER’S COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the 12-month period ended December 31, 2012, the Series Y (Large Cap Concentrated Growth Series) returned 10.71%, compared with the benchmark, the Russell 1000® Growth Index, which gained 15.26%.

The Fund seeks to deliver long-term growth of capital by investing in securities that have demonstrated consistent above-average returns. It primarily invests in stocks of large companies that appear to have solid potential for growth. The Fund uses a combination of a qualitative top down approach in reviewing growth trends that are based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach. The portfolio is constructed with 25-30 names; holdings are replaced when the fundamentals of a company or the original thesis for selecting the security changes.

The portfolio’s performance was helped by its stock selection in the Consumer Discretionary sector and by an overweight in Financials and an underweight in Consumer Staples. However, this was not enough to offset the effects of poor stock selection in the Health Care, Industrials and Information Technology sectors.

The holdings contributing most to portfolio performance over the period were Apple, Inc. and Comcast Corp. Leading detractors to performance were Caterpillar, Inc. and Express Scripts Holding Co.

Our fixed income indicators, including the slope of the yield curve and corporate bond spreads, continue to point to a modest economic environment but a decent risk environment. Strong corporate debt issuance, coupled with historically tight bond spreads, confirms a healthy risk appetite with fixed-income markets, which we believe is a leading indicator of the risk environment for equities. We will focus our attention on secular growth names in the year to come, with an eye towards more cyclical names if the global economy can find firmer footing.

We appreciate your business and the trust you place in us.

Sincerely,

Mark Bronzo, CFA, Portfolio Manager

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

	1 Year	5 Year	10 Year
Series Y (Large Cap Concentrated Growth)	10.71%	0.72%	4.39%
Russell 1000 Growth Index	15.26%	3.12%	7.52%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	7.6%
Financial Select Sector SPDR Fund	4.3%
Health Care Select Sector SPDR Fund	4.0%
Google, Inc. — Class A	3.5%
International Business Machines Corp.	3.1%
Microsoft Corp.	3.0%
Starbucks Corp.	3.0%
eBay, Inc.	3.0%
TJX Companies, Inc.	3.0%
Coca-Cola Co.	3.0%
Top Ten Total	37.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 81.2%

INFORMATION TECHNOLOGY - 27.5%
Apple, Inc.	5,178	$2,760,030
Google, Inc. — Class A*	1,770	1,255,585
International Business Machines Corp.	5,831	1,116,928
Microsoft Corp.	41,278	1,103,361
eBay, Inc.*	21,569	1,100,450
Oracle Corp.	30,354	1,011,395
EMC Corp.*	36,428	921,628
Broadcom Corp. — Class A	21,495	713,849
Total Information Technology		9,983,226
CONSUMER DISCRETIONARY - 19.2%
Starbucks Corp.	20,538	1,101,247
TJX Companies, Inc.	25,739	1,092,621
Comcast Corp. — Class A	28,915	1,080,843
Home Depot, Inc.	17,306	1,070,376
Walt Disney Co.	21,010	1,046,088
BorgWarner, Inc.*	11,384	815,322
Wynn Resorts Ltd.	6,732	757,283
Total Consumer Discretionary		6,963,780
INDUSTRIALS - 9.6%
Honeywell International, Inc.	15,008	952,557
Deere & Co.	10,764	930,225
AMETEK, Inc.	22,350	839,690
Boeing Co.	10,117	762,417
Total Industrials		3,484,889
CONSUMER STAPLES - 7.9%
Coca-Cola Co.	29,906	1,084,093
Mondelez International, Inc. — Class A	41,713	1,062,430
JM Smucker Co.	8,268	713,032
Total Consumer Staples		2,859,555
HEALTH CARE - 7.7%
Covidien plc	13,225	763,612
Abbott Laboratories	11,094	726,657
Gilead Sciences, Inc.*	9,883	725,906
Biogen Idec, Inc.*	3,900	572,013
Total Health Care		2,788,188
ENERGY - 5.2%
Ensco plc — Class A	16,188	959,625
Schlumberger Ltd.	13,094	907,283
Total Energy		1,866,908
FINANCIALS - 2.1%
JPMorgan Chase & Co.	17,166	754,789
MATERIALS - 2.0%
CF Industries Holdings, Inc.	3,500	711,060
Total Common Stocks
(Cost $27,631,865)		29,412,395
EXCHANGE TRADED FUNDS† - 14.5%
Financial Select Sector SPDR Fund	94,600	1,551,440
Health Care Select Sector SPDR Fund	36,314	1,450,744
Materials Select Sector SPDR Fund	21,026	789,316
Industrial Select Sector SPDR Fund	20,261	767,892
Consumer Staples Select Sector
SPDR Fund	20,263	705,760
Total Exchange Traded Funds
(Cost $5,193,464)		5,265,152
Total Investments - 95.7%
(Cost $32,825,329)		$34,677,547
Other Assets & Liabilities, net - 4.3%		1,566,140
Total Net Assets - 100.0%		$36,243,687

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $32,825,329)	$34,677,547
Cash	2,767,150
Prepaid expenses	844
Receivables:
Securities sold	125,851
Dividends	55,083
Fund shares sold	19,480
Total assets	37,645,955
Liabilities:
Payable for:
Securities purchased	1,350,636
Management fees	22,219
Fund shares redeemed	10,274
Transfer agent/maintenance fees	5,830
Fund accounting/administration fees	2,814
Directors’ fees*	24
Miscellaneous	10,471
Total liabilities	1,402,268
Net assets	$36,243,687
Net assets consist of:
Paid in capital	$40,974,720
Undistributed net investment income	242,457
Accumulated net realized loss on investments	(6,825,708)
Net unrealized appreciation on investments	1,852,218
Net assets	$36,243,687
Capital shares outstanding	3,437,169
Net asset value per share	$10.54

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$629,938
Interest	185
Total investment income	630,123

Expenses:
Management fees	286,494
Transfer agent/maintenance fees	26,730
Fund accounting/administration fees	36,289
Custodian fees	4,922
Directors’ fees*	3,843
Miscellaneous	29,388
Total expenses	387,666
Net investment income	242,457

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,474,207
Net realized gain	3,474,207
Net change in unrealized appreciation (depreciation) on:
Investments	225,235
Net change in unrealized appreciation (depreciation)	225,235
Net realized and unrealized gain	3,699,442
Net increase in net assets resulting from operations	$3,941,899

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$242,457	$79,982
Net realized gain on investments	3,474,207	2,231,026
Net change in unrealized appreciation (depreciation) on investments	225,235	(3,803,150)
Net increase (decrease) in net assets resulting from operations	3,941,899	(1,492,142)

Capital share transactions:
Proceeds from sale of shares	8,568,903	9,477,854
Cost of shares redeemed	(14,397,614)	(13,425,947)
Net decrease from capital share transactions	(5,828,711)	(3,948,093)
Net decrease in net assets	(1,886,812)	(5,440,235)

Net assets:
Beginning of year	38,130,499	43,570,734
End of year	$36,243,687	$38,130,499
Undistributed net investment income at end of year	$242,457	$79,982

Capital share activity:
Shares sold	814,296	981,487
Shares redeemed	(1,382,567)	(1,357,067)
Net decrease in shares	(568,271)	(375,580)

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (LARGE CAP CONCENTRATED GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$9.52	$9.95	$8.53	$6.40	$10.17
Income (loss) from investment operations:
Net investment income[a]	.07	.02	.08	.03	.01
Net gain (loss) on investments (realized and unrealized)	.95	(.45)	1.34	2.10	(3.78)
Total from investment operations	1.02	(.43)	1.42	2.13	(3.77)
Net asset value, end of period	$10.54	$9.52	$9.95	$8.53	$6.40

Total Return[b]	10.71%	(4.32%)	16.65%	33.28%	(37.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,244	$38,130	$43,571	$41,338	$33,584
Ratios to average net assets:
Net investment income	0.63%	0.20%	0.96%	0.37%	0.14%
Total expenses[c]	1.01%	0.98%	0.96%	1.00%	0.97%
Portfolio turnover rate	187%	153%	182%	151%	214%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2012

To Our Shareholders:

For the 12-month period ended December 31, 2012, the Series Z (Alpha Opportunity Series) gained 13.40%, compared with its benchmark, the S&P 500® Index, which gained 16.00%.

Long U.S. Strategy Performance

As of December 31, 2012, approximately 47% of the Fund’s assets, consisting of long positions in U.S companies, are held as short sale collateral in a special custody account and are deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (LBIE). These securities contributed positive performance to the Fund over the past year.

Domestic Long/Short Strategy Performance

As of December 31, 2012, approximately 40% of the Fund’s assets were invested according to the Fund’s domestic long/short strategy which seeks to use fundamental and technical methods of analysis to identify quality securities trading at attractive valuations. This strategy uses a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities.

In the domestic long/short strategy, favorable stock selection in the Consumer Discretionary, Industrials, and Materials sectors was offset by selection within the Technology sector and cash allocation (averaged 21%-22%).

Leaders in the strategy during 2012 were USG Corp., U.S. Airways Group, Inc. and Georgia Gulf Corp. Skyworks Solutions Inc. and Mastercard Inc. detracted from results in the Technology sector.

Looking forward, our expectation for the market overall is modest, but we see many opportunities to outperform. The U.S. housing/ construction theme emerged as a strong performer for Mainstream during the year and we remain focused on this group. Other areas of focus include global cyclicals and precious metals stocks within the Materials sector. Accommodative global monetary policy and an underinvested public continue to provide support for the equity markets.

Broad Market Tracking

The investment manager for this portion of the portfolio, which represents approximately 13% of the Fund’s assets as of December 31, 2012, seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The Fund primarily used S&P 500 e-mini futures for the portion of Fund assets that is intended to track the S&P 500 Index. Equity markets rallied strongly throughout the past year and the S&P 500 Index approached its highest level since the financial crisis.

As referenced in Note 12 of the Notes to Financials in this shareholder report, Guggenheim Investments is seeking to resolve certain outstanding short-sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds held by LBIE and long positions held as collateral at the Fund’s custodian. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to the short positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Fund’s realizing values that are materially different from those indicated in this report, which would materially affect the Fund’s net asset value. Guggenheim Investments is uncertain when it will resume its full investment program.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited) (concluded)	December 31, 2012

We appreciate your business and the trust you place in us.

Sincerely,

Bill Jenkins, CFA, Portfolio Manager

Mainstream Investment Advisers

Charles Craig, CFA, Portfolio Manager

Mainstream Investment Advisers

Michael Byrum, CFA, Portfolio Manager

Guggenheim Investments

Michael Dellapa, CFA, CAIA, Portfolio Manager

Guggenheim Investments

Ryan Harder, CFA, Portfolio Manager

Guggenheim Investments

Mainstream Investment Advisors, LLC is not affiliated with Guggenheim Partners, LLC or Security Investors, LLC.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/121

			Since Inception
	1 Year	5 Year	(07/07/03)
Series Z (Alpha Opportunity Series)	13.40%	3.45%	8.93%
S&P 500 Index	16.00%	1.66%	5.91%

Holdings Diversification (Market Exposure as % of Net Assets)

**	Substantially all of the short holdings were fair valued by the Valuation Committee at December 31, 2012 due to exposure to LBIE — See Note 12. The total market value of fair valued securities amounts to (50%) of total net assets.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Long Holdings (% of Total Net Assets)
Philip Morris International, Inc.	5.6%
Altria Group, Inc.	3.6%
Trinity Industries, Inc.	2.5%
AT&T, Inc.	2.4%
Johnson & Johnson	2.4%
Lockheed Martin Corp.	2.4%
AO Smith Corp.	2.1%
CA, Inc.	2.1%
TJX Companies, Inc.	2.1%
Joy Global, Inc.	2.0%
Top Ten Total	27.2%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
[1]	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2012
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS† - 85.4%

INDUSTRIALS - 19.1%
Trinity Industries, Inc.[1,2]	10,800	$386,857
Lockheed Martin Corp.[1,2]	3,993	368,514
AO Smith Corp.[1,2]	5,269	332,315
Joy Global, Inc.[1,2]	4,800	306,144
Armstrong World Industries, Inc.	3,094	156,959
Valmont Industries, Inc.	1,037	141,603
Towers Watson & Co. — Class A1,2	2,400	134,904
Fortune Brands Home & Security, Inc.*	4,464	130,438
Watts Water Technologies, Inc. —
Class A1,2	3,000	128,970
US Airways Group, Inc.*	7,373	99,536
General Electric Co.[1,2]	4,500	94,455
USG Corp.*	2,822	79,214
Northrop Grumman Corp.[1,2]	1,100	74,338
Celadon Group, Inc.	3,312	59,848
Stanley Black & Decker, Inc.	806	59,620
Snap-on, Inc.	725	57,268
Con-way, Inc.[1,2]	1,800	50,076
Masco Corp.	2,851	47,498
Builders FirstSource, Inc.*	8,372	46,716
Trex Company, Inc.*	1,011	37,640
Hubbell, Inc. — Class B	392	33,174
Primoris Services Corp.	2,160	32,487
Allegiant Travel Co. — Class A	403	29,584
Beacon Roofing Supply, Inc.*	584	19,435
Knight Transportation, Inc.	1,267	18,536
Rollins, Inc.	547	12,056
Rush Enterprises, Inc. — Class A*	573	11,844
Thermon Group Holdings, Inc.*	518	11,671
Huntington Ingalls Industries, Inc.[1,2]	183	7,931
Pike Electric Corp.	806	7,697
Swift Transportation Co. — Class A*	317	2,891
Total Industrials		2,980,219
CONSUMER DISCRETIONARY - 18.3%
TJX Companies, Inc.[1,2]	7,600	322,621
Limited Brands, Inc.[1,2]	5,400	254,124
Ross Stores, Inc.[1,2]	4,600	249,090
Family Dollar Stores, Inc.[1,2]	3,900	247,299
Walt Disney Co.[1,2]	4,322	215,192
The Gap, Inc.[1,2]	6,300	195,552
Pier 1 Imports, Inc.	7,431	148,620
DR Horton, Inc.	7,229	142,990
Target Corp.	2,175	128,695
Jack in the Box, Inc.*,1,2	4,200	120,119
Williams-Sonoma, Inc.	2,582	113,014
Toll Brothers, Inc.*	3,226	104,297
PVH Corp.[1,2]	900	99,909
Whirlpool Corp.	832	84,656
Asbury Automotive Group, Inc.*	2,444	78,281
Lennar Corp. — Class A	1,526	59,010
Cabela’s, Inc.*	1,267	52,898
Comcast Corp. — Class A	1,218	45,529
Starbucks Corp.	806	43,218
Aaron’s, Inc.	1,325	37,471
Meritage Homes Corp.*	605	22,597
Chuy’s Holdings, Inc.*	1,008	22,519
MDC Holdings, Inc.	605	22,240
Mattel, Inc.	419	15,344
RadioShack Corp.[1,2]	5,500	11,660
Cavco Industries, Inc.*	183	9,146
Perfumania Holdings, Inc.*	809	3,980
Total Consumer Discretionary		2,850,071
CONSUMER STAPLES - 13.3%
Philip Morris International, Inc.[1,2]	10,500	878,220
Altria Group, Inc.[1,2]	17,800	559,276
Bunge Ltd.	2,463	179,035
Herbalife Ltd.[1,2]	5,200	171,288
Wal-Mart Stores, Inc.[1,2]	2,300	156,929
Safeway, Inc.[1,2]	4,200	75,978
Smithfield Foods, Inc.*	1,008	21,742
Sanderson Farms, Inc.	403	19,163
Cal-Maine Foods, Inc.	403	16,209
Total Consumer Staples		2,077,840
HEALTH CARE - 11.2%
Johnson & Johnson[1,2]	5,300	371,530
ViroPharma, Inc.*,1,2	10,500	238,980
Amgen, Inc.[1,2]	1,900	164,007
Life Technologies Corp.*,1,2	3,000	147,240
AstraZeneca plc††,1,2	2,800	132,721
Forest Laboratories, Inc.*,1,2	3,600	127,152
Baxter International, Inc.[1,2]	1,900	126,654
GlaxoSmithKline plc††,1,2	5,500	119,750
WellCare Health Plans, Inc.*,1,2	2,400	116,856
Owens & Minor, Inc.[1,2]	2,800	79,828
Charles River Laboratories
International, Inc.*,1,2	2,100	78,687
Kindred Healthcare, Inc.*,1,2	4,100	44,362
Acadia Healthcare Company, Inc.*	9	210
Total Health Care		1,747,977
INFORMATION TECHNOLOGY - 6.7%
CA, Inc.[1,2]	14,900	327,501
Symantec Corp.*,1,2	6,300	118,503
Facebook, Inc. — Class A*	4,438	118,184
Apple, Inc.	202	107,672
Arrow Electronics, Inc.*,1,2	2,800	106,624
Avnet, Inc.*,1,2	3,200	97,952
Harmonic, Inc.*,1,2	11,700	59,319
Amkor Technology, Inc.*,1,2	9,800	41,650
Aruba Networks, Inc.*	1,941	40,276
QUALCOMM, Inc.	461	28,591
Total Information Technology		1,046,272

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

FINANCIALS - 5.4%
Amtrust Financial Services, Inc.[1,2]	6,930	$198,822
Potlatch Corp.	4,032	158,014
Endurance Specialty Holdings Ltd.[1,2]	3,200	127,008
Weyerhaeuser Co.	4,349	120,989
Deutsche Bank AG	1,266	56,071
Genworth Financial, Inc. — Class A*,1,2	4,200	31,542
Arthur J Gallagher & Co.	805	27,893
St. Joe Co.*	1,066	24,603
Alexander & Baldwin, Inc.*	691	20,295
Fannie Mae*	78,409	19,994
Cresud S.A. ADR	1,825	15,184
Wells Fargo & Co.	403	13,775
Home Loan Servicing Solutions Ltd.	490	9,261
Rayonier, Inc.	173	8,967
Irish Bank Resolution
Corporation Ltd.*,†††,3	16,638	—
Total Financials		832,418
ENERGY - 4.4%
Anadarko Petroleum Corp.[1,2]	2,930	217,729
Range Resources Corp.	2,015	126,602
Rex Energy Corp.*	7,162	93,249
ConocoPhillips[1,2]	1,500	86,985
Ultra Petroleum Corp.*	2,832	51,344
Phillips 66	750	39,825
Continental Resources, Inc.*	442	32,483
Magnum Hunter Resources Corp.*	6,653	26,545
Oasis Petroleum, Inc.*	365	11,607
Total Energy		686,369
MATERIALS - 3.5%
Georgia Gulf Corp.	3,917	161,693
Goldcorp, Inc.	1,929	70,794
Eldorado Gold Corp.	3,847	49,549
Deltic Timber Corp.	634	44,773
Franco-Nevada Corp.	605	34,588
Texas Industries, Inc.*	665	33,922
Royal Gold, Inc.	348	28,296
Huntsman Corp.	1,613	25,647
Braskem S.A. ADR	1,780	23,763
Southern Copper Corp.	605	22,905
IAMGOLD Corp.	1,757	20,153
Caesar Stone Sdot Yam Ltd.*	835	13,485
Schnitzer Steel Industries, Inc. — Class A	288	8,735
Stillwater Mining Co.*	648	8,281
Total Materials		546,584
TELECOMMUNICATION SERVICES - 2.5%
AT&T, Inc.[1,2]	11,300	380,923
UTILITIES - 1.0%
Exelon Corp.[1,2]	5,022	149,354
Total Common Stocks
(Cost $12,152,004)		13,298,027
EXCHANGE TRADED FUNDS† - 0.3%
Market Vectors Junior Gold Miners ETF	1,820	36,036
SPDR S&P Metals & Mining ETF	403	18,191
Total Exchange Traded Funds
(Cost $61,330)		54,227
SHORT-TERM INVESTMENTS†† - 0.3%
State Street General Account U.S.
Government Fund	45,298	45,298
Total Short-Term Investments
(Cost $45,298)		45,298

	Face
	Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 10.9%
Federal Home Loan Bank[4]
0.14% due 06/05/13	$1,100,000	1,099,528
Freddie Mac[5]
0.11% due 06/18/13	600,000	599,722
Total Federal Agency Discount Notes
(Cost $1,699,032)		1,699,250
REPURCHASE AGREEMENT††,6 - 17.6%
State Street
issued 12/31/12 at 0.01%
due 01/02/13	2,739,059	2,739,059
Total Repurchase Agreement
(Cost $2,739,059)		2,739,059
Total Long Investments - 114.5%
(Cost $16,696,723)		$17,835,861

	Shares
COMMON STOCKS SOLD SHORT - (50.3)%
ENERGY - (0.3)%
Riversdale Mining Ltd.*,†††,3,7	7,100	(54,029)
CONSUMER STAPLES - (0.6)%
Bridgford Foods Corp.†	306	(2,081)
Monster Beverage Corp.*,†††,3,7	3,270	(96,825)
Total Consumer Staples		(98,906)
UTILITIES - (1.7)%
Korea Electric Power Corp. ADR*,†††,3,7	19,460	(263,294)
TELECOMMUNICATION SERVICES - (1.9)%
Clearwire Corp. — Class A*,†††,3,7	2,660	(30,138)
Global Crossing Ltd.*,†††,3,7	2,520	(40,244)
Leap Wireless International, Inc.*,†††,3,7	1,600	(69,440)
SBA Communications Corp. —
Class A*,†††,3,7	2,600	(74,854)
SAVVIS, Inc.*,†††,3,7	5,900	(86,966)
Total Telecommunication Services		(301,642)
ENERGY - (2.5)%
Aquila Resources Ltd.*,†††,3,7	2,860	(22,783)
Arrow Energy Holdings Pty Ltd.*,†††,3,7	9,500	(24,514)

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Modec, Inc.†††,3,7	1,000	$(25,772)
Sevan Marine ASA*,†††,3,7	6,300	(33,049)
Trican Well Service Ltd.†††,3,7	2,200	(37,448)
Queensland Gas Company Ltd.*,†††,3,7	13,600	(52,898)
Imperial Energy Corporation plc*,†††,3,7	4,200	(83,657)
BPZ Resources, Inc.*,†††,3,7	6,000	(112,800)
Total Energy		(392,921)
MATERIALS - (2.9)%
SunCoke Energy, Inc.*,†	638	(9,946)
China National Building Material
Company Ltd. — Class H†††,3,7	17,300	(23,432)
Anhui Conch Cement Company
Ltd. — Class H†††,3,7	5,500	(24,761)
Shougang Fushan Resources
Group Ltd.†††,3,7	70,000	(25,165)
Sino Gold Mining Ltd.*,†††,3,7	9,100	(37,425)
Turquoise Hill Resources Ltd.*,†††,3,7	4,780	(39,865)
Western Areas NL†††,3,7	6,600	(47,325)
Zoltek Companies, Inc.*,†††,3,7	2,900	(52,867)
Silver Wheaton Corp.†††,3,7	6,500	(68,245)
Agnico-Eagle Mines Ltd.†††,3,7	1,900	(125,612)
Total Materials		(454,643)
INFORMATION TECHNOLOGY - (4.4)%
Varian Semiconductor Equipment
Associates, Inc.*,†††,3,7	1,270	(33,299)
VeriSign, Inc.*,†††,3,7	1,300	(33,319)
Access Company Ltd.*,†††,3,7	18	(34,682)
Electronic Arts, Inc.*,†††,3,7	900	(36,720)
Intermec, Inc.*,†††,3,7	2,570	(50,937)
Baidu, Inc. ADR*,†††,3,7	200	(53,726)
Riverbed Technology, Inc.*,†††,3,7	4,100	(54,530)
Rambus, Inc.*,†††,3,7	3,680	(56,451)
Red Hat, Inc.*,†††,3,7	3,300	(58,905)
VMware, Inc. — Class A*,†††,3,7	2,500	(71,450)
Equinix, Inc.*,†††,3,7	1,000	(79,940)
Cree, Inc.*,†††,3,7	4,200	(115,332)
Total Information Technology		(679,291)
INDUSTRIALS - (6.9)%
China Communications Construction
Company Ltd. — Class H†††,3,7	16,000	(16,571)
China Merchants Holdings
International Company Ltd.†††,3,7	4,900	(17,461)
China National Materials Company
Ltd. — Class H†††,3,7	37,600	(19,168)
Japan Steel Works Ltd.†††,3,7	1,600	(22,196)
Ausenco Ltd.†††,3,7	2,300	(24,817)
Toyo Tanso Company Ltd.†††,3,7	600	(32,408)
Ryanair Holdings plc†††,3,7	10,200	(38,219)
Meyer Burger Technology AG*,†††,3,7	200	(49,879)
USG Corp.*,†††,3,7	5,580	(160,259)
Beijing Capital International Airport
Company Ltd. — Class H†††,3,7	232,000	(200,659)
Brisa Auto-Estradas de
Portugal S.A.*,†††,3,7	47,200	(490,927)
Total Industrials		(1,072,564)
FINANCIALS - (8.0)%
Cohen & Steers, Inc.†	395	(12,036)
C C Land Holdings Ltd.†††,3,7	53,000	(14,782)
Franshion Properties China Ltd.†††,3,7	84,600	(23,552)
Mizuho Trust & Banking
Company Ltd.*,†††,3,7	18,800	(26,216)
Aozora Bank Ltd.†††,3,7	17,300	(27,861)
Monex Group, Inc.†††,3,7	83	(29,140)
Mizuho Financial Group, Inc.†††,3,7	12,000	(49,593)
Aeon Mall Company Ltd.†††,3,7	1,900	(58,221)
PrivateBancorp, Inc.†††,3,7	2,400	(103,200)
Erste Group Bank AG*,†††,3,7	5,500	(337,971)
Wells Fargo & Co.†††,3,7	12,937	(565,621)
Total Financials		(1,248,193)
HEALTH CARE - (9.2)%
Sepracor, Inc.*,†††,3,7	1,350	(23,625)
Exelixis, Inc.*,†††,3,7	4,700	(30,127)
Intuitive Surgical, Inc.*,†††,3,7	200	(56,100)
Zeltia S.A.*,†††,3,7	8,500	(57,969)
Savient Pharmaceuticals, Inc.*,†††,3,7	3,240	(64,282)
Sequenom, Inc.*,†††,3,7	3,140	(64,715)
Luminex Corp.*,†††,3,7	2,700	(68,823)
Auxilium Pharmaceuticals, Inc.*,†††,3,7	1,960	(72,167)
Vertex Pharmaceuticals, Inc.*,†††,3,7	2,700	(74,709)
Align Technology, Inc.*,†††,3,7	6,300	(76,860)
Acorda Therapeutics, Inc.*,†††,3,7	2,900	(77,575)
Intercell AG*,†††,3,7	2,000	(78,778)
Rigel Pharmaceuticals, Inc.*,†††,3,7	3,070	(78,838)
XenoPort, Inc.*,†††,3,7	1,790	(82,036)
Regeneron Pharmaceuticals, Inc.*,†††,3,7	3,810	(82,715)
AMAG Pharmaceuticals, Inc.*,†††,3,7	1,900	(82,954)
Basilea Pharmaceutica*,†††,3,7	500	(83,364)
Cepheid, Inc.*,†††,3,7	5,500	(84,700)
Alnylam Pharmaceuticals, Inc.*,†††,3,7	3,000	(88,230)
athenahealth, Inc.*,†††,3,7	2,700	(96,795)
Total Health Care		(1,425,362)
CONSUMER DISCRETIONARY - (11.9)%
Tokyo Broadcasting System Holdings, Inc.†††,3,7	1,300	(21,836)
Harman International Industries, Inc.†	638	(28,480)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

Schedule of Investments (concluded)	December 31, 2012
Series Z (Alpha Opportunity Series)

	Shares	Value
Genting Singapore plc†††,3,7	132,800	$(43,724)
bwin Interactive
Entertainment AG*,†††,3,7	1,700	(48,431)
Bwin.Party Digital
Entertainment plc*,†††,3,7	16,200	(60,974)
Sky Deutschland AG*,†††,3,7	4,200	(68,952)
Focus Media Holding Ltd. ADR†††,3,7	2,500	(75,000)
Marui Group Company Ltd.†††,3,7	31,000	(233,861)
Pool Corp.†††,3,7	12,350	(305,663)
Electrolux AB†††,3,7	32,100	(422,058)
Volkswagen AG†††,3,7	1,300	(539,373)
Total Consumer Discretionary		(1,848,352)
Total Common Stock Sold Short
(Proceeds $7,670,998)		(7,839,197)
EXCHANGE TRADED FUNDS SOLD SHORT† - (0.4)%
United States Oil Fund, LP*	1,702	(56,778)
Total Exchange Traded Funds Sold Short
(Proceeds $56,227)		(56,778)
Total Securities Sold Short- (50.7)%
(Proceeds $7,727,225)		$(7,895,975)
Other Assets & Liabilities, net - 36.2%		5,631,522
Total Net Assets - 100.0%		$15,571,408

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,203,713)	31	$19,335

*	Non-income producing security.

†	Value determined based on Level 1 input, except as noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2012.

[2]	All or a portion of the security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $9,066,866 (cost $7,803,138), or 58.2% of total net assets. The security was deemed liquid at the time of purchase.
[3]	Illiquid security.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Repurchase Agreement — See Note 5.

[7]	All or a portion of this security was fair valued by the Valuation Committee at December 31, 2012. The total market value of fair valued securities amounts to $(7,786,654) (proceeds $7,620,060), or (50.0%) of total net assets.

ADR — American Depositary Receipt

plc — Public Limited Company

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Series Z (Alpha Opportunity Series)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $13,957,664)	$15,096,802
Repurchase agreements, at value
(cost $2,739,059)	2,739,059
Total investments
(cost $16,696,723)	17,835,861
Restricted cash denominated in a foreign currency, at value
(cost $3,622,900) †	3,784,074
Restricted cash†	2,126,948
Segregated cash with broker	108,500
Cash	21,065
Prepaid expenses	369
Receivables:
Securities sold	178,211
Variation margin	58,512
Dividends	21,710
Interest	41
Total assets	24,135,291
Liabilities:
Securities sold short, at value
(proceeds $7,727,225)	7,895,975
Payable for:
Securities purchased	597,856
Fund shares redeemed	28,510
Management fees	16,737
Transfer agent/maintenance fees	5,860
Fund accounting/administration fees	2,008
Directors’ fees*	212
Miscellaneous	16,725
Total liabilities	8,563,883
Net assets	$15,571,408
Net assets consist of:
Paid in capital	$18,283,984
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,863,514)
Net unrealized appreciation on investments and foreign currency	1,150,938
Net assets	$15,571,408
Capital shares outstanding	796,362
Net asset value per share	$19.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $1,933)	$300,288
Interest	2,014
Other income	324
Total investment income	302,626

Expenses:
Management fees	209,044
Transfer agent/maintenance fees	26,664
Fund accounting/administration fees	25,085
Legal fees	36,062
Custodian fees	24,021
Prime broker interest expense	15,942
Short sales dividend expense	10,453
Directors’ fees*	1,294
Miscellaneous	23,075
Total expenses	371,640
Net investment loss	(69,014)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,421,476
Futures contracts	451,107
Foreign currency	(424)
Securities sold short	(2,065,536)
Net increase from payments by affiliates	26,975
Net realized gain	1,833,598
Net change in unrealized appreciation (depreciation) on:
Investments	420,089
Securities sold short	(1,823)
Futures contracts	(31,831)
Foreign currency	(15,274)
Net change in unrealized appreciation (depreciation)	371,161
Net realized and unrealized gain	2,204,759
Net increase in net assets resulting from operations	$2,135,745

†	All or portion of this amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 12.
*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

Series Z (Alpha Opportunity Series)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(69,014)	$(127,079)
Net realized gain (loss) on investments and foreign currency	1,806,623	(157,188)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	371,161	650,762
Net increase from payments by affiliates	26,975	—
Net increase in net assets resulting from operations	2,135,745	366,495

Capital share transactions:
Proceeds from sale of shares	—	—
Cost of shares redeemed	(3,724,902)	(4,355,083)
Net decrease from capital share transactions	(3,724,902)	(4,355,083)
Net decrease in net assets	(1,589,157)	(3,988,588)

Net assets:
Beginning of year	17,160,565	21,149,153
End of year	$15,571,408	$17,160,565
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	—	—
Shares redeemed	(198,873)	(250,452)
Net decrease in shares	(198,873)	(250,452)

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Series Z (Alpha Opportunity Series)

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008[g]
Per Share Data
Net asset value, beginning of period	$17.24	$16.98	$14.03	$10.76	$16.50
Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.12)	(.10)	(.06)	(.16)
Net gain (loss) on investments (realized and unrealized)	2.36	.38	3.05	3.33	(5.58)
Net increase from payments by affiliates	.03 [f]	—	—	—	—
Total from investment operations	2.31	.26	2.95	3.27	(5.74)
Net asset value, end of period	$19.55	$17.24	$16.98	$14.03	$10.76

Total Return[b]	13.40%[f]	1.77%	20.74%	30.39%	(34.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,571	$17,161	$21,149	$22,633	$26,977
Ratios to average net assets:
Net investment loss	(0.41%)	(0.66%)	(0.89%)	(0.52%)	(1.09%)
Total expenses[c]	2.22%	2.29%	2.27%	2.85%	2.79%
Net expenses[d,e]	2.22%	2.29%	2.07%	1.74%	2.79%
Portfolio turnover rate	720%	730%	768%	555%	990%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers, and may include interest or dividend expense.

[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years ended December 31 would be:
2012	2011	2010	2009	2008
2.06%	2.21%	1.90%	1.69%	2.70%

[f]	For the year ended December 31, 2012, 0.17% of the Series total return consisted of a voluntary reimbursement by the advisor for losses incurred during fund trading. Excluding this item, total return would have been 13.23% for the Series.

[g]	Security Global Investors, LLC became the sub-advisor of 37.5% of the assets of Series Z effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advised 37.5% of the assets and Security Investors, LLC (SI) managed 25%. Prior to August 18, 2008, Mainstream sub-advised 60% of the assets and SI managed the remaining 40% of the assets.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS

1. Organization, and Significant Accounting Policies

Organization

SBL Fund (the “Trust”), a Kansas business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately. Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Funds for their variable annuity and variable life insurance separate accounts.

At December 31, 2012, the Trust consisted of fourteen separate Funds.

Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Funds. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter to the Funds. GI, RFS and GDL are affiliated entities.

Mainstream Investment Advisers, LLC serves as investment sub-advisor on behalf of Series Z (Alpha Opportunity Series). The sub-advisor furnishes investment advisory services, supervises and arranges for the purchase and sale of securities and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Trust and GI.

Prior to April 30, 2012, T. Rowe Price (“T. Rowe”) acted as a sub-adviser to Series N. Effective May 1, 2012, the Board of Directors of the Fund terminated the sub-advisory agreement with T. Rowe and the Investment Manager assumed all advisory obligations and responsibilities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The senior floating rate interests (loans) in which certain Funds invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding;

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/ borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/ or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/ or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, the Board of Directors has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

Premiums received from options written are entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option written expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

C. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

E. The Funds are required by the Internal Revenue Code to distribute substantially all income and capital gains to shareholders. Each year, the Funds determine whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occur-ring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Trust’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.

F. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

G. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

H. Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

I. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2012, there were no earnings credits received.

J. Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/ or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, certain Funds may utilize short sales and a variety of derivative instruments including futures and options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

Series Z (Alpha Opportunity Series) may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds’ net assets be in deposits on short sales against the box. When a Fund makes a short sale, the Fund does not immediately deliver the securities sold from its own account, or receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds may make short sales that are not “against the box,” which create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counter-party credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Certain Funds wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

In conjunction with the use of short sales, futures and options, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, dis-count notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI, based on the following annual rates. GI pays the sub-advisor out of the advisory fees it receives.

Management Fees
Fund	(as a % of net assets)
Series A (Large Cap Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series C (Money Market Series)	0.50%
Series D (MSCI EAFE Equal Weight Series)	0.70%
Series E (U.S. Intermediate Bond Series)	0.75%
Series J (Mid Cap Growth Series)	0.75%
Series N (Managed Asset Allocation Series)*	0.65%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.75%
Series Q (Small Cap Value Series)	0.95%
Series V (Mid Cap Value Series)	0.75%
Series X (Small Cap Growth Series)	0.85%
Series Y (Large Cap Concentrated Growth Series)	0.75%
Series Z (Alpha Opportunity Series)	1.25%

*	Effective April 30, 2012, the management fee payable by Series N to the Investment Manager is 0.65%. Prior to April 30, 2012, the management fee payable by Series N to the Investment Manager was 1.00%.

GI also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, GI receives the following:

Fund Accounting/
Administrative Fees
Fund	(as a % of net assets)*
Series A (Large Cap Core Series)	0.095%
Series B (Large Cap Value Series)	0.095%
Series C (Money Market Series)	0.095%
Series D (MSCI EAFE Equal Weight Series)	0.150%
Series E (U.S. Intermediate Bond Series)	0.095%
Series J (Mid Cap Growth Series)	0.095%
Series N (Managed Asset Allocation Series)	0.150%
Series O (All Cap Value Series)	0.095%
Series P (High Yield Series)	0.095%
Series Q (Small Cap Value Series)	0.095%
Series V (Mid Cap Value Series)	0.095%
Series X (Small Cap Growth Series)	0.095%
Series Y (Large Cap Concentrated Growth Series)	0.095%
Series Z (Alpha Opportunity Series)	0.150%

*	The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, J, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.

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NOTES TO FINANCIAL STATEMENTS (continued)

RFS is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each Fund, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under U.S. GAAP). The limits are listed below:

			Contract
Fund	Limit	Effective Date	End Date
Series E (U.S. Intermediate Bond Series)	0.81%	11/30/2012	05/01/2014
Series O (All Cap Value Series)	1.00%	11/30/2012	05/01/2014
Series Z (Alpha Opportunity Series)	2.35%	11/30/2012	05/01/2014

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At December 31, 2012, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Expires	Expires	Expires	Fund
Fund	2013	2014	2015	Total
Series E (U.S. Intermediate Bond Series)	$162,543	$142,582	$154,822	$459,947
Series O (All Cap Value Series)	—	—	—	—
Series Z (Alpha Opportunity Series)	44,725	—	—	44,725

For the year ended December 31, 2012, no amounts were recouped by GI.

On May 11, 2012, GI voluntarily made a capital contribution of $26,975 to Series Z (Alpha Opportunity Series) for losses incurred during fund trading.

Certain officers and directors of the Trust are also officers of GI, RFS and GDL.

At December 31, 2012, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned shares of the Funds, as follows:

Percent of outstanding
Fund	shares owned
Series A (Large Cap Core Series)	100%
Series B (Large Cap Value Series)	100%
Series C (Money Market Series)	100%
Series D (MSCI EAFE Equal Weight Series)	99%
Series E (U.S. Intermediate Bond Series)	100%
Series J (Mid Cap Growth Series)	99%
Series N (Mananged Asset Allocation Series)	99%
Series O (All Cap Value Series)	98%
Series P (High Yield Series)	95%
Series Q (Small Cap Value Series)	97%
Series V (Mid Cap Value Series)	98%
Series X (Small Cap Growth Series)	98%
Series Y (Large Cap Concentrated Growth Series)	98%
Series Z (Alpha Opportunity Series)	100%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Series A (Large Cap Core Series)	$192,463,884	$—	$4,142,000	$—	$—	$196,605,884
Series B (Large Cap Value Series)	240,808,573	—	5,245,000	—	—	246,053,573
Series C (Money Market Series)	—	—	72,641,273	—	—	72,641,273
Series D (MSCI EAFE Equal Weight Series)	11,606,631	—	173,554,320	—	587	185,161,538
Series E (U.S. Intermediate Bond Series)	2,549,976	—	108,460,483	—	212,552	111,223,011
Series J (Mid Cap Growth Series)	131,721,045	—	8,118,000	—	—	139,839,045
Series N (Managed Asset Allocation Series)	35,847,010	205,759	24,478,597	66,852	—	60,598,218
Series O (All Cap Value Series)	128,707,882	—	—	—	—	128,707,882
Series P (High Yield Series)	1,313,143	—	134,916,800	—	603,405	136,833,348
Series Q (Small Cap Value Series)	110,061,077	—	519,042	—	—	110,580,119
Series V (Mid Cap Value Series)	247,365,402	—	8,318,630	—	—	255,684,032
Series X (Small Cap Growth Series)	30,913,193	—	—	—	—	30,913,193
Series Y (Large Cap Concentrated Growth Series)	34,677,547	—	—	—	—	34,677,547
Series Z (Alpha Opportunity Series)	13,099,783	19,335	4,736,078	—	—	17,855,196

Liabilities
Series N (Managed Asset Allocation Series)	$—	$97,661	$—	$13,964	$—	$111,625
Series Z (Alpha Opportunity Series)	109,321	—	—	—	7,786,654	7,895,975

* Other financial instruments may include futures contracts which are reported as unrealized gain/loss at period end.

Financial assets and liabilities categorized as Level 2 for Series E (U.S. Intermediate Bond Series) and Series P (High Yield Series) consist primarily of debt. Fixed income investments generally have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Funds and others are willing to pay for an asset. Ask prices represent the lowest price that the Funds and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices obtained from third party pricing services, fair value may not always be a predetermined point in the bid-ask range. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of December 31, 2012, Series D (MSCI EAFE Equal Weight Series) had securities with a total value of $172,825,026 transfer from Level 1 to Level 2 due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the exchange. In addition, the Fund had a security with a total value of $587 transfer from Level 1 to Level 3 as a result of bankruptcy. Series P (High Yield Series) had a security with a total value of $53 transfer from Level 1 to Level 3. The fair market value of this security was adjusted as a result of a lack of trade activity due to a stale price. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2012:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Total
Series Z (Alpha Opportunities Series) (See Note 12)
Liabilities:
Beginning Balance	$(7,786,654)
Ending Balance	$(7,786,654)

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

At December 31, 2012, the repurchase agreements were as follows:

	Counterparty and		Repurchase
Fund	Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
Series A (Large Cap Core Series)	UMB Financial Corp.			Ginnie Mae
	0.07%			3.00%
	Due 01/02/13	$4,142,000	$4,142,016	05/20/37	$4,114,517	$4,224,856
Series B (Large Cap Value Series)	UMB Financial Corp.			Ginnie Mae
	0.07%			1.83%
	Due 01/02/13	5,245,000	5,245,020	10/16/47	4,145,000	4,161,680
				U.S. Treasury Note
				0.50%
				07/31/17	1,194,400	1,188,221
Series C (Money Market Series)	UMB Financial Corp.			Fannie Mae
	0.07%			2.50%
	Due 01/02/13	28,846,000	28,846,112	02/01/27	25,771,279	27,010,641
				Freddie Mac
				2.50%
				03/15/27	2,295,642	2,412,449
Series J (Mid Cap Growth Series)	UMB Financial Corp.			Ginnie Mae
	0.07%			1.90%
	Due 01/02/13	8,118,000	8,118,032	11/16/52	8,124,000	8,281,271
Series V (Mid Cap Value Series)	UMB Financial Corp.			Ginnie Mae
	0.07%			1.83%
	Due 01/02/13	5,953,000	5,953,023	10/16/47	6,048,000	6,072,338
Series Z (Alpha Opportunity Series)	State Street			U.S. Treasury Bond
	0.01%			4.50%
	Due 01/02/13	2,739,059	2,739,060	02/15/36	2,095,000	2,803,372

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Speculation
Series N (Managed Asset Allocation Series)	x		x
Series O (All Cap Value Series)		x
Series Q (Small Cap Value Series)		x
Series V (Mid Cap Value Series)		x
Series Z (Alpha Opportunity Series)	x

The following table represents the notional amount of futures contracts outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	long	Short
Series N (Managed Asset Allocation Series)	65%	15%
Series Z (Alpha Opportunity Series)	15%	—

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2012:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency contracts	Variation margin	Variation margin

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2012:

Asset Derivative Investments Value

	Futures	Futures	Futures	Total Value at
	Equity	currency	Interest Rate	December 31,
Fund	contracts*	contracts*	contracts*	2012
Series N (Managed Asset Allocation Series)	$272,162	$449	$—	$272,611
Series Z (Alpha Opportunity Series)	19,335	—	—	19,335

Liability Derivative Investments Value
	Futures	Futures	Futures	Total Value at
	Equity	currency	Interest Rate	December 31,
Fund	contracts*	contracts*	contracts*	2012
Series N (Managed Asset Allocation Series)	$14,986	$1,973	$94,666	$111,625

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain(Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Futures	Futures	Options
	Equity	Currency	Interest Rate	Written Equity
Fund	Contracts	Contracts	Contracts	Contracts	Total
Series N (Managed Asset Allocation Series)	$1,277,694	$(19,141)	$53,734	$—	$1,312,287
Series O (All Cap Value Series)	—	—	—	153,699	153,699
Series Q (Small Cap Value Series)	—	—	—	255,560	255,560
Series V (Mid Cap Value Series)	—	—	—	685,961	685,961
Series Z (Alpha Opportunity Series)	451,107	—	—	—	451,107

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Futures	Futures	Futures	Options
	Equity	Currency	Interest Rate	Written Equity
Fund	Contracts	Contracts	Contracts	Contracts	Total
Series N (Managed Asset Allocation Series)	$257,176	$(1,524)	$(94,666)	$—	$160,986
Series O (All Cap Value Series)	—	—	—	(161,964)	(161,964)
Series Q (Small Cap Value Series)	—	—	—	(21,606)	(21,606)
Series V (Mid Cap Value Series)	—	—	—	(336,297)	(336,297)
Series Z (Alpha Opportunity Series)	(31,831)	—	—	—	(31,831)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not

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NOTES TO FINANCIAL STATEMENTS (continued)

threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Series A (Large Cap Core Series)	$8,855,698
Series B (Large Cap Value Series)	9,384,214
Series E (U.S. Intermediate Bond Series)	3,298,678
Series J (Mid Cap Growth Series)	5,795,514
Series N (Managed Asset Allocation Series)	2,942,348
Series O (All Cap Value Series)	5,806,574
Series X (Small Cap Growth Series)	1,455,499
Series Y (Large Cap Concentrated Growth Series)	1,598,274
Series Z (Alpha Opportunity Series)	1,569,084

During 2012, the Funds declared ordinary and long-term capital gain consent dividends, effective for the year ended December 31, 2011, as shown below:

	Ordinary	Long-Term
	Income	Capital Gain	Total
	Consent	Consent	Consent
Fund	Dividends	Dividends	Dividends
Series A (Large Cap Core Series)	$1,309,773	$264,353	$1,574,126
Series B (Large Cap Value Series)	2,783,403	—	2,783,403
Series C (Money Market Series)	—	—	—
Series D (MSCI EAFE Equal Weight Series)	18,636,317	18,035,555	36,671,872
Series E (U.S. Intermediate Bond Series)	3,506,317	—	3,506,317
Series J (Mid Cap Growth Series)	—	9,048,164	9,048,164
Series N (Managed Asset Allocation Series)	1,067,054	113,994	1,181,048
Series O (All Cap Value Series)	1,075,134	—	1,075,134
Series P (High Yield Series)	10,795,692	4,422,739	15,218,431
Series Q (Small Cap Value Series)	—	7,479,607	7,479,607
Series V (Mid Cap Value Series)	796,197	3,157,899	3,954,096
Series X (Small Cap Growth Series)	325,519	4,946,763	5,272,282
Series Y (Large Cap Concentrated Growth Series)	79,982	1,231,110	1,311,092
Series Z (Alpha Opportunity Series)	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2012 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward
Series A (Large Cap Core Series)	$1,952,226	$2,471,434	$19,857,805	$(44,071,716)[1]
Series B (Large Cap Value Series)	3,229,551	—	41,374,327	(47,991,196)[1]
Series C (Money Market Series)	—	—	3,484	—
Series D (MSCI EAFE Equal Weight Series)	8,768,672	—	(737,847)	(82,740,129)[1]
Series E (U.S. Intermediate Bond Series)	3,491,775	—	3,638,454	(12,568,741)[1]
Series J (Mid Cap Growth Series)	500,810	12,227,488	5,658,277	(31,694,814)[1]
Series N (Managed Asset Allocation Series)	529,482	6,340,386	1,125,108	(4,589,567)[1]
Series O (All Cap Value Series)	1,256,228	—	13,953,646	(19,063,805)[1]
Series P (High Yield Series)	10,529,284	1,234,994	3,167,937	—
Series Q (Small Cap Value Series)	665,033	13,040,288	11,628,774	—
Series V (Mid Cap Value Series)	1,209,794	17,275,347	26,845,555	—
Series X (Small Cap Growth Series)	—	3,127,824	1,948,891	(7,277,494)[1]
Series Y (Large Cap Concentrated Growth Series)	242,457	1,219,245	1,798,636	(7,991,371)[1]
Series Z (Alpha Opportunity Series)	—	120,551	1,070,555	(3,903,682)[1]

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2016	2017	2018	Short-Term	Long-Term	Carryforward
Series A (Large Cap Core Series)	$(14,983,912)	$(29,087,804)	$—	$—	$—	$(44,071,716)
Series B (Large Cap Value Series)	(20,090,121)	(27,901,075)	—	—	—	(47,991,196)
Series D (MSCI EAFE Equal Weight Series)	(43,071,596)	(15,850,751)	—	(9,590,081)	(14,227,701)	(82,740,129)
Series E (U.S. Intermediate Bond Series)	—	(12,208,585)	(360,156)	—	—	(12,568,741)
Series J (Mid Cap Growth Series)	(19,679,896)	(12,014,918)	—	—	—	(31,694,814)
Series N (Managed Asset Allocation Series)	—	(4,589,567)	—	—	—	(4,589,567)
Series O (All Cap Value Series)	(6,265,658)	(12,798,147)	—	—	—	(19,063,805)
Series X (Small Cap Growth Series)	(5,821,995)	(1,455,499)	—	—	—	(7,277,494)
Series Y (Large Cap Concentrated Growth Series)	(6,393,097)	(1,598,274)	—	—	—	(7,991,371)
Series Z (Alpha Opportunity Series)	(3,122,946)	(780,736)	—	—	—	(3,903,682)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred ordinary and capital losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Series A (Large Cap Core Series)	$1,574,126	$(1,309,773)	$(264,353)
Series B (Large Cap Value Series)	2,783,404	(2,783,403)	(1)
Series C (Money Market Series)	(465,869)	465,869	—
Series D (MSCI EAFE Equal Weight Series)	36,671,872	2,479,683	(39,151,555)
Series E (U.S. Intermediate Bond Series)	3,506,317	(3,187,995)	(318,322)
Series J (Mid Cap Growth Series)	9,048,164	—	(9,048,164)
Series N (Managed Asset Allocation Series)	1,178,399	(986,956)	(191,443)
Series O (All Cap Value Series)	1,075,134	(1,075,134)	—
Series P (High Yield Series)	15,218,431	(10,231,622)	(4,986,809)
Series Q (Small Cap Value Series)	7,383,797	5,062	(7,388,859)
Series V (Mid Cap Value Series)	3,949,094	(748,307)	(3,200,787)
Series X (Small Cap Growth Series)	5,077,841	194,441	(5,272,282)
Series Y (Large Cap Concentrated Growth Series)	1,311,092	(79,982)	(1,231,110)
Series Z (Alpha Opportunity Series)	(58,919)	69,014	(10,095)

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Series A (Large Cap Core Series)	$176,748,079	$26,686,736	$(6,828,931)	$19,857,805
Series B (Large Cap Value Series)	204,679,246	53,487,760	(12,113,433)	41,374,327
Series C (Money Market Series)	72,637,789	4,881	(1,397)	3,484
Series D (MSCI EAFE Equal Weight Series)	185,896,517	17,645,067	(18,380,046)	(734,979)
Series E (U.S. Intermediate Bond Series)	107,584,557	5,243,043	(1,604,589)	3,638,454
Series J (Mid Cap Growth Series)	134,180,768	9,327,957	(3,669,680)	5,658,277
Series N (Managed Asset Allocation Series)	59,220,491	1,214,318	(109,202)	1,105,116
Series O (All Cap Value Series)	114,754,236	22,327,958	(8,374,312)	13,953,646
Series P (High Yield Series)	133,686,036	7,430,273	(4,262,336)	3,167,937
Series Q (Small Cap Value Series)	98,951,345	19,752,482	(8,123,708)	11,628,774
Series V (Mid Cap Value Series)	228,838,477	48,582,684	(21,737,129)	26,845,555
Series X (Small Cap Growth Series)	28,964,302	4,499,935	(2,551,044)	1,948,891
Series Y (Large Cap Concentrated Growth Series)	32,878,911	2,364,276	(565,640)	1,798,636
Series Z (Alpha Opportunity Series)	16,757,773	2,164,738	(1,086,650)	1,078,088

8. Other Liabilities

Series A (Large Cap Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2012.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2012 was $18,615 for Series A (Large Cap Core Series) and $205,716 for Series V (Mid Cap Value Series).

9. Securities Transactions

For the year ended December 31, 2012, purchases and sales of investment securities, excluding government and short-term investments, were as follows:

Fund	Purchases	Sales
Series A (Large Cap Core Series)	$210,140,598	$241,336,047
Series B (Large Cap Value Series)	40,576,269	71,734,236
Series C (Money Market Series)	—	—
Series D (MSCI EAFE Equal Weight Series)	65,844,955	90,240,054
Series E (U.S. Intermediate Bond Series)	85,432,576	61,970,770
Series J (Mid Cap Growth Series)	201,571,916	220,574,305
Series N (Managed Asset Allocation Series)	66,392,732	95,720,279
Series O (All Cap Value Series)	18,457,571	42,027,775
Series P (High Yield Series)	128,092,949	111,253,946
Series Q (Small Cap Value Series)	49,423,585	62,810,441
Series V (Mid Cap Value Series)	58,979,948	94,396,718
Series X (Small Cap Growth Series)	24,228,233	32,155,281
Series Y (Large Cap Concentrated Growth)	68,550,400	74,179,260
Series Z (Alpha Opportunity Series)	48,748,132	54,076,302

During the year ended December 31, 2012, purchases and sales of government securities, excluding short-term investments, were as follows:

	Purchases	Sales
Series E (U.S. Intermediate Bond Series)	$4,893,047	$42,774,523
Series N (Managed Asset Allocation Series)	1,569,991	3,802,937

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended December 31, 2012 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	12/31/11	Additions	Reductions	12/31/12	12/31/12	Income
Series V(Mid Cap Value Series)	Common Stock:
	HydroGen Corp.	$6,791	$—	$—	$8,337	672,346	$—

11. Options Written

Transactions in options written during the year ended December 31, 2012 were as follows:

Call Options Written

	Series O (All Cap Value Series)		Series Q (Small Cap Value Series)		Series V (Mid Cap Value Series)
	Number of	Premium	Number of	Premium	Number of	Premium
	contracts	amount	contracts	amount	contracts	amount
Balance at December 31, 2011	580	$135,810	454	$81,721	1,300	$293,309
Options written	—	—	112	31,927	260	74,117
Options terminated in closing
purchase transactions	—	—	—	—	—	—
Options expired	(239)	(61,488)	(411)	(82,300)	(942)	(232,538)
Options exercised	(341)	(74,322)	(155)	(31,348)	(618)	(134,888)
Balance at December 31, 2012	—	$—	—	$—	—	$—

Put Options Written

	Series O (All Cap Value Series)		Series Q (Small Cap Value Series)		Series V (Mid Cap Value Series)
	Number of	Premium	Number of	Premium	Number of	Premium
	contracts	amount	contracts	amount	contracts	amount
Balance at December 31, 2011	711	$171,569	533	$81,125	1,296	$311,379
Options written	81	5,508	1,355	159,620	2,955	295,716
Options terminated in closing
purchase transactions	(161)	(22,363)	(121)	(16,803)	(292)	(40,550)
Options expired	(521)	(100,759)	(1,549)	(179,689)	(3,760)	(468,937)
Options exercised	(110)	(53,955)	(218)	(44,253)	(199)	(97,608)
Balance at December 31, 2012	—	$—	—	$—	—	$—

12. Series Z

The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. Release of the collateral requires the consent of LBIE and Lehman Brothers Inc. (“LBI”), an entity that is subject to a liquidation proceeding. The Fund delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund has worked to resolve these issues with LBIE and the Administrator. As of December 31, 2012, included in the Statement of Assets and Liabilities are the value of restricted long positions of $9,066,866, cash collateral of $1,417,530, restricted cash representing the value of short sale proceeds of $4,493,492 and liabilities for short sales of $7,786,654, representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. If these short sales had not been terminated, the value of the liability related to these securities sold short would have been $8,762,132 as of December 31, 2012 resulting in a decrease in net assets of $975,478 or (6.3)%. Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and LBI, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guaranty that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

NOTES TO FINANCIAL STATEMENTS (continued)

impact the Fund’s net asset value. As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.

Effective as of August 1, 2011, Security Investors, LLC has agreed to purchase shares of the Fund from time to time to provide the Fund with liquidity if needed to meet redemptions. The intent of the agreement is to provide liquidity to the Fund in the event that shareholders seek to redeem shares of the Fund at a time that there are not sufficient unrestricted assets.

13. Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Funds are liable for unfunded loan commitments as of December 31, 2012. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitment as of December 31, 2012 was as follows:

Series P (High Yield Series)

Borrower	Amount
Associated Partners, Inc.	$700,000

14. Line of Credit

On December 14, 2012, Series E (U.S. Intermediate Bond Series) and Series P (High Yield Series) (the “Funds”) entered into an unlimited credit facility agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. At December 31, 2012, there was $50,000,000 of credit facility. The maximum amount outstanding during the year ended December 31, 2012 was $0. The Funds did not have any borrowings under this agreement at December 31, 2012.

15. Legal Proceedings

Tribune Company

SBL Fund may be a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the SBL Fund when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from the shareholders the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). SBL Fund has been named as a defendant and may be a putative member of one or more proposed defendant classes in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion. None of these lawsuits allege any wrongdoing on the part of SBL Fund. The following series of SBL Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, SBL Fund is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

SBL Fund may be a putative member of the proposed defendant class in Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.).

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit initially was filed in New York Supreme Court, Case No. 653522/2011, on December 19, 2011. On April 25, 2012, it was removed to the United States District Court for the Southern District of New York, Case No. 12-3273, and on April 26, 2012, it was referred to the United States Bankruptcy Court for the Southern District of New York.

This lawsuit does not allege any wrongdoing on the part of SBL Fund. The following series of SBL Fund received cash proceeds from the cash out merger in the following amounts: Series N (Managed Asset Allocation Series) - $28,800. At this stage of the proceedings, SBL Fund is not able to make a reliable predication as to the outcome of this lawsuit or the effect, if any, on a Fund’s net asset value.

16. Subsquent Events

Investment Policy Change

At a meeting held on November 15, 2012, the Board of Directors of the Series approved certain changes to the Series’ investment program. In particular, the Board approved the following:

•	a change of the Series’ name to Series E (Total Return Bond Series);

•	changes to the Series’ principal investment strategies, including the Series’ non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended; and

•	removal of the non-fundamental policy relating to borrowing.

The changes to the Series discussed above became effective on January 29, 2013.

Distributor Name Change

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of SBL Fund:

We have audited the accompanying statements of assets and liabilities of SBL Fund (comprising, Series A–Large Cap Core Series, Series B–Large Cap Value Series, Series C–Money Market Series, Series D–MSCI EAFE Equal Weight Series, Series E–U.S. Intermediate Bond Series, Series J– Mid Cap Growth Series, Series N–Managed Asset Allocation Series, Series O–All Cap Value Series, Series P–High Yield Series, Series Q–Small Cap Value Series, Series V–Mid Cap Value Series, Series X–Small Cap Growth Series, Series Y–Large Cap Concentrated Growth Series and Series Z–Alpha Opportunity Series) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 12 to the financial statements, Series Z–Alpha Opportunity Series has ongoing exposure to Lehman Brothers International Europe, which was placed into administration in September 2008. Significant uncertainly exists regarding the ultimate timing and manner of settlement of this exposure and the difference between amounts currently recorded and that which may ultimately be settled may be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SBL Fund at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 27, 2013

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Series A (Large Cap Core Series)	100.00%
Series B (Large Cap Value Series)	100.00%
Series D (MSCI EAFE Equal Weight Series)	1.84%
Series J (Mid Cap Growth Series)	100.00%
Series N (Managed Asset Allocation Series)	100.00%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	0.48%
Series Q (Small Cap Value Series)	100.00%
Series V (Mid Cap Value Series)	100.00%
Series Y (Large Cap Concentrated Growth Series)	100.00%

With respect to the taxable year ended December 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gains,
Fund	subject to the 15% rate gains category:
Series A (Large Cap Core Series)	$2,471,434
Series J (Mid Cap Growth Series)	12,227,488
Series N (Managed Asset Allocation Series)	6,340,386
Series P (High Yield Series)	1,234,994
Series Q (Small Cap Value Series)	13,040,288
Series V (Mid Cap Value Series)	17,275,347
Series X (Small Cap Growth Series)	3,127,824
Series Y (Large Cap Concentrated Growth Series)	1,219,245
Series Z (Alpha Opportunity Series)	120,551

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

OTHER INFORMATION (Unaudited) (concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION on board of Directors and officers (Unaudited)

DIRECTORS

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors

Harry W. Craig, Jr.** (05-11-39) 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC.
Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, The Martin Tractor Company, Inc.

Jerry B. Farley**	Current: President, Washburn University
(09-20-46)
2005

Penny A. Lumpkin** (08-20-39) 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius**	Current: President and Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)
1998

Donald C. Cacciapaglia* (07-01-51) 2012 (President)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.

**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors, LLC of the accounting and financial reporting functions for the Funds.
***	Each Director oversees the Funds and serves until the next annual meeting, or until a successor has been duly elected and qualified.

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INFORMATION on board of Directors and officers (Unaudited) (continued)

OFFICERS*

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Mark P. Bronzo (11-01-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts, LLC (2003–2008)

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012	Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC
Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Nikolaos Bonos (05-30-63) Treasurer - 2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC
Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010	Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust
Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION on board of Directors and officers (Unaudited) (concluded)

OFFICERS*—(concluded)

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Amy J. Lee (06-05-61) Vice President - 2007 Secretary - 1987	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital
Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

Joseph C. O’Connor (07-15-60) Vice President – 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts, LLC (2003–2008)

Daniel W. Portanova (10-02-60) Vice President – 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts, LLC (2003–2008)

James P. Schier (12-28-57) Vice President – 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

David G. Toussaint (10-10-66) Vice President – 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005–2009)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY Policies

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY Policies (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

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Item 2. Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Maynard Oliverius, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate Audit Fees billed by the Registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2012 and December 31, 2011 were $242,520 and $287,600, respectively.

(b) The aggregate Audit Related Fees by the Registrant’s principal accountant billed for the fiscal years ended December 31, 2012 and December 31, 2011 were $10,297 and $5,420, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2012 and December 31, 2011 were $35,000 and $30,000, respectively.

(c) The aggregate Tax Fees billed by the Registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2012 and December 31, 2011 was $35,689 and $68,060, respectively.

(d) The aggregate All Other Fees billed by the Registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2012 and December 31, 2011 were $0 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, Penny Lumpkin, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $70,689 and $103,479, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SBL Fund

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	March 08, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	March 08, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date	March 08, 2013

* Print the name and title of each signing officer under his or her signature.